SELIGMAN
------------------------------
                   GLOBAL FUND
                  SERIES, INC.


                      EMERGING
                  MARKETS FUND

            GLOBAL GROWTH FUND

                GLOBAL SMALLER
                COMPANIES FUND

        GLOBAL TECHNOLOGY FUND

                 INTERNATIONAL
                   GROWTH FUND


                                                               ANNUAL REPORT

                                                             OCTOBER 31, 2000

                                                                ----------

                                                                       INVESTING

                                                             AROUND THE WORLD

                                                                FOR CAPITAL

                                                                    APPRECIATION


                                                             [SELIGMAN LOGO]
                                                          J. & W. SELIGMAN & CO.
                                                                    INCORPORATED
                                                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TABLE OF CONTENTS

To the Shareholders .......................................................    1
Market and Economic Overview ..............................................    2
Seligman Emerging Markets Fund:
  Investment Report .......................................................    3
  Performance and Portfolio Overview ......................................    5
  Portfolio of Investments ................................................    8
Seligman Global Growth Fund:
  Investment Report .......................................................   11
  Performance and Portfolio Overview ......................................   13
  Portfolio of Investments ................................................   16
Seligman Global Smaller Companies Fund:
  Investment Report .......................................................   21
  Performance and Portfolio Overview ......................................   23
  Portfolio of Investments ................................................   26
Seligman Global Technology Fund:
  Investment Report .......................................................   35
  Performance and Portfolio Overview ......................................   37
  Portfolio of Investments ................................................   40
Seligman International Growth Fund:
  Investment Report .......................................................   44
  Performance and Portfolio Overview ......................................   46
  Portfolio of Investments ................................................   49
Statements of Assets and Liabilities ......................................   53
Statements of Operations ..................................................   54
Statements of Changes in Net Assets .......................................   55
Notes to Financial Statements .............................................   57
Financial Highlights ......................................................   65
Report of Independent Auditors ............................................   73
Board of Directors ........................................................   74
Executive Officers AND For More Information ...............................   75
Glossary of Financial Terms ...............................................   76
Benchmarks ................................................................   77

TO THE SHAREHOLDERS

The year ended October 31, 2000, was marked by a significant shift in the global investment environment. The US and international stock markets performed strongly throughout 1999 and throughout the first quarter of 2000, but the second and third quarters of 2000 have been volatile, marked by a general flight from the technology sector, rising interest rates, a continued weak euro, and higher oil prices. The Funds in Seligman Global Fund Series have felt the impact of these challenging times, but have still posted positive returns for the period under review.

Technology and emerging markets stocks have suffered most in this changing investment climate because they were perceived to be especially vulnerable to rising interest rates. The volatility that has become the defining feature of 2000 began in earnest in March 2000 with the correction in the technolology-heavy Nasdaq Composite Index. From its peak on March 10, 2000, through its low during this reporting period on October 12, 2000, this index lost 39% of its market value. In retrospect, certainly many technology companies may have been overvalued, but investors have also become increasingly risk-averse, and some good technology companies have suffered unfairly as a result. Emerging markets stocks also suffered disproportionately from the fear of rising rates. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index declined 28% from the end of March through the end of October 2000.

The euro's persistent weakness against the US dollar has presented challenges both inside and outside the euro zone. Introduced in January of 1999, the euro had fallen 30% against the US dollar by October 25, 2000, largely because the strong US economy consistently attracted more investments. In Europe, a weak euro has made imports more expensive (a possible inflationary pressure), and has magnified the price increase of dollar-denominated oil. In the US, corporate balance sheets have been hurt because US exports have become more costly for European consumers. Coordinated efforts by world banks to strengthen the euro have thus far showed limited effectiveness, but a slowing US economy could bolster investor confidence in the undervalued euro, given the fact that Europe's economies remain healthy.

We believe that global financial markets have undergone, and will possibly continue to experience, a necessary period of adjustment following the last several years' exceptional returns for equity markets worldwide. Rising global interest rates, resulting from accelerating world economic growth, were needed to slow growth in many areas of the globe to a more sustainable pace. Over the short term, we expect that markets will continue to be volatile in response to continued signs of a slowing US economy and corporate earnings disappointments. Over the long term, however, our outlook for global financial markets remains positive.

We are pleased to welcome David F. Cooley to Seligman's Global Growth Team, where he will assume responsibility for international equities. Mr. Cooley joined J. & W. Seligman & Co. Incorporated on October 2, 2000, as a Senior Vice President and Investment Officer.

Thank you for your continued support of Seligman Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman


                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President

December 15, 2000

MARKET AND ECONOMIC OVERVIEW


OVERVIEW

Global financial markets experienced considerable volatility during the year ended October 31, 2000. Economic growth was slowing but still strong in most regions. Rising interest rates, a sharp increase in oil prices, and a weak euro created a challenging environment for US and world equity markets. During the third and fourth calendar quarters of 2000, the US equity market in particular weakened further, based on continued signs of economic deceleration and uncertainty surrounding the US presidential election.

UNITED STATES

The US stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned 6.09% for the one-year period ended October 31, 2000, amid significant volatility. Earnings and interest rate worries prompted a major correction in the technology-heavy Nasdaq Composite Index in March 2000, and, as the year progressed, the volatility spilled over to the large-cap companies of the S&P 500. The Federal Reserve Board, continuing its efforts to prevent an upsurge in inflation, raised interest rates six times between June 1999 and May 2000. Since then, however, the Fed has been encouraged by signs of economic slowing, and has not raised rates again.

In November 2000, further evidence of an economic slowdown (third quarter GDP growth was estimated at 2.4%, compared with 5.6% in the second quarter), earnings warnings by some large technology companies, weakening corporate profits, and the presidential impasse pulled financial markets down further. Market sentiment was helped, however, by Fed Chairman Alan Greenspan's comments on December 5 acknowledging the slowdown. If the US economy continues to decelerate, the Fed could cut interest rates as early as February 2001.

UNITED KINGDOM

The UK's stock market disappointed this year, falling 5.85% for the year ended October 31, 2000. The UK was hurt because its strong currency made British exports more expensive, penalizing its balance of trade. The UK is mature in its economic cycle, with a robust but slowing economy, wage inflation, and low unemployment; however, unlike in the US, in Britain these factors have not been tempered by steady gains in productivity.

CONTINENTAL EUROPE

Continental Europe has enjoyed good economic health, even as it has coped with the sharp decline of the euro against the US dollar. Across the countries of the European Union, current account balances are generally good. Europe is not overly dependent on the US as a market for its exports, and inflation is generally under control in this region. In our view, the euro is significantly undervalued, as the US has attracted far more investment money than has Europe. This trend should moderate as growth in the US cools and investors increase their investments in European markets.

JAPAN

Japan's long slump continues, marked by lackluster growth and weak consumption. In 1999, there were promises of the long-awaited restructuring necessary to revive the Japanese economy, but the government of Prime Minister Yoshiro Mori has, thus far, failed to enact these painful changes. With Japan now nine years into its economic malaise, and with observers unanimous on the need for major restructuring, the country could be poised for a turnaround.

PACIFIC REGION

The Pacific Region continued to perform weakly for the year ended October 31, 2000. This year's global technology slowdown hit this region especially hard, because its economies are based largely on high-tech exports. Unfortunately, investors have also been disappointed by the slow pace of much-needed structural reforms in these markets, particularly in South Korea and Southeast Asia.

EMERGING MARKETS

Despite encouraging economic fundamentals in many emerging markets, performance in these countries has disappointed during most of 2000. The strong US currency hurt dollar-based exports to Europe, and negatively impacted many companies with dollar-denominated debt. Russia and Mexico both benefited from rising oil prices, but other emerging markets were hurt by the effect of high oil prices on their trade and current account balances. Because the largest sectors in the emerging markets universe are technology and telecommunications, the impact of this year's flight from technology was strongly felt in these countries.

INVESTMENT REPORT
Seligman Emerging Markets Fund


PERFORMANCE REVIEW

For the year ended October 31, 2000, Seligman Emerging Markets Fund had a disappointing total return of -16.74% based on the net asset value of Class A shares. Its relevant indices were also weak, with the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index down 8.81%, and the Lipper Emerging Markets Funds Average down 2.71%. The Fund's performance was hurt by the poor performance of the Pacific region, which represents approximately one-third of the Fund's portfolio. Israeli and Latin American performance mitigated a disappointing year, however.

PACIFIC REGION

Taiwanese holdings, which represent one of the Fund's largest country weightings, fell 26.96% during the past year. Poor performance began with political turmoil at the macro level and technology jitters at the micro level. The newly-elected Democratic People's Party has failed to clearly establish its priorities, while the opposition KMT party has played an obstructionist role. Taiwanese technology companies, like their American counterparts, reported disappointing earnings.

South Korea continues to be impacted by the slow pace of the country's corporate restructurings, as well as the ongoing effects of large bankruptcies on the country's financial institutions. The poor corporate governance practices of many of South Korea's chaebols (conglomerates) have meant that healthy group businesses have been forced to support unprofitable operations through soft loans and equity purchases. The slowdown in the large-cap electronics and semiconductor sectors has made valuations attractive, but it is expected that investors will be lured back only by renewed signs of serious (and sometimes painful) restructuring. The Fund is now underweighted in South Korea because of corporate governance issues, and also because of concerns that slowing global growth could stall South Korea's current export-led recovery.

LATIN AMERICA

Mexico has had a very positive year due to rising oil prices and a growing economy, and the stock market's 18.42% return has reflected this. Presidential elections held in July signaled a dramatic change in Mexico's political structure. The ruling PRI party lost the presidency and its control of the Mexican Senate for the first time in 71 years. Aside from the macroeconomic implications of this change, Mexico has now firmly established itself as a full and working democracy. We believe that recognition of this will result in more foreign investment, especially when seen alongside the recent upgrade of Mexican sovereign debt to investment grade. President-elect Vicente Fox of the business-friendly, center-right PAN party is now likely to guide Mexico even more quickly along the path to a fully deregulated market economy as the remaining state-controlled sectors are privatized and restructured.

The Brazilian market, another significant country weighting, returned a strong 39.33%. We continue to be


EMERGING MARKETS GROWTH TEAM: DANIEL BARKER
(PORTFOLIO MANAGER), MORID KAMSHAD, EDWARD MEHALICK


FUND OBJECTIVE

Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

INVESTMENT REPORT
Seligman Emerging Markets Fund


impressed by Brazil's macroeconomic data. Inflation, a perpetual problem in Brazil, is under control, growth has been surprisingly buoyant, and interest rates are declining. For these reasons, we have increased the Fund's weighting in Brazil.

EMERGING EUROPE

The Russian market enjoyed a small rebound from previously depressed levels after Vladimir Putin was (as expected) elected president. So far, the government under Putin has managed to better control the fiscal budget, and, helped by higher oil prices, the Russian economy is forecasted to expand by over 6% in 2000. This would be the first year in which Russia's economy has grown since the breakup of the Soviet Union. Nonetheless, this year's extraordinary growth may not be repeated, as there remain many structural problems, mostly at the micro level. Among these, the most important are bank reform and the restructuring of the corporate sector, which has seen very little investment in the past few years.

Central and Eastern Europe have been characterized over the last six months by aggressive monetary policy, limited fiscal policy, and a failure of government to rapidly liber-alize key industries, such as agriculture and telecommunications in Poland and natural gas in Hungary. Nonetheless, admission of Poland, Hungary, and the Czech Republic to the EU is likely to occur in 2004 or 2005, only slightly behind their 2003 target date.

OTHER MARKETS

The technology-based, export-oriented Israeli market boasted an outstanding total return of 77.71% this year, and Israeli companies were well-represented in the Fund's largest holdings. However, given the slowdown in technology and the ongoing conflict in the Middle East, we do not expect to increase our Israeli weighting over the medium term.


OUTLOOK

While we are disappointed by performance, thus far, in 2000, we remain encouraged by solid economic fundamentals in the markets that the Fund targets. Volatility is expected to continue, although we believe that most of the bad news is already being reflected in stock prices. A positive catalyst for performance could come from an end to, or a reversal of, the US Federal Reserve Board's monetary tightening. Other possible catalysts include a significant decline in oil prices, improving global growth prospects, and substantive progress towards peace in the Middle East. The portfolio will continue to focus on reasonably valued companies enjoying strong, secular growth.

NOTE: ALL FIGURES ARE IN US DOLLAR TERMS. ALL SPECIFIC MARKET PERFORMANCE INFORMATION REPRESENTS THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COUNTRY INDEX FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 2000, UNLESS OTHERWISE STATED.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund


COUNTRY ALLOCATION
OCTOBER 31, 2000
                                                MSCI
                                                 EMF
                                       FUND     INDEX
                                      -----     -----
EUROPE, MIDDLE EAST,
   AND AFRICA ....................    30.73%    21.80%
   Croatia .......................     1.12        --
   Czech Republic ................       --      0.54
   Egypt .........................     2.51        --
   Estonia .......................     0.74        --
   Greece ........................     2.94      5.89
   Hungary .......................     1.96      0.83
   Israel ........................    15.95      2.68
   Jordan ........................       --      0.20
   Poland ........................     1.27      1.13
   Russia ........................     2.66      1.26
   South Africa ..................     1.34      5.84
   Turkey ........................     0.24      3.43
LATIN AMERICA ....................    27.90     25.91
   Argentina .....................       --      0.83
   Brazil ........................    16.20     13.33
   Chile .........................       --      2.82
   Colombia ......................       --      0.21
   Mexico ........................    11.70      8.06
   Peru ..........................       --      0.33
   Venezuela .....................       --      0.33
PACIFIC ..........................    35.35     52.29
   China .........................     6.91      7.71
   India .........................     5.94      5.73
   Indonesia .....................     0.82      1.49
   Malaysia ......................     1.32      4.98
   Pakistan ......................       --      0.25
   Philippines ...................       --      1.15
   South Korea ...................     6.38     13.52
   Sri Lanka .....................       --      0.03
   Taiwan ........................    10.51     15.66
   Thailand ......................     3.47      1.77
OTHER ASSETS LESS LIABILITIES ....     6.02        --
                                     ------    ------
TOTAL ............................   100.00%   100.00%
                                     ======    ======


LARGEST INDUSTRIES
OCTOBER 31, 2000

         [The data below represents a bar chart in the printed piece.]

ELECTRONIC TECHNOLOGY         $8,970,309
TELECOMMUNICATIONS            $7,635,457
TECHNOLOGY SERVICES           $5,790,916
FINANCIAL SERVICES            $5,068,933
MANUFACTURING                 $4,702,428


REGIONAL ALLOCATION
OCTOBER 31, 2000

          [The data below represents a pie chart in the printed piece.]

Europe, Middle East, and Africa         30.73%
Other Assets Less Liabilities            6.02%
Pacific                                 35.35%
Latin America                           27.90%


LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2000

SECURITY                                                                 VALUE
--------                                                                 -----
RADVision (Israel) ................................................   $2,636,250
M-Systems Flash Disk Pioneers (Israel) ............................    1,612,812
China Mobile (Hong Kong) (China) ..................................    1,565,681
Galileo Technology (Israel) .......................................    1,498,750
Grupo Financiero Banorte (Mexico) .................................    1,342,118
HCL Technologies (India) ..........................................    1,292,520
Empresa Brasileira de Aeronautica "Embraer" (ADRs) (Brazil) .......    1,157,500
Ceragon Networks (Israel) .........................................    1,122,188
Macronix International (ADRs) (Taiwan) ............................    1,108,241
Daeduck Electronics (South Korea) .................................    1,079,840

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2000

                                                        AVERAGE ANNUAL
                                                  ---------------------------
                                                            CLASS C
                                                             SINCE      SINCE
                                        SIX         ONE    INCEPTION  INCEPTION
                                       MONTHS*     YEAR     5/27/99    5/28/96
                                      --------    ------   ---------  ---------
CLASS A**
With Sales Charge                      (32.48)%   (20.65)%     n/a      (6.50)%
Without Sales Charge                   (29.13)    (16.74)      n/a      (5.45)
CLASS B**
With CDSC                              (32.77)    (21.32)      n/a      (6.54)
Without CDSC                           (29.23)    (17.18)      n/a      (6.11)
CLASS C**
With Sales Charge and CDSC             (30.66)    (18.88)    (9.83)%      n/a
Without Sales Charge and CDSC          (29.23)    (17.18)    (8.57)       n/a
CLASS D**
With 1% CDSC                           (29.93)    (18.01)      n/a        n/a
Without CDSC                           (29.23)    (17.18)      n/a      (6.11)
LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                     (19.41)     (2.71)     3.29+++   (2.59)++
MSCI EMF INDEX***                      (19.92)     (8.81)    (1.16)+++  (5.30)++


NET ASSET VALUE

                                             CAPITAL GAIN (LOSS) INFORMATION
        OCTOBER 31,  APRIL 30,  OCTOBER 31,  FOR THE YEAR ENDED OCTOBER 31, 2000
           2000        2000        1999
        ----------   --------   ----------   REALIZED            $1.016
CLASS A   $5.57       $7.86       $6.69      UNREALIZED          (1.194)(o)
CLASS B    5.40        7.63        6.52
CLASS C    5.40        7.63        6.52
CLASS D    5.40        7.63        6.52



     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.


----------

* ____ Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 2% since inception.

++ ___ From May 31, 1996.

+++ From May 31, 1999.

o ____ Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Emerging Markets Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 2% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through October 31, 2000, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

        [The data below represents a line chart in the printed piece.]


              CLASS A                CLASS A
              WITHOUT    CLASS B      WITH       CLASS D       MSCI       LIPPER
               SALES       WITH       SALES      WITHOUT       EMF         EMF
              CHARGE       CDSC      CHARGE        CDSC       INDEX      AVERAGE
              -------     -----      -------     -------     -------     -------
5/28/96       $ 9520     $10000      $10000      $10000      $10000      $10000
                9013       9468        9454        9454        9375        9468
10/31/96        9040       9496        9468        9468        9440        9553
               10173      10686       10630       10644       10299       10738
4/30/97        10653      11190       11106       11106       10476       10969
               12453      13081       12969       12969       11522       12442
10/31/97        9787      10280       10182       10182        8639        9920
                9173       9636        9524        9524        7856        9003
4/30/98        10600      11135       10980       10966        8954       10255
                9000       9455        9300        9300        7135        8389
10/31/98        6907       7255        7129        7129        5962        6741
                7080       7437        7283        7297        6262        6914
4/30/99         8787       9230        9020        9034        8041        8584
                9120       9580        9356        9370        8660        9297
10/31/99        8920       9370        9132        9132        8623        9152
               12133      12171       11835       11835       10654       11891
4/30/00        10480      11008       10686       10686        9819       11049
                9280       9748        9454        9454        9243       10459
10/31/00      $ 7427     $ 7801      $ 7412      $ 7563      $ 7863      $ 8904


     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds' net asset value may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, economies based on less diversified bases, and securities markets that trade a smaller number of securities.

     As shown on page 6, the performance of Class C shares will be greater than or less than the performances shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not a guarantee of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 2000

                                                                          SHARES
                                                        ----------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE      10/31/00
---------                                               --------      --------
Ceragon Networks (Israel) ...........................    90,000        90,000
Daeduck Electronics (South Korea) ...................   134,980       134,980
Galileo Technology (Israel) .........................    55,000        55,000
HCL Technologies (India) ............................    50,900        50,900
M-Systems Flash Disk Pioneers (Israel) ..............    45,000        65,000(1)
NIIT (India) ........................................    30,600        30,600
Orascom Telecommunications (GDRs) (Egypt) ...........   130,000       130,000
Procomp Infomatics (Taiwan) .........................   191,000       246,200(2)
RADVision (Israel) ..................................   101,000       120,000
Ritek (Taiwan) ......................................   162,500       325,000(3)

                                                                          SHARES
                                                        ----------------------
                                                                        HOLDINGS
REDUCTIONS                                              DECREASE      10/31/00
----------                                              --------      --------
AudioCodes (Israel) .................................    46,500(4)         --
Hon Hai Precision Industry (Taiwan) .................   140,000            --
India IT Fund (India) ...............................    20,470            --
NICE Systems (ADRs) (Israel) ........................    15,000            --
Orbotech (Israel) ...................................    12,000            --
Petroleo Brasileiro "Petrobras" (ADRs) (Brazil) .....    12,800        35,000
Siliconware Precision Industries (Taiwan) ...........   750,000            --
SK Telecom (ADRs) (South Korea) .....................    47,910            --
Taiwan Semiconductor Manufacturing (Taiwan) .........   320,000(5)         --
Tele Norte Celular Participacoes (ADRs) (Brazil) ....    22,000            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 20,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 13,200 shares received as a result of a 22% stock split.
(3) Includes 162,500 shares received as a result of a 65% stock split.
(4) Includes 20,000 shares received as a result of a 2-for-1 stock split.
(5) Includes 70,000 shares received as a result of a 28% stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Emerging Markets Fund
                                                          SHARES        VALUE
                                                          ------     -----------
COMMON STOCKS  93.98%
BRAZIL  16.20%
BRASIL TELECOM PARTICIPACOES (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          16,000     $   867,000
CELULAR CRT PARTICIPACOES*
   Provider of wireless telecom-
   munications services
   (Telecommunications)                                    2,500         822,407
COMPANHIA BRASILEIRA DE DISTRIBUICAO
   GRUPO PAO DE ACUCAR (ADRS)
   Operator of supermarkets,
   consumer electronics, and
   appliance stores (Retailing)                           30,000       1,068,750
EMBRATEL PARTICIPACOES (ADRS)
   Provider of long-distance
   telecommunications services
   (Telecommunications)                                   40,000         647,500
EMPRESA BRASILEIRA DE
   AERONAUTICA "EMBRAER" (ADRS)
   Manufacturer of aircraft for
   commercial and military use
   (Manufacturing)                                        40,000       1,157,500
PETROLEO BRASILEIRO "PETROBRAS" (ADSS)*
   Oil and gas producer and
   distributor (Resources)                                35,000       1,017,187
TELE CELULAR SUL PARTICIPACOES (ADRS)
   Provider of telecommunications
   services (Telecommunications)                           9,300         234,244
TELE CENTRO OESTE CELULAR
   PARTICIPACOES (ADRS)
   Provider of telecommunications
   services (Telecommunications)                          90,000         911,250
UNIAO DE BANCOS BRASILEIROS
   "UNIBANCO" (GDRS)
   Commercial bank
   (Financial Services)                                   35,000         883,750
                                                                     -----------
                                                                       7,609,588
                                                                     -----------
CHINA  6.91%
BRILLIANCE CHINA AUTOMOTIVE HOLDINGS
   Manufacturer and distributor
   of minibuses (Manufacturing)                        1,633,000         523,465
CHINA MOBILE (HONG KONG)*
   Provider of cellular
   telecommunications services
   (Telecommunications)                                  243,000       1,565,681
CHINADOTCOM (CLASS A)*
   Provider of online advertising
   services (Technology Services)                         50,000         503,125
CHINA RARE EARTH HOLDINGS Manufacturer of products used in diversified industries, such as petroleum and chemical engineering, glass and ceramics, and high-tech electronics
   (Metals)                                            5,000,000         653,930
                                                                     -----------
                                                                       3,246,201
                                                                     -----------
CROATIA  1.12%
PLIVA (GDRS)
   Manufacturer and retailer of
   pharmaceutical products (Drugs
   and Health Care)                                       50,000         527,500
                                                                     -----------
EGYPT  2.51%
AL-AHRAM BEVERAGES (GDRS)*
   Producer of beer and soft drinks
   (Consumer Goods and Services)                          30,000         384,000
ORASCOM TELECOMMUNICATIONS (GDRS)*
   Participator in joint ventures
   which run GSM networks
   and operations in Africa
   and the Middle East
   (Telecommunications)                                  130,000         793,000
                                                                     -----------
                                                                       1,177,000
                                                                     -----------
ESTONIA  0.74%
HANSABANK
   Commercial bank
   (Financial Services)                                   48,000         348,911
                                                                     -----------
GREECE  2.94%
ALPHA BANK
   Provider of banking services
   (Financial Services)                                   18,000         664,834
STET HELLAS TELECOMMUNICATIONS (ADRS)*
   Provider of mobile
   telecommunications services
   (Telecommunications)                                   50,000         715,625
                                                                     -----------
                                                                       1,380,459
                                                                     -----------
HUNGARY  1.96%
OTP BANK (GDRS)
   Provider of commercial banking
   services (Financial Services)                          20,000         920,000
                                                                     -----------
INDIA  5.94%
HCL TECHNOLOGIES
   Provider of Internet technology
   services, including consulting
   and network security
   (Technology Services)                                  50,900       1,292,520
LARSEN & TOUBRO (GDSS)
   Manufacturer of engineering
   equipment (Diversified)                                70,000         465,500

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Emerging Markets Fund
                                                          SHARES        VALUE
                                                          ------     -----------
INDIA (CONTINUED)
NIIT
   Designer of computer software;
   provider of computer training
   (Technology Services)                                  30,600     $ 1,029,994
                                                                     -----------
                                                                       2,788,014
INDONESIA  0.82%                                                     -----------
PT MATAHARI PUTRA PRIMA
   Operator of department
   stores (Retailing)                                  6,250,000         383,948
                                                                     -----------
ISRAEL  15.95%
CERAGON NETWORKS*
   Provider of wireless networking systems
   (Networking/Communications Infrastructure)             90,000       1,122,188
GALILEO TECHNOLOGY*
   Provider of digital semi-
   conductor devices that perform
   critical functions for network systems
   (Electronic Technology)                                55,000       1,498,750
M-SYSTEMS FLASH DISK PIONEERS*
   Manufacturer of flash disk data
   storage devices for Internet
   appliances and network
   infrastructure equipment
   (Electronic Technology)                                65,000       1,612,812
RADVISION* Designer of products that enable real-time voice, video, and data communications over packet networks
   (Technology Services)                                 120,000       2,636,250
TTI TEAM TELECOM INTERNATIONAL*
   Provider of software products
   and services used in operations
   support and network management
   systems (Networking/Communications
   Infrastructure)                                        35,000         621,250
                                                                     -----------
                                                                       7,491,250
MALAYSIA  1.32%                                                      -----------
MALAYSIAN PACIFIC INDUSTRIES Investment holding company whose subsidiaries provide integrated circuits, semi- conductor devices, electronic components, and leadframes
   (Electronic Technology)                               110,000         622,368
                                                                     -----------
MEXICO  11.70%
GRUPO FINANCIERO BANORTE*
   Provider of banking services
   (Financial Services)                                  900,000       1,342,118
GRUPO TELEVISA (GDRS)*
   Provider of television and
   other media services (Media)                           18,000         974,250
TELEFONOS DE MEXICO "TELMEX"
   (CLASS L ADRS)
   Provider of telecommunications
   services (Telecommunications)                          20,000       1,078,750
TUBOS DE ACERO DE MEXICO
   "TAMSA" (ADRS)
   Manufacturer and retailer
   of industrial pipes and tubing
   (Manufacturing)                                        70,000       1,064,700
WAL-MART DE MEXICO (ADRS)*
   Discount retailer (Retailing)                          43,000       1,035,663
                                                                     -----------
                                                                       5,495,481
POLAND  1.27%                                                        -----------
EUROPEJSKI FUNDUSZ
   LEASINGOWY (GDRS)+
   Provider of equipment lease
   financing (Financial Services)                         20,000         269,000
TELEKOMUNIKACJA POLSKA (GDRS)
   Provider of telecommunications
   services (Networking/Communi-
   cations Infrastructure)                                64,800         325,620
                                                                     -----------
                                                                         594,620
RUSSIA  2.66%                                                        -----------
SURGUTNEFTEGAZ (ADRS)
   Oil and natural gas producer
   (Resources)                                            65,000         835,250
TATNEFT (ADRS)
   Oil and gas explorer and
   producer (Resources)                                   40,000         415,000
                                                                     -----------
                                                                       1,250,250
SOUTH AFRICA  1.34%                                                  -----------
NETWORK HEALTHCARE HOLDINGS
   Owner and operator of private
   hospitals and clinics (Drugs
   and Health Care)                                    2,859,100         302,482
SOFTLINE*
   Investment holding company
   with interests in software
   development and distribution
   (Technology Services)                                 800,000         329,027
                                                                     -----------
                                                                         631,509
SOUTH KOREA  6.38%                                                   -----------
DAEDUCK ELECTRONICS
   Manufacturer of printed
   circuit boards (Manufacturing)                        134,980       1,079,840
H&CB
   Provider of banking services
   (Financial Services)                                   22,000         528,967

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Emerging Markets Fund


                                                          SHARES        VALUE
                                                          ------     -----------
SOUTH KOREA (CONTINUED)
INSUNG INFORMATION*
   Provider of network solutions, including local area network, wide area network, and storage area network (Networking/
   Communications Infrastructure)                         75,000     $   509,011
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semiconductors
   (Manufacturing)                                         7,000         876,923
                                                                     -----------
                                                                       2,994,741
                                                                     -----------
TAIWAN  10.51%
ASUSTEK COMPUTER Provider of computer mother- boards, add-on cards, CD-ROMs, notebook computers, and server
   solutions (Electronic Technology)                     190,000         947,059
MACRONIX INTERNATIONAL (ADRS)*
   Provider of integrated circuit
   products (Electronic Technology)                       77,095       1,108,241
PROCOMP INFOMATICS*
   Provider of computer mother-
   boards, interface cards,
   palmtop personal computers, and
   semiconductors (Electronic
   Technology)                                           246,200         884,186
RITEK*
   Provider of digital storage media
   and electronic components
   (Electronic Technology)                               325,000         623,839
UNITED MICROELECTRONICS
   Manufacturer of integrated
   circuits (Semiconductors)                             150,000         264,706
UNITED MICROELECTRONICS (ADSS)*
   (Semiconductors)                                       36,100         410,637
WYSE TECHNOLOGY TAIWAN
   Manufacturer of computer
   terminals (Electronic
   Technology)                                           525,800         283,248
YAGEO
   Manufacturer of
   passive components
   (Electronic Technology)                               543,500         417,300
                                                                     -----------
                                                                       4,939,216
                                                                     -----------
THAILAND  3.47%
HANA MICROELECTRONICS
   Circuit board manufacturer
   (Electronic Technology)                               400,000         972,506
SIAM CEMENT*
   Cement manufacturer and
   distributor (Construction
   and Property)                                          70,000         658,487
                                                                     -----------
                                                                       1,630,993
                                                                     -----------
TURKEY  0.24%
HACI OMER SABANCI HOLDING (ADSS)
   Investment company special-
   izing in diversified industries
   (Financial Services)                                   44,100         111,353
                                                                     -----------
TOTAL INVESTMENTS 93.98%
   (Cost $54,343,630)                                                 44,143,402
OTHER ASSETS
  LESS LIABILITIES  6.02%                                              2,827,748
                                                                     -----------
NET ASSETS  100.00%                                                  $46,971,150
                                                                     ===========


----------
* Non-income producing security.
+ Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Growth Fund


PERFORMANCE REVIEW

For the year ended October 31, 2000, Seligman Global Growth Fund posted a total return of 14.33% based on the net asset value of Class A shares. This return bested both the 10.70% total return of the Fund's peers, as measured by the Lipper Global Funds Average, and the 1.39% total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index.

The Fund benefited from the generally strong environment for global equities during the latter part of 1999 and the first quarter of 2000. The second and third quarters of calendar year 2000 proved more challenging for the Fund, though, as stock market returns in the US and abroad have been, for the most part, unimpressive. However, even during this volatile year, the Fund's performance was boosted by strategic sector weightings in optical equipment and specialty pharmaceuticals.


PORTFOLIO STRATEGY

Seligman Global Growth Fund has continued to seek opportunities in today's leading global companies, many of which are located outside the United States. The Fund currently dedicates about two-thirds of its assets to overseas companies, predominantly in Continental Europe, while maintaining an underweighted position in the United States. We believe that the Fund's strength has been in identifying companies that compare favorably on a global basis, not just within their own country. Through a bottom-up investment process, we analyze the competitive characteristics of global companies, including sales-per-share growth, operating margins, and ability to generate cash flow. Those that score the highest are considered for inclusion in the Fund's portfolio. At the same time, we employ a top-down framework to determine how much to commit to a particular country based on country and regional economic and political conditions.

The Fund is significantly overweighted in Europe, favoring Continental Europe over the United Kingdom because of strong growth, stable inflation, good current account balances, and less trade dependence on a decelerating US economy. The weakness of the euro versus the US dollar has been a concern because it makes foreign goods more expensive for European consumers, magnifies the cost of dollar-denominated oil, and makes it more difficult for European companies to raise capital. However, we believe a slowing US economy will cause investors to pay more attention to Europe, especially since the euro is, in our view, so undervalued. European companies are very competitive on a global level, and inflation does not seem to be a threat in this region.


                                [PHOTO OMITTED]

GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) CRAIG CHODASH, DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), JONATHAN MARK, PETER PAONE, (SEATED, FROM
LEFT) MARION SCHULTHEIS (PORTFOLIO MANAGER), SANDRA LEU; (NOT PICTURED) DAVID COOLEY.


FUND OBJECTIVE

Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

INVESTMENT REPORT
Seligman Global Growth Fund


MAJOR THEMES

The investment themes that have worked particularly well this year for the Fund include health care and technology. These sectors, together with telecommunications, represented the Fund's largest weightings on October 31, 2000.

The health care component of the Fund's portfolio added significantly to performance this year. The Fund focused its attention on large-cap and specialty pharmaceuticals, the latter performing particularly well. These holdings represent high-quality companies that are growing at a rapid pace. Another theme within the health care sector, which will play an increasing role in the Fund's portfolio, is biotechnology. We believe this is a unique moment in the biotech industry, and that the reasons for owning biotech stock are compelling. In the last twelve months, there were more biotech products approved than in the last ten years, and we expect this trend to accelerate. We are concentrating our efforts on companies with the best product pipelines and, therefore, the best potential for earnings growth. Further, now that human genomes have been mapped, the next frontier in biotech will be to identify proteins. We anticipate that the diagnostic companies and the companies providing the tools for this undertaking stand to benefit most from this next phase of human genome research.

Within the technology sector, our strong overweighting in optical equipment mitigated an otherwise difficult period for technology stocks. Additionally, we have a great deal of conviction about the growth of demand for hand-held devices, and have participated in this theme by owning stock of both hardware (the makers of these devices) and software (the providers of the technology that allows the hand-held device to talk to the computer) companies. We anticipate that the expansion of demand for these devices will drive the earnings for these companies, and we are therefore increasing the Fund's exposure in these areas.

OUTLOOK

Growth is slowing globally, but we do not expect it to stop. Productivity gains in the US and Europe are helping companies to stay competitive, inflation is in check, and consumer spending remains healthy in most places. If the deeply-discounted euro rebounds, as we anticipate it will, this will create more favorable conditions for European equities.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund


COUNTRY ALLOCATION
OCTOBER 31, 2000
                                                MSCI
                                                WORLD
                                      FUND      INDEX
                                     ------    ------
CONTINENTAL EUROPE ...............    27.21%    21.53%
   Austria .......................       --      0.09
   Belgium .......................       --      0.36
   Denmark .......................     2.42      0.31
   Finland .......................     0.67      1.19
   France ........................     3.88      5.02
   Germany .......................     4.05      3.79
   Ireland .......................     1.54      0.19
   Italy .........................     2.93      2.30
   Netherlands ...................     2.40      2.66
   Norway ........................     2.83      0.17
   Portugal ......................       --      0.16
   Spain .........................     1.48      1.26
   Sweden ........................     0.25      1.20
   Switzerland ...................     4.76      2.83
JAPAN ............................     6.91     11.71
LATIN AMERICA ....................     0.28        --
   Brazil ........................     0.28        --
PACIFIC ..........................     1.76      2.83
   Australia .....................     1.08      1.39
   Hong Kong .....................     0.68      0.97
   New Zealand ...................       --      0.05
   Singapore .....................       --      0.42
UNITED KINGDOM ...................     5.97      9.49
UNITED STATES ....................    48.34     52.20
OTHER ............................     4.36      2.24
   Canada ........................     3.22      2.24
   Israel ........................     1.14        --
OTHER ASSETS LESS LIABILITIES ....     5.17        --
                                     ------    ------
TOTAL ............................   100.00%   100.00%
                                     ======    ======


LARGEST INDUSTRIES
OCTOBER 31, 2000

         [The data below represents a bar chart in the printed piece.]

TELECOMMUNCATIONS                  $54,280,526
COMPUTER AND TECHNOLOGY RELATED    $34,114,518
DRUGS AND HEALTH CARE              $33,523,545
CONSUMER GOODS AND SERVICES        $24,329,797
MEDICAL PRODUCTS AND TECHNOLOGY    $19,754,776


REGIONAL ALLOCATION
OCTOBER 31, 2000

         [The data below represents a pie chart in the printed piece.]

Other Assets Less Liabilities      5.17%
United Kingdom                     5.97%
Latin America                      0.28%
Pacific                            1.76%
Japan                              6.91%
Other                              4.36%
Continental Europe                27.21%
United States                     48.34%


LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2000


SECURITY                                                                 VALUE
--------                                                                 -----
Tyco International (US) ..........................................    $9,863,625
Procter & Gamble (US) ............................................     9,576,197
Watson Pharmaceutical (US) .......................................     8,902,644
Cisco Systems (US) ...............................................     7,860,363
Coca-Cola (US) ...................................................     7,791,394
Citigroup (US) ...................................................     7,574,474
Williams Companies (The) (US) ....................................     7,480,256
Guidant (US) .....................................................     7,326,550
Corning (US) .....................................................     6,976,800
Pfizer (US) ......................................................     6,914,319

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2000

                                                      AVERAGE ANNUAL
                                            ------------------------------------
                                                  CLASS B    CLASS C
                                                   SINCE      SINCE      SINCE
                                    SIX    ONE  INCEPTION  INCEPTION  INCEPTION
                                  MONTHS*  YEAR  4/22/96    5/27/99    11/1/95
                                  ------   ---- ---------  ---------  ---------
CLASS A**
With Sales Charge                 (7.29)%  8.91%    n/a        n/a      15.47%
Without Sales Charge              (2.67)  14.33     n/a        n/a      16.61

CLASS B**
With CDSC+                        (7.85)   8.51   14.21%       n/a       n/a
Without CDSC                      (3.00)  13.51   14.49        n/a       n/a

CLASS C**
With Sales Charge and CDSC        (4.90)  11.44     n/a      17.91%      n/a
Without Sales Charge and CDSC     (3.00)  13.60     n/a      19.38       n/a

CLASS D**
With 1% CDSC                      (3.97)  12.60     n/a        n/a       n/a
Without CDSC                      (3.00)  13.60     n/a        n/a      15.76

LIPPER GLOBAL FUNDS AVERAGE***    (5.22)  10.70   13.65++    14.22+++   15.16(o)

MSCI WORLD INDEX***               (5.81)   1.39   13.56++    14.05+++   15.03(o)


NET ASSET VALUE
                                                  CAPITAL GAIN INFORMATION
          OCTOBER 31,  APRIL 30,  OCTOBER 31,     FOR THE YEAR ENDED
             2000         2000       1999         OCTOBER 31, 2000
          ----------   --------   ----------
CLASS A    $13.48       $13.84     $12.86         PAID                $1.171
CLASS B     12.94        13.33      12.47         REALIZED             2.937
CLASS C     12.95        13.34      12.47         UNREALIZED           1.810(oo)
CLASS D     12.95        13.34      12.47

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.


----------
* ____ Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Global Funds Average and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 2% since inception.

++ ___ From April 30, 1996.

+++ From May 31, 1999.

o ____ From October 31, 1995.

oo ___ Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Global Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through October 31, 2000, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.


         [The data below represents a line chart in the printed piece.]

              CLASS A     CLASS A                  LIPPER
                WITH      WITHOUT     CLASS D      GLOBAL       MSCI
               SALES       SALES      WITHOUT      FUNDS       WORLD
               CHARGE      CHARGE       CDSC      AVERAGE      INDEX
              -------     -------     -------     -------      -----
11/1/95       $ 9520      $10000      $10000      $10000      $10000
               10107       10616       10602       10657       10848
4/30/96        10880       11429       11387       11381       11362
               10627       11162       11106       11009       11032
10/31/96       10773       11317       11233       11656       11682
               11307       11877       11751       12496       12292
4/30/97        11347       11919       11793       12492       12592
               13253       13922       13740       14545       14690
10/31/97       12267       12885       12689       13685       13698
               12748       13391       13152       14034       14511
4/30/98        15028       15786       15475       16034       16312
               15069       15829       15503       15838       16470
10/31/98       13435       14112       13800       14488       15847
               15599       16386       15988       16360       18002
4/30/99        16312       17134       16692       17250       18980
               17052       17912       17412       17735       19090
10/31/99       17960       18865       18307       18300       19861
               20961       22019       21327       20822       20817
4/30/00        21098       22162       21440       21375       21379
               21753       22850       22067       21089       20941
10/31/00      $20534      $21569      $20797      $20258      $20137


     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     As shown on page 14, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 2000

                                                                          SHARES
                                                        ----------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE      10/31/00
---------                                               --------      --------
Avanex (US) ........................................      27,800       27,800
Brocade Communications Systems (US) ................      20,000       20,000
Citigroup (US) .....................................      51,400      143,933(1)
EMC (US) ...........................................      75,400       75,400
Guidant (US) .......................................     138,400      138,400
Procter & Gamble (US) ..............................      87,200      134,050
Redback Networks (US) ..............................      38,400       38,400
Research In Motion (US) ............................      26,600       26,600
Software.com (US) ..................................      21,900       21,900
Vitesse Semiconductor (US) .........................      52,400       52,400

                                                                          SHARES
                                                         ---------------------
                                                                        HOLDINGS
REDUCTIONS                                                DECREASE    10/31/00
----------                                               ---------    --------
AES (US) ...........................................      83,100(2)    37,300
ALZA (US) ..........................................     152,100           --
America Online (US) ................................     114,000           --
Cintas (US) ........................................     144,375           --
L.M. Ericsson Telefon (Series B) (Sweden) ..........     354,500(3)    55,520
Mediolanum (Italy) .................................     329,500       43,500
Medtronic (US) .....................................      62,300           --
Ryanair Holdings (Ireland) .........................     601,000           --
Telefonica Publicidad e Informacion (Spain) ........     133,000           --
WPP Group (UK) .....................................     300,000           --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities. (1) Includes 35,983 shares received as a result of a 4-for-3 stock split. (2) Includes 60,200 shares received as a result of a 2-for-1 stock split. (3) Includes 307,515 shares received as a result of a 4-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Growth Fund

                                                          SHARES        VALUE
                                                          ------     -----------
COMMON STOCKS  94.83%
AUSTRALIA  1.08%
COCHLEAR
   Developer and marketer of
   hearing aids (Drugs and
   Health Care)                                            100,500   $ 1,411,752
CSL
   Manufacturer and marketer
   of human and veterinary
   pharmaceutical products
   (Drugs and Health Care)                                 100,700     1,791,326
                                                                     -----------
                                                                       3,203,078
                                                                     -----------
BRAZIL  0.28%
TELESP-TELECOMUNICACOES
   DE SAO PAULO (ADRS)
   Provider of telecommunications
   services (Telecommunications)                            58,000       826,500
                                                                     -----------
CANADA  3.22%
BCE
   International provider of
   telecommunications services
   (Telecommunications)                                        177         4,751
BOMBARDIER (B SHARES)
   Diversified manufacturer
   (Diversified)                                           136,400     2,138,645
DESCARTES SYSTEMS GROUP*
   Provider of software which
   allows Internet users to
   share and process information
   (Computer Software)                                      38,300     1,552,059
MANULIFE FINANCIAL
   Provider of financial products
   and investment management
   services (Financial Services)                            90,000     2,333,224
ROYAL BANK OF CANADA
   Provider of banking services
   (Banking)                                                20,000       632,406
SUN LIFE FINANCIAL SERVICES
   Provider of financial services
   (Financial Services)                                    139,000     2,866,449
                                                                     -----------
                                                                       9,527,534
                                                                     -----------
DENMARK  2.42%
GN STORE NORD
   Manufacturer and retailer of
   telecommunications equipment
   (Telecommunications)                                     43,000       833,571
NOVO NORDISK (B SHARES)
   Producer and supplier of insulin
   and industrial enzymes
   (Drugs and Health Care)                                  11,000     2,333,086
VESTAS WIND SYSTEMS*
   Developer and marketer of wind
   turbines and lightning protection
   products (Electronics)                                   73,800     3,997,377
                                                                     -----------
                                                                       7,164,034
                                                                     -----------
FINLAND  0.67%
NOKIA
   Developer and manufacturer of
   cellular phones and base stations
   (Telecommunications)                                     48,100     1,979,248
                                                                     -----------
FRANCE  3.88%
ALCATEL
   Developer of telecommunications
   equipment and systems
   (Telecommunications)                                     15,000       915,215
AVENTIS
   Manufacturer of pharmaceutical
   and agricultural products
   (Drugs and Health Care)                                  41,000     2,957,371
CAP GEMINI
   Provider of computer consulting
   services (Computer and
   Technology Related)                                       4,256       678,989
EUROPEAN AERONAUTIC DEFENCE
   AND SPACE*
   Manufacturer of airplanes and
   military equipment (Diversified)                         74,100     1,509,150
GROUPE DANONE
   Provider of packaged foods and
   beverages (Consumer Products)                            15,600     2,181,649
RIBER*
   Manufacturer of machinery
   used to produce compound
   semiconductors (Manufacturing)                           22,000       470,090
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and telecommunica-
   tions industries (Electronics)                           24,500     1,236,007
SOCIETE TELEVISION FRANCAISE 1 "TF1"
   Operator of the French television
   channel "TF1"; producer of news,
   drama, documentaries, sports,
   and children's programs (Media)                          28,000     1,527,819
                                                                     -----------
                                                                      11,476,290
                                                                     -----------
GERMANY  4.05%
ALLIANZ
   Provider of insurance products
   (Insurance)                                               6,500     2,209,118
DEUTSCHE TELEKOM
   Provider of telecommunications
   services (Telecommunications)                            65,600     2,452,182
HUGO BOSS
   International provider of
   brand name clothing and
   accessories (Retailing)                                   4,300     1,114,763
MUENCHENER RUECKVERSICHERUNGS-
   GESELLSCHAFT
   Provider of insurance products
   (Insurance)                                               9,500     2,998,952


----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Growth Fund

                                                          SHARES        VALUE
                                                          ------     -----------
GERMANY (CONTINUED)
PORSCHE
   Manufacturer of luxury sports
   cars (Automotive and Related)                               954   $ 3,197,779
                                                                     -----------
                                                                      11,972,794
                                                                     -----------
HONG KONG  0.68%
CHINA MOBILE (HONG KONG)*
   Provider of cellular
   telecommunications services
   (Telecommunications)                                    312,000     2,010,258
                                                                     -----------
IRELAND  1.54%
BANK OF IRELAND
   Provider of banking services
   (Banking)                                               193,800     1,464,505
ELAN (ADRS)*
   Developer, manufacturer, and
   marketer of pharmaceutical
   delivery systems
   (Drugs and Health Care)                                  59,550     3,092,878
                                                                     -----------
                                                                       4,557,383
                                                                     -----------
ISRAEL  1.14%
CARDGUARD SCIENTIFIC SURVIVAL*
   Provider of products used in
   the remote monitoring, recording,
   and transferring of medical data
   (Medical Products and Technology)                        22,400     1,348,910
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems (Computer and
   Technology Related)                                      12,800     2,027,600
                                                                     -----------
                                                                       3,376,510
                                                                     -----------
ITALY  2.93%
ASSICURAZIONI GENERALI
   Insurance provider (Insurance)                           65,700     2,160,430
BANCA NAZIONALE DEL LAVORO "BNL"*
   Provider of banking services
   (Financial Services)                                    836,500     2,711,642
BIPOP-CARIRE
   Provider of banking services
   (Banking)                                               110,000       869,985
MEDIOLANUM
   Life insurer; provider of a wide
   range of financial services
   (Financial Services)                                     43,500       637,507
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications)                           196,900     2,280,769
                                                                     -----------
                                                                       8,660,333
                                                                     -----------
JAPAN  6.91%
CHUGAI PHARMACEUTICAL
   Pharmaceutical manufacturer
   (Drugs and Health Care)                                  87,000     1,476,644
DAIWA SECURITIES GROUP
   Provider of financial services,
   including securities dealing,
   brokerage, underwriting, and
   distribution (Financial Services)                       115,300     1,277,530
FANCL
   Manufacturer and retailer
   of cosmetics and nutritional
   supplements (Consumer Goods
   and Services)                                             1,600       101,178
FAST RETAILING
   Operator of clothing stores
   (Retailing)                                               3,000       738,212
H.I.S
   Travel agency specializing in
   overseas and package tours
   (Entertainment and Leisure)                              40,500       575,310
ITOCHU TECHNO-SCIENCE
   Provider of computer network
   systems and softwares
   (Computer and Technology
   Related)                                                    300        71,319
JSAT
   Provider of satellite digital
   broadcasting and satellite
   data transmission services
   (Telecommunications)                                        123       997,617
KEYENCE
   Manufacturer of detection
   devices and measuring
   control equipment (Electronics)                           5,300     1,646,611
KYOCERA
   Supplier of semiconductor
   packaging, capacitors, and
   cellular components (Electronics)                        10,600     1,379,462
MATSUSHITA ELECTRIC INDUSTRIAL
   Provider of electronic products
   for diversified industries
   (Electronics)                                            51,000     1,481,648
MEITEC
   Provider of software engineering
   services (Computer and
   Technology Related)                                      36,900     1,548,843
MURATA MANUFACTURING
   Manufacturer of components used
   in wireless communication
   (Electronics)                                             5,000       598,451
N.I.C
   Dispatcher of personnel to
   medical-related businesses
   (Drugs and Health Care)                                   7,400       131,568
NIPPON TELEGRAPH AND TELEPHONE
   Provider of telecommunications
   services (Telecommunications)                               168     1,528,882


----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Growth Fund

                                                          SHARES        VALUE
                                                          ------     -----------
JAPAN (CONTINUED)
NOMURA SECURITIES
   Securities firm (Financial
   Services)                                                31,000   $   657,701
NTT DOCOMO
   Provider of telecommunications
   services (Telecommunications)                                25       616,322
PROMISE
   Provider of financial services
   (Financial Services)                                      8,500       637,997
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants)                                            34,000       263,612
SKY PERFECT COMMUNICATIONS*
   Provider of satellite distribution
   service for television programs
   (Telecommunications)                                        329       606,049
SONY
   Developer and manufacturer of
   audio and video equipment
   (Consumer Products)                                      19,000     1,518,398
SUNDRUG
   Operator of outlet drug
   stores (Retailing)                                       19,300       958,677
TOKYO SEIMITSU
   Manufacturer of semiconductor
   manufacturing equipment and
   testers, such as wafer probing
   and dicing machines (Electronics)                         4,700       331,668
XEBIO
   Retailer of outdoor
   clothing (Retailing)                                     67,000     1,289,465
                                                                     -----------
                                                                      20,433,164
                                                                     -----------
NETHERLANDS  2.40%
CMG
   Information technology
   consulting (Computer Software)                           66,200     1,093,081
JOMED*
   Manufacturer of medical
   therapy products (Medical
   Products and Technology)                                 27,000     1,652,203
KONINKLIJKE NUMICO
   Provider of nutritional products
   (Consumer Goods and Services)                            57,862     2,705,503
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer and
   industrial electronics
   (Electronics)                                            41,667     1,637,458
                                                                     -----------
                                                                       7,088,245
                                                                     -----------
NORWAY  2.83%
ELTEK
   Provider of fire detection and
   emergency lighting products
   (Electronics)                                            38,300     1,440,532
PROSAFE*
   Owner and operator of movable accommodation platforms (flotels), oil platforms, drilling rigs, ships, and related products (Industrial
   Goods and Services)                                     107,700     1,717,814
TANDBERG*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Telecommunications)                             54,100     1,434,271
TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage
   containers and crates (Business
   Goods and Services)                                      93,840     3,772,208
                                                                     -----------
                                                                       8,364,825
                                                                     -----------
SPAIN  1.48%
BANCO SANTANDER CENTRAL HISPANO
   Provider of banking services
   (Banking)                                               138,500     1,342,205
GRUPO AUXILIAR METALURGICO
   "GAMESA"*
   Manufacturer of aircraft parts
   (Manufacturing)                                           3,200        59,008
TELEFONICA*
   Provider of telecommunications
   services (Telecommunications)                           155,500     2,965,081
                                                                     -----------
                                                                       4,366,294
                                                                     -----------
SWEDEN  0.25%
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecom-
   munications equipment
   (Telecommunications)                                     55,520       738,985
                                                                     -----------
SWITZERLAND  4.76%
CREDIT SUISSE GROUP
   Provider of banking and
   financial services
   (Financial Services)                                      9,425     1,766,925
DISETRONIC HOLDING
   Manufacturer of medical devices,
   such as cardio-measuring systems
   (Medical Products and Technology)                         1,380     1,198,364
GRETAG IMAGING GROUP
   Worldwide manufacturer of image
   processing equipment and systems
   (Medical Products and Technology)                         9,300     1,671,061
NOVARTIS
   Manufacturer of pharmaceuticals
   (Medical Products and Technology)                         1,300     1,972,130
PHONAK HOLDING
   International provider of wireless
   hearing aids and miniaturized
   voice communications systems
   (Medical Products and Technology)                           810     2,320,594

----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Growth Fund
                                                          SHARES        VALUE
                                                          ------     -----------
SWITZERLAND (CONTINUED)
SIG SCHWEIZERISCHE
   INDUSTRIE-GESELLSCHAFT HOLDING
   Industrial conglomerate
   (Industrial Goods and Services)                           1,800    $1,061,415
STRAUMANN HOLDING
   Provider of surgical implants and
   instruments for dental medicine,
   jaw, and face surgery
   (Medical Products and Technology)                           740     1,599,299
SWISSLOG HOLDING
   Producer and installer of auto-
   mation systems
   (Industrial Goods and Services)                           3,280     1,806,409
TECAN
   Provider of components for the automation of laboratory products, such as robotic sample processors and detection devices (Medical
   Products and Technology)                                    620       665,665
                                                                     -----------
                                                                      14,061,862
                                                                     -----------
UNITED KINGDOM  5.97%
ASTRAZENECA
   Holding company which, through
   its subsidiaries, is a researcher and
   manufacturer of chemicals and medical
   products (Drugs and Health Care)                         65,289     3,084,015
CENTRICA
   Distributor of gas and energy
   products and services (Utilities)                       113,800       391,330
CHLORIDE GROUP
   Provider of electrical power
   protection equipment (Utilities)                        120,000       356,933
DIAGEO
   Operator in the food, alcoholic beverages,
   fast food restaurant, and property
   management industries (Retailing)                       157,800     1,489,383
GLAXO WELLCOME
   Pharmaceutical researcher and
   manufacturer
   (Drugs and Health Care)                                  49,604     1,427,942
HIT ENTERTAINMENT
   Worldwide provider of animation and
   natural history television programming
   (Entertainment and Leisure)                              33,270       224,470
LOGICA
   Supplier of computer services
   (Computer Software)                                      27,700       819,500
MISYS
   Provider of computer services,
   and software and hardware solutions
   (Computer and Technology Related)                        69,100       719,871
ROYAL BANK OF SCOTLAND
   Provider of banking services
   (Banking)                                               114,000     2,558,865
ROYAL BANK OF SCOTLAND
   (ADDITIONAL VALUE SHARES)*
   (Banking)                                               114,000       134,808
TESCO
   Supermarket chain
   (Retailing)                                             549,000     2,092,990
THOMSON TRAVEL GROUP
   International vacation and leisure
   company (Entertainment and Leisure)                     500,000     1,284,090
VODAFONE GROUP
   Cellular services operator
   (Telecommunications)                                    737,000     3,066,359
                                                                     -----------
                                                                      17,650,556
                                                                     -----------
UNITED STATES  48.34%
AES*
   Supplier of electricity (Utilities)                      37,300     2,107,450
AETHER SYSTEMS*
   Provider of wireless data
   services and systems
   (Telecommunications)                                     18,500     1,490,984
AVANEX*
   Provider of fiber optic-based
   products for communications
   services providers and optical
   systems manufacturers
   (Telecommunications)                                     27,800     2,817,356
BROADCOM*
   Circuit supplier for the cable and
   telecommunications industries
   (Telecommunications)                                     18,800     4,180,063
BROCADE COMMUNICATIONS SYSTEMS*
   Provider of switches for
   storage area networks (SAN)
   (Telecommunications)                                     20,000     4,547,500
CISCO SYSTEMS*
   Manufacturer of computer
   network products (Computer
   and Technology Related)                                 145,900     7,860,363
CITIGROUP
   Provider of diversified financial
   services (Financial Services)                           143,933     7,574,474
COCA-COLA
   Manufacturer and marketer of
   soft drinks and consumer products
   (Consumer Goods and Services)                           129,050     7,791,394
CORNING
   Producer of diversified compo-
   nents for the telecommunications
   and television industries
   (Telecommunications)                                     91,200     6,976,800

----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Growth Fund


                                                          SHARES        VALUE
                                                          ------     -----------
UNITED STATES (CONTINUED)
DISNEY, WALT
   Theme parks and hotel operator;
   film production (Entertainment
   and Leisure)                                            172,150   $ 6,165,122
EMC
   Manufacturer of enterprise
   storage devices (Computer and
   Technology Related)                                      75,400     6,715,313
GUIDANT
   Provider of medical instruments
   used for cardiovascular treatment
   (Medical Products and
   Technology)                                             138,400     7,326,550
INFOCUS*
   Manufacturer of portable pro-
   jection systems (Computer and
   Technology Related)                                      37,400     1,653,781
JDS UNIPHASE*
   Worldwide provider of fiber optic
   components and modules for the
   cable television and telecommunica-
   tions industries
   (Telecommunications)                                     23,800     1,938,956
MICROSOFT*
   Provider of personal computer
   operating systems and application
   software products (Computer
   and Technology Related)                                  60,300     4,155,047
PFIZER
   Manufacturer of health care
   consumer products and
   specialty chemicals
   (Drugs and Health Care)                                 160,100     6,914,319
PROCTER & GAMBLE
   Manufacturer and distributor
   of household and personal care
   products (Consumer Goods
   and Services)                                           134,050     9,576,197
RATIONAL SOFTWARE*
   Provider of applications develop-
   ment and test software
   (Computer Software)                                      17,100     1,021,191
REDBACK NETWORKS*
   Provider of networking solutions,
   allowing high-speed broadband access
   to the Internet and corporate networks
   (Computer and Technology Related)                        38,400     4,069,200
RESEARCH IN MOTION*
   Provider of telecommunications
   equipment (Telecommunications)                           26,600     2,663,325
SDL*
   Provider of semiconductor
   lasers, fiber optic related
   products, and optoelectronic
   systems (Telecommunications)                             10,600     2,746,394
SIEBEL SYSTEMS*
   Provider of customer service
   information systems
   (Consumer Goods and Services)                            39,600     4,155,525
SOFTWARE.COM*
   Developer of software for
   Internet providers
   (Computer Software)                                      21,900     3,256,941
TYCO INTERNATIONAL Worldwide provider of fire protection devices, electronic security services and underwater telecommunications systems
   (Diversified)                                           174,000     9,863,625
VERISIGN*
   Provider of computer data
   security (Computer and
   Technology Related)                                      40,400     5,334,063
VITESSE SEMICONDUCTOR*
   Provider of equipment for the
   data communications and tele-
   communications industries
   (Telecommunications)                                     52,400     3,663,088
WATSON PHARMACEUTICAL*
   Manufacturer of generic
   medications (Drugs and
   Health Care)                                            142,300     8,902,644
WILLIAMS COMPANIES (THE)
   Provider of natural gas and
   telecommunications services
   (Utilities)                                             178,900     7,480,256
                                                                    ------------
                                                                     142,947,921
                                                                    ------------
TOTAL INVESTMENTS  94.83%
  (Cost $239,846,377)                                                280,405,814
OTHER ASSETS
  LESS LIABILITIES  5.17%                                             15,294,592
                                                                    ------------
NET ASSETS  100.00%                                                 $295,700,406
                                                                    ============



-------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

PERFORMANCE REVIEW

For the year ended October 31, 2000, Seligman Global Smaller Companies Fund posted a total return of 10.42% based on the net asset value of Class A shares. This return did not keep up with the 13.69% total return delivered by the Salomon Smith Barney Extended Market Index World or the 20.21% total return delivered by the Lipper Global Small Cap Funds Average.

There was tremendous turmoil in equity markets during the second and third quarters of 2000. April and May proved difficult months for technology, and, while markets stabilized over the summer, concerns about growth, inflation, and interest rates emerged again in September. The Fund has not been able to avoid the volatility in technology, and its performance this year has been negatively impacted by sharp declines in the prices of technology stocks. A number of high-profile profit warnings in the third quarter caused the technology sector to fall further as investors became more risk-averse during this time. The euro continued to weaken against a strong US dollar, despite interventions by the European Central Bank and other world banks.


PORTFOLIO STRATEGY

The Fund did not change its asset allocation significantly during the period under review. We continued to focus on stocks with visible earnings growth, credible products, and solid management teams, and we believe this strategy should hold up well in the future. Compared with its index, the Fund is slightly underweighted in the US, slightly overweighted in Europe and the Pacific, and neutral in Japan.

UNITED STATES

The US represents roughly one-half of the Fund's assets. We have added to the software sector in order to participate in the growth of the Internet without investing in pure dot-com companies, which are risky and which have experienced many problems in 2000. The Fund's software


[BOXED TEXT]
--------------------------------------------------------------------------------
Fund Objective

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

[PHOTO OMITTED]

INTERNATIONAL TEAM: (STANDING, FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STACK, (SEATED, FROM LEFT) MIRANDA RICHARDS, IAIN CLARK (PORTFOLIO MANAGER)

[PHOTO OMITTED]

US TEAM: (STANDING, FROM LEFT) TED HILLENMEYER, MICHAEL CORCELL, MANDHIR UPPAL, MICHAEL SULLIVAN, MICHAEL ALPERT, (SEATED, FROM LEFT) BRUCE ZIRMAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), MARK CUNNEEN (PORTFOLIO MANAGER)

INVESTMENT REPORT
Seligman Global Smaller Companies Fund


companies help other companies do business over the Web and better utilize the Web as a business tool. We believe that the Internet is now an integral component of the US economy, despite this year's volatility in technology stocks. We have also continued to add to the Fund's telecommunications holdings, with our focus remaining on the wireless services area, which has grown rapidly and should continue to grow.

UNITED KINGDOM

The UK, like the US, remains healthy economically, with companies still posting good earnings. The Fund's UK holdings are concentrated in computer software and business services, two sectors we expect will see continued earnings growth.

CONTINENTAL EUROPE

Continental Europe continues to boast a number of dynamic and rapidly growing companies, and it represents more than 20% of the Fund's portfolio. The euro, which has been weak against the US dollar since its introduction nearly two years ago, should strengthen, as investors are lured back to Europe by its compelling valuation and attractive economic fundamentals.

PACIFIC REGION

The Fund's third largest country weighting at period end (following the US and the UK, respectively) was Japan. While Japanese stocks have not performed well in recent years, we believe its economy will improve. In Japan, we reduced the Fund's exposure to manufacturing and cyclical stocks, and increased its weighting to the service sectors. We believe the Japanese economy will shift from being manufacturing-driven to consumer-driven, and as it does, we expect this reallocation to be rewarded. Additionally, we expect economic growth in China will continue to strengthen, boosting the Fund's Pacific holdings.


OUTLOOK

While we believe the current market weakness could continue over the short term, we remain enthusiastic about small-cap stocks for a number of reasons. The slower earnings growth expected for large-cap stocks will serve to highlight the better earnings outlook for small-cap stocks. We believe the US economy is still in good shape, and that this provides a constructive environment for the small-cap companies we target. Further, valuations of small-cap stocks remain quite compelling relative to large-cap stocks. In Europe and the UK, we believe the structural case for small-caps remains unchanged. The economic cycle continues to be favorable in Europe, and the valuations of small-caps there remain lower than that of large-caps. New issues could provide some attractive opportunities should the markets stabilize.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund


COUNTRY ALLOCATION
OCTOBER 31, 2000
                                                       SALOMON
                                                    SMITH BARNEY
                                                      EM INDEX
                                             FUND        WORLD
                                           -------   ------------
CONTINENTAL EUROPE .....................    20.44%      17.20%
  Austria ..............................     0.56        0.06
  Belgium ..............................       --        0.30
  Denmark ..............................     0.92        0.26
  Finland ..............................     0.31        1.00
  France ...............................     3.60        3.61
  Germany ..............................     4.28        2.75
  Greece ...............................       --        0.16
  Ireland ..............................     0.94        0.23
  Italy ................................       --        1.64
  Netherlands ..........................     1.25        2.02
  Norway ...............................     2.12        0.16
  Portugal .............................       --        0.14
  Spain ................................     0.75        1.02
  Sweden ...............................     0.77        1.13
  Switzerland ..........................     4.94        2.72
JAPAN ..................................     8.93        9.27
PACIFIC ................................     4.32        2.00
  Australia ............................     2.07        1.00
  Hong Kong ............................     1.67        0.69
  New Zealand ..........................     0.07        0.04
  Singapore ............................     0.51        0.27
UNITED KINGDOM .........................     9.47       10.31
UNITED STATES ..........................    42.48       58.86
OTHER ..................................     1.64        2.36
  Argentina ............................     0.14          --
  Canada ...............................     1.50        2.36
OTHER ASSETS LESS LIABILITIES ..........    12.72          --
                                            ------      ------
TOTAL ..................................   100.00%     100.00%
                                           ======      ======



LARGEST INDUSTRIES
OCTOBER 31, 2000

[The data below represents a bar chart in the printed piece.]


COMPUTER SOFTWARE            $74,411,138
TELECOMMUNICATIONS           $64,759,390
DRUGS AND HEALTH CARE        $32,099,008
FINANCIAL SERVICES           $29,636,802
CONSTRUCTION AND PROPERTY    $23,325,859


REGIONAL ALLOCATION
OCTOBER 31, 2000

[The data below represents a pie chart in the printed piece]

United States                    42.48%
Continental Europe               20.44%
Japan                             8.93%
United Kingdom                    9.47%
Pacific                           4.32%
Other                             1.64%
Other Assets Less Liabilities    12.72%



LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2000


SECURITY                               VALUE
--------                            ----------
Swisslog Holding (Switzerland)...   $9,775,534
Western Wireless (US) ...........    9,671,000
F.I. Group (UK) .................    9,159,116
Proxim (US) .....................    9,089,062
Tecis Holding (Germany) .........    8,266,336
Internet Security Systems (US)...    8,068,638
Parity (UK) .....................    7,533,377
Documentum (US) .................    7,310,428
Informa Group (UK) ..............    7,120,532
Powertel (US) ...................    6,820,506

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund





INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2000



                                                                                    AVERAGE ANNUAL
                                                       ------------------------------------------------------------------------
                                                                                  CLASS A     CLASS B     CLASS C     CLASS D
                                                                                   SINCE       SINCE       SINCE       SINCE
                                              SIX          ONE         FIVE      INCEPTION   INCEPTION   INCEPTION   INCEPTION
                                            MONTHS*       YEAR         YEARS      9/9/92      4/22/96     5/27/99     5/3/93
                                         ------------  ----------    ---------   --------  -----------  ----------- -----------
CLASS A**
With Sales Charge                          (13.32)%        5.21%       6.96%      13.62%         n/a         n/a         n/a
Without Sales Charge                        (9.00)        10.42        8.00       14.30          n/a         n/a         n/a

CLASS B**
With CDSC+                                 (13.86)         4.60         n/a         n/a         4.51%        n/a         n/a
Without CDSC                                (9.33)         9.60         n/a         n/a         4.89         n/a         n/a

CLASS C**
With Sales Charge and CDSC                 (11.11)         7.58         n/a         n/a          n/a       10.78%        n/a
Without Sales Charge and CDSC               (9.32)         9.66         n/a         n/a          n/a       12.22         n/a

CLASS D**
With 1% CDSC                               (10.22)         8.66         n/a         n/a          n/a         n/a         n/a
Without CDSC                                (9.32)         9.66        7.20         n/a          n/a         n/a       12.07%

LIPPER GLOBAL SMALL CAP
  FUNDS AVERAGE***                          (6.77)        20.21       11.49       13.60++       9.27(o)    21.04++++   12.45(oo)

SALOMON SMITH BARNEY
  EM INDEX WORLD***                         (1.23)        13.69       10.68       11.41+++      8.30(o)    12.29++++   10.21(oo)


NET ASSET VALUE
                                                                                CAPITAL GAIN INFORMATION
               OCTOBER 31, 2000     APRIL 30, 2000       OCTOBER 31, 1999       FOR THE YEAR ENDED OCTOBER 31, 2000
          ---------------------   ------------------  -------------------
CLASS A            $17.38                $19.10            $15.74               REALIZED            $2.553
CLASS B             16.33                 18.01             14.90               UNREALIZED           2.477(ooo)
CLASS C             16.35                 18.03             14.91
CLASS D             16.35                 18.03             14.91


   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.



----------

* ____ Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 2% since inception.

++ ___ From September 10, 1992.

+++ From August 31, 1992.

++++ From May 31, 1999.

o ____ From April 30, 1996.

ooo  From April 30, 1993.

ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund





     This chart compares a $10,000 hypothetical investment made in Seligman Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through October 31, 2000, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.


[The data below represents a line chart in the printed piece]


                         WITHOUT     SALOMON
            WITH SALES    SALES      SMITH       LIPPER
             CHARGE      CHARGE      BARNEY      GLOBAL

  9/9/92    $ 9520      $10000      $10000      $10000
10/31/92      9533       10014        9787       10016
 1/31/93     10528       11059       10523       10960
 4/30/93     11343       11915       11655       11704
 7/31/93     12225       12841       12252       12398
10/31/93     13334       14006       12822       13977
 1/31/94     15150       15914       13511       15153
 4/30/94     14895       15645       13346       14534
 7/31/94     14263       14982       13383       14217
10/31/94     16037       16846       13611       15016
 1/31/95     14757       15501       12862       13766
 4/30/95     16461       17291       13809       14658
 7/31/95     18567       19504       14832       16496
10/31/95     19260       20231       14547       16400
 1/31/96     19922       20926       15484       17163
 4/30/96     22540       23677       16880       18947
 7/31/96     21930       23036       15880       18071
10/31/96     22526       23661       16713       18761
 1/31/97     23205       24375       17260       19716
 4/30/97     22049       23161       16662       18890
 7/31/97     25016       26277       19110       21634
10/31/97     24391       25621       18942       20857
 1/31/98     23981       25191       18783       20229
 4/30/98     28247       29671       21236       23499
 7/31/98     26928       28286       19761       21763
10/31/98     22972       24130       18092       18604
 1/31/99     24535       25772       19684       20638
 4/30/99     23672       24866       20580       21660
 7/31/99     25495       26781       21418       23058
10/31/99     25626       26918       21252       23500
 1/31/00     31194       32767       23662       29472
 4/30/00     31096       32664       24464       30299
 7/31/00     29598       31091       24572       29528
10/31/00    $28296      $29722      $24161      $28248



     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

     As shown on page 24, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 2000


                                          SHARES
                               ---------------------------
                                               HOLDINGS
ADDITIONS                        INCREASE      10/31/00
-------------                  ------------  -------------
AirGate PCS (US) ...............  71,900        89,300
Documentum (US) ................  63,000        86,100
Dycom Industries (US) ..........  73,400        73,400
Powertel (US) ..................  40,700        78,200
Proxim (US) ....................  62,700       150,000(1)
Quest Software (US) ............  56,600        56,600
REMEC (US) .....................  72,000       110,150(2)
Rural Cellular (Class A) (US)...  48,400       106,630
SBA Communications (US) ........ 100,300       120,000
Western Wireless (US) .......... 133,800       203,600


                                           SHARES
                                 ---------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE      10/31/00
---------------                  ------------  -------------
Anadigics (US) .............        89,250           --
AVX (US) ...................       77,400(3)        --
Burr-Brown (US) ............       96,800           --
CSG Systems International
   (US) ....................      105,600           --
Exar (US) ..................       49,600        9,100(4)
Informa Group (UK) .........      750,000      650,000
NOVA (US) ..................      200,272           --
SEZ Holding (Switzerland)...        3,800        8,116
Sondagsavisen (Denmark).....      238,948(5)        --
Teva Pharmaceutical
   Industries (Israel)......       78,900           --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 51,700 shares received as a result of a 2-for-1 stock split.
(2) Includes 38,150 shares received as a result of a 3-for-2 stock split.
(3) Includes 18,100 shares received as a result of a 2-for-1 stock split.
(4) Includes 4,550 shares received as a result of a 2-for-1 stock split.
(5) Includes 179,211 shares received as a result of a 4-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund


                                        SHARES        VALUE
                                    -----------  -------------
COMMON STOCKS   87.25%
ARGENTINA   0.14%
BANK OF IWATE
   Commercial bank
   (Financial Services)               22,300       $  715,300
                                                 -------------
AUSTRALIA   2.07%
BRL HARDY
   Owner and operator of
   vineyards; producer and
   distributor of wines(Consumer
   Goods and Services)                217,625         853,941
COCHLEAR
   Developer and marketer
   ofhearing aids (Medical
   Products and Technology)           95,300        1,338,706
CSL
   Manufacturer and marketer
   of human and veterinary
   pharmaceutical products
   (Medical Products and
   Technology)                        78,700        1,399,973
DATA ADVANTAGE
   Provider of credit risk
   information for the consumer
   and commercial markets
   (Business Services)               481,340        1,347,314
ENERGY DEVELOPMENTS Developer and operator of power generation, power transmission, cogeneration, and waste-to-energy conversion projects
   (Utilities)                       142,000          912,711
FUTURIS
   Mini-conglomerate with
   interests in automobile
   components, livestock, farm
   insurance, and financial
   services (Diversified)            787,694          726,776
LANG
   Transport logistics operator
   (Transportation)                  167,500          856,081
PERPETUAL TRUSTEES AUSTRALIA
   Provider of diversified
   financial services
   (Financial Services)               56,200        1,002,116
SONIC HEALTHCARE
   Operator of pathology
   laboratories (Medical
   Products and Technology)          227,800           921,025
TAB
   Gaming company which
   markets wagers on horse racing
   and sporting events (Leisure
   and Hotels)                       563,700          897,035
                                                 -------------
                                                   10,255,678
                                                 -------------
AUSTRIA   0.56%
EMTS TECHNOLOGIES
   Provider of
   telecommunications services
   (Telecommunications)               37,400        2,767,134
                                                 -------------
CANADA   1.50%
EXFO ELECTRO-OPTICAL ENGINEERING
   Provider of monitoring
   instruments for the
   telecommunications industry
   (Telecommunications)               21,000          799,969
GT GROUP TELECOM (CLASS B)
   Provider of telecommunications
   services (Telecommunications)      61,000          593,797
INTRAWEST
   Operator of vacation resorts
   (Leisure and Hotels)               60,000        1,007,529
MICROCELL TELECOMMUNICATIONS
   (CLASS B)
   Provider of telecom-
   munications services
   (Telecommunications)               30,000          820,312
SIERRA WIRELESS
   Provider of wireless data
   communications equipment
   (Telecommunications)               29,000        1,909,918
SMTC
   Provider of electronics
   manufacturing services,
   such as product design and
   assembly (Electronics)             83,800        1,576,487
TELUS
   Provider of telecommunications
   services (Telecommunications)      27,933          708,800
                                                 -------------
                                                    7,416,812
                                                 -------------
DENMARK   0.92%
TK DEVELOPMENT Holding company which owns and invests in real estate, and provides property management services (Construction and
   Property)                         138,063        4,565,628
                                                 -------------
FINLAND   0.31%
RAPALA NORMARK
   Manufacturer and distributor
   of fishing and hunting
   equipment (Leisure and Hotels)    331,629        1,547,812
                                                 -------------
FRANCE   3.60%
DU PAREIL AU MEME
   Manufacturer and
   distributor of clothing
   for children (Retailing)           29,015        1,231,106
L'EUROPEENNE D'EXTINCTEURS
   Manufacturer and distributor
   of fire extinguishers
   (Manufacturing)                    46,985        1,236,016

-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund


                                        SHARES        VALUE
                                    -----------  -------------
FRANCE (CONTINUED)
FINANCIERE MARC DE LACHARRIERE
   "FIMALAC" Provider of diversified operations, including hand and power tool manufacturer, mailing machine manufacturer, and metal
   processor (Manufacturing)          74,000      $ 2,210,433
ROYAL CANIN
   International manufacturer and
   retailer of cat and dog food
   (Consumer Goods and Services)      46,191        4,174,553
TECHNIP
   Engineering contractor
   (Construction and Property)        32,952        4,216,831
TRANSICIEL
   Developer and installer
   of computer software
   (Computer Software)                96,764        4,742,080
                                                 -------------
                                                   17,811,019
                                                 -------------
GERMANY   4.28%
BERU
   Developer, manufacturer, and
   marketer of diesel engine
   systems and automotive
   products (Automotive Parts
   Manufacturing)                    159,254        5,000,289
BIEN-HAUS
   Provider of residential and
   multi-family homes
   (Construction and Property)        91,000          857,171
DINO ENTERTAINMENT
   Publisher of magazines, books,
   and comics geared towards
   the teenage market (Media)         30,000          259,672
INTERSHOP COMMUNICATIONS*
   Developer and marketer of
   Internet software
   (Computer Software)                79,450        3,438,485
RATIONAL SOFTWARE
   Provider of applications develop-
   ment and test software
   (Business Services)                22,100        1,115,866
TECIS HOLDING*
   Provider of financial planning
   services (Financial Services)     114,872        8,266,336
ZAPF CREATION*
   Manufacturer of interactive
   functional dolls and
   inflatable swimming devices
   (Manufacturing)                    53,085        2,250,144
                                                 -------------
                                                   21,187,963
                                                 -------------
HONG KONG   1.64%
BEIJING DATANG POWER GENERATION
   Generator and distributor of
   electric power (Utilities)      1,740,000          414,976
CAFE DE CORAL HOLDINGS Holding company specializing in areas such as fast food andhospital catering
   (Restaurants)                   1,260,000          468,522
DAH SING FINANCIAL GROUP
   Provider of banking services
   (Financial Services)              275,000        1,181,241
ESPRIT HOLDINGS
   Retail and wholesale distributor
   of high-quality fashion
   products (Retailing)              425,000          365,111
GIORDANO INTERNATIONAL
   Clothing retailer (Retailing)   1,272,000          746,173
JCG HOLDINGS
   Investment holding company
   whose subsidiaries specialize in
   diversified financial services
   (Financial Services)            1,308,000          696,012
JOHNSON ELECTRIC HOLDINGS
   Designer, manufacturer, and
   marketer of micromotors
   (Electronics)                     404,000          802,923
LI & FUNG*
   Export trader and wholesale
   distributor of consumer
   products (Consumer Goods
   and Services)                     556,800        1,035,210
MANDARIN ORIENTAL INTERNATIONAL
   Hotel operator
   (Leisure and Hotels)            1,158,800          741,632
SHAW BROTHERS
   Investment holding company
   with interests in film
   production and distribution,
   as well as real estate (Media)    493,000          331,869
SOUTH CHINA MORNING POST HOLDINGS
   English language newspaper
   (Media)                           918,000          629,735
YANZHOU COAL MINING (SERIES H)
   Mining company producing
   prime-quality, low-sulfur
   coal (Resources)                2,644,000          703,462
                                                 -------------
                                                    8,116,866
                                                 -------------
IRELAND   0.94%
RYANAIR HOLDINGS*
   Aircraft operator
   (Transportation)                  591,786        4,645,254
                                                 -------------

-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund




                                        SHARES        VALUE
                                    -----------  -------------
JAPAN   8.93%
ABLE
   Provider of real estate investment
   management (Consumer Goods
   and Services)                      15,000        $ 169,088
ASAHI DIAMOND INDUSTRIAL
   Manufacturer of diamond-tipped
   tools (Manufacturing)             144,000          768,070
ASAHI PRETEC
   Provider of recycling services
   for precious metals
   (Industrial Goods and Services)        63          969,986
ASATSU-DK
   Advertising agency (Advertising)   21,100          562,718
CAPCOM
   Manufacturer of software for
   video game systems; renter of
   arcade game equipment
   (Computer Software)                25,500          993,218
CITIZEN ELECTRONICS
   Manufacturer and retailer of
   electronics products for
   diversified industries (Electronics) 5,800         422,582
CRESCO
   Developer of computer
   software (Technology)              13,600          959,721
DENSEI LAMBDA
   Provider of switching power
   supplies, such as converters
   and transformers (Electronics)     47,100          984,173
DOUTOR COFFEE
   Importer, roaster, and wholesaler
   of coffee to coffee shops,
   restaurants, and hotels
   (Restaurants)                      14,200          981,240
THE EIGHTEENTH BANK
   Provider of banking services
   (Financial Services)              260,000          924,529
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics)             22,200          937,928
FUJI MACHINE MANUFACTURING
   Manufacturer of assembly
   machines and chips for the
   electronic industry (Industrial
   Goods and Services)                13,200          360,500
FUJI SEAL
   Manufacturer of packing
   machinery and materials
   (Manufacturing)                    33,300        1,007,103
FUJICCO
   Food manufacturer (Consumer
   Goods and Services)                52,000          695,780
FUJITEC
   Manufacturer of elevators,
   escalators, and sky-parking
   systems (Construction and
   Property)                         124,000          951,180
GLORY
   Manufacturer and major exporter
   of currency-handling machines
   (Manufacturing)                     4,000           66,719
HIGASHI NIHON HOUSE
   Home builder (Construction
   and Property)                       8,000           23,461
HIGO BANK
   Commercial bank
   (Financial Services)              222,000          793,475
H.I.S.
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels)               24,400          346,607
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products
   and Technology)                       800            8,204
HOKUTO
   Company which grows
   mushrooms for the purpose
   of researching bacteria
   (Consumer Goods and Services)      49,100        1,556,945
IYO BANK
   Provider of banking services
   (Financial Services)              135,000          806,672
KENTUCKY FRIED CHICKEN
   Fast food restaurants
   (Restaurants)                      82,000        1,035,568
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical products
   (Drugs and Health Care)            60,000        1,099,207
KOMATSU SEIREN
   Manufacturer of long-staple
   fabrics (Manufacturing)           141,000          341,145
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunications equipment
   (Telecommunications)               71,600          683,092
MEITEC
   Provider of software engineering
   services (Computer Software)       21,500          902,442
MITSUBISHI GAS CHEMICAL
   Chemical producer (Chemicals)     269,000          838,198
MKC-STAT
   Provider of computer system
   services and training classes
   (Computer Software)               101,000        1,666,132

-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund


                                        SHARES        VALUE
                                    -----------  -------------
JAPAN (CONTINUED)
MOSHI MOSHI HOTLINE
   Provider of telephone-based
   sales and marketing services
   (Business Services)                14,000        $ 994,364
MYCAL CARD
   Provider of financial services
   (Financial Services)               26,300          354,073
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing)          31,000          553,719
NIPPON BROADCASTING SYSTEMS Vendor of time slots on radio broadcasting; producer and marketer of radio programs
   (Media)                            21,000        1,177,840
NISSHA PRINTING
   Integrated printing firm
   (Paper and Printing)                5,000           26,211
NORITAKE
   Manufacturer of household
   products, including ceramic
   tableware and whetstones
   (Consumer Goods and Services)     204,000          968,446
OKINAWA ELECTRIC POWER
   Supplier of electricity to Okinawa
   (Utilities)                        23,600          400,128
PEOPLE
   Operator of fitness clubs,
   swimming, tennis, and physical
   training schools (Leisure
   and Hotels)                        19,900        1,210,979
PLENUS
   Provider of food services through
   franchises; retailer of office
   automation equipment and
   business uniforms (Retailing)      25,000          985,199
RENGO
   Manufacturer of corrugated
   containers and paperboards
   (Paper and Printing)              327,000        1,543,372
ROHTO PHARMACEUTICAL
   Provider of medicines for
   human and veterinary use
   (Drugs and Health Care)            70,000          936,626
RYOYO ELECTRO
   Distributor of electronic
   components (Electronics)           48,000          627,301
SHIMACHU
   Furniture retailer (Retailing)     43,900          663,841
SUNDRUG
   Operator of outlet drug stores
   (Retailing)                        15,300          759,987
TAIYO INK MANUFACTURING
   Manufacturer of resist inks for
   printed circuit boards
   (Chemicals)                        32,000        1,486,872
TAKASAGO INTERNATIONAL
   Specialty chemicals producer,
   including fragrances, flavorings,
   and aromatic chemicals
   (Chemicals)                         7,000           25,148
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing)                    91,000          749,750
TOUEI HOUSING
   Real estate developer
   (Construction and Property)        49,000          803,831
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing)                   114,500        1,434,464
TSUDAKOMA*
   Manufacturer of air-jet looms
   (Manufacturing)                   517,000          649,122
TSURUHA
   Drug store operator (Drugs
   and Health Care)                   28,000          415,708
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Retailing)                71,600        1,245,446
UNIVERSAL HOME
   Provider of instructional services
   for home design (Business Services)    10           54,071
USHIO
   Manufacturer of lamps, power
   supplies, and optical equipment
   (Industrial Goods and Services)    63,000        1,097,008
XEBIO
   Retailer of outdoor clothing
   (Retailing)                        70,100        1,349,127
YAMAICHI ELECTRONICS
   Provider of IC sockets and
   pressure welding connectors
   (Electronics)                      43,600        1,078,862
YOKOHAMA REITO
   Processor and seller of seafood
   and livestock products; cold
   storage (Distribution)            136,000          760,299
                                                 -------------
                                                   44,207,477
                                                 -------------
NETHERLANDS   1.25%
BETER BED HOLDING
   Operator of retail outlets which
   sell furniture and other
   bedroom accessories (Retailing)    62,010          647,247

-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund

                                        SHARES        VALUE
                                    -----------  -------------
NETHERLANDS (CONTINUED)
IFCO SYSTEMS
   Provider of containers and
   pallets to manufacturers for
   the shipment of goods to
   retailers (Retailing)              82,800       $  801,010
SAMAS GROEP
   Manufacturer of office furniture
   (Manufacturing)                   199,231        2,180,970
UNIQUE INTERNATIONAL
   Provider of temporary staffing
   services to small- and
   medium-sized companies
   (Consulting Services)             125,300        2,551,910
                                                 -------------
                                                    6,181,137
                                                 -------------
NEW ZEALAND   0.07%
BAYCORP HOLDINGS
   Provider of financial services
   (Financial Services)               70,000          331,640
                                                 -------------
NORWAY   2.12%
EKORNES
   Manufacturer of home
   furnishings (Manufacturing)       522,302        3,940,202
PETROLEUM GEO-SERVICES*
   Four-dimensional deep-sea
   mapping company for the
   oil-drilling industry (Industrial
   Goods and Services)               165,937        2,289,033
TANDBERG TELEVISION*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Telecommunications)      421,257        4,267,503
                                                 -------------
                                                   10,496,738
                                                 -------------
SINGAPORE   0.51%
KEPPEL TELECOMMUNICATIONS
   & TRANSPORTATION
   Provider of telecommunications
   services (Telecommunications)     550,000          472,869
NEPTUNE ORIENT LINES
   Provider of diversified
   marine transit services
   (Transportation)                  630,016          534,489
SEMBCORP LOGISTICS*
   Provider of diversified
   marine transit services
   (Transportation)                  200,000        1,081,820
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                      41,000          396,857
                                                 -------------
                                                    2,486,035
                                                 -------------
SPAIN   0.75%
BARON DE LEY
   Wine distributor (Retailing)       70,000        1,300,904
ENACO*
   Operator of supermarkets and
   wholesale outlets (Retailing)     311,400        1,260,492
TELEPIZZA*
   Operator of pizza restaurant
   chain (Restaurants)               298,948        1,144,129
                                                 -------------
                                                     3,705,525
                                                 -------------
SWEDEN   0.77%
CELL NETWORK
   Provider of computer
   consulting services
   (Telecommunications)              352,300          810,914
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing)                   202,290        1,902,991
MUNSKJO
   Producer of specialty paper
   (Paper and Printing)              171,517        1,098,555
                                                 -------------
                                                    3,812,460
                                                 -------------
SWITZERLAND   4.94%
KABA HOLDING
   Provider of electronic and
   mechanical security systems
   (Business Services)                 4,241        5,721,198
SELECTA GROUP
   Owner and operator of food
   and beverage vending machines
   (Consumer Goods and Services)      17,355        4,223,861
SEZ HOLDING
   Producer of spin etchers,
   which are devices used by
   wafer and chip manufacturers
   (Manufacturing)                     8,116        4,718,080
SWISSLOG HOLDING
   Producer and installer of
   automation systems
   (Industrial Goods and Services)    17,750        9,775,534
                                                 -------------
                                                   24,438,673
                                                 -------------
UNITED KINGDOM   9.47%
ASHTEAD GROUP
   Renter of equipment for
   the construction industry
   (Construction and Property)     3,570,000        6,112,268
CLINTON CARDS
   Retailer of greeting cards
   (Retailing)                     1,342,725        1,714,438
F.I. GROUP
   Designer and builder of
   software applications
   (Computer Software)             1,250,000        9,159,116

-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund


                                        SHARES        VALUE
                                    -----------  -------------
UNITED KINGDOM (CONTINUED)
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)    400,000       $  824,139
GWR GROUP
   Local commercial radio
   station operator (Media)          500,000        5,919,872
INFORMA GROUP
   Provider of business information
   for diversified global markets
   (Business Services)               650,000        7,120,532
PARITY
   Provider of software
   engineering and consulting
   services (Computer Software)    2,700,668        7,533,377
PIZZAEXPRESS
   Operator of restaurant chain
   (Restaurants)                     290,000        2,779,220
TILBURY DOUGLAS
   Building contractor
   (Construction and Property)       891,860        5,629,089
                                                 -------------
                                                   46,792,051
                                                 -------------
UNITED STATES   42.48%
ACTUATE* Provider of applications software that enables organizations to uniformly extract, publish, and disseminate information in both Internet and client/server computing environments
   (Computer Software)               179,700        5,065,294
ADVANCED POWER TECHNOLOGY*
   Provider of semiconductors
   (Electronics)                      31,800        1,016,606
ADVENT SOFTWARE*
   Provider of software products
   (Computer Software)               106,500        6,373,359
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management
   (Financial Services)               63,700        3,829,963
AIRGATE PCS*
   Provider of wireless
   telecommunication services
   (Telecommunications)               89,300        3,468,747
ALLEGIANCE TELECOM*
   Provider of telecommunications
   services (Telecommunications)      69,200        2,177,637
ALPHARMA (CLASS A)
   International provider of
   pharmaceutical and health
   products (Drugs and
   Health Care)                       23,900          927,619
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
   financing (Financial Services)    146,700        3,231,984
AMERICREDIT
   Provider of automobile loans
   (Financial Services)               62,000        1,666,250
AMERIGON*
   Provider of high-technology
   products for automotive
   equipment manufacturers
   (Electronics)                     300,945        1,166,162
AMERISOURCE HEALTH (CLASS A)*
   Distributor of wholesale
   pharmaceutical products
   (Drugs and Health Care)            26,600        1,155,438
ANCHOR GAMING*
   Operator of casino games
   (Leisure and Hotels)                9,700          823,591
ANDREW*
   Provider of telecommunications
   equipment (Telecommunications)     14,000          367,937
ASPEN TECHNOLOGY*
   Provider of computer software
   products and services
   (Computer Software)                55,100        2,274,597
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic prescription
   drugs (Drugs and Health Care)      66,750        4,213,594
BINDLEY WESTERN INDUSTRIES
   Pharmaceutical distributor
   (Drugs and Health Care)            35,500        1,275,781
BRINKER INTERNATIONAL*
   Restaurant operator
   (Restaurants)                      76,000        2,983,000
CALDIVE  INTERNATIONAL*
   Provider of  construction
   and salvage  services to the
   offshore natural gas
   and oil industry in the
   United States Gulf of
   Mexico (Resources)                 15,700          779,603
CAREER EDUCATION*
   Provider of private post-
   secondary education (Schools)     112,800        4,388,625
CAREMARK RX*
   Provider of pharmaceutical
   services (Drugs and
   Health Care)                      114,400        1,430,000
CASELLA WASTE SYSTEMS*
   Provider of non-hazardous
   solid waste collection, disposal,
   and recycling services
   (Industrial Goods and Services)    33,200          289,463
CHARLES RIVER LABORATORIES INTERNATIONAL* Provider of research services that enable drug discovery and development
   (Drugs and Health Care)            54,100        1,420,125

-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund


                                        SHARES        VALUE
                                    -----------  -------------
UNITED STATES (CONTINUED)
CHARTER COMMUNICATIONS*
   Owner and operator of cable
   television systems (Media)        145,500      $ 2,832,703
COMMUNITY HEALTH SYSTEMS*
   Health care provider
   (Drugs and Health Care)           105,200        2,965,325
COPART*
   Auctioneer of damaged vehicles
   for insurance companies
   (Retailing)                       118,200        1,776,694
CORINTHIAN COLLEGES*
   Provider of secondary
   education (Schools)                16,900        1,163,987
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of
   consulting services for
   corporations
   (Consulting Services)              54,900        2,540,841
COSTAR GROUP*
   Provider of digitized photographs
   and floor plan images to the
   commercial real estate industry
   (Industrial Goods and Services)    52,610        1,640,774
CYTYC*
   Provider of medical diagnostic
   equipment (Medical Products
   and Technology)                    49,500        2,937,516
DEVRY*
   Owner and manager of higher
   education systems (Schools)        22,500          831,094
DOCUMENTUM*
   Provider of computer software
   products (Computer Software)       86,100        7,310,428
DURA  PHARMACEUTICALS*
   Developer and retailer of prescription pharmaceutical products for the treatment of allergies, asthma, pneumonia, and related respiratory conditions (Medical Products
   and Technology)                    91,000        3,130,969
DYCOM INDUSTRIES*
   Provider of construction and
   maintenance services to
   telecommunications providers
   (Telecommunications)               73,400        2,761,675
EDEN BIOSCIENCE*
   Developer and manufacturer
   of natural products for
   agriculture (Manufacturing)         5,600          211,925
ENDOCARE*
   Developer and manufacturer of
   medical devices for applications
   in oncology and urology
   (Medical Products and
   Technology)                        83,400         1,482,956
ENTRAVISION COMMUNICATIONS*
   Diversified media company
   (Media)                            60,500        1,070,094
EVOLVE SOFTWARE*
   Provider of Internet applications
   for automating professional
   services organizations
   (Internet/Online)                  46,400          726,450
EXAR*
   Provider of integrated circuits
   for communications and
   video products (Electronics)        9,100          406,941
EXPEDITORS INTERNATIONAL OF
   WASHINGTON
   Transportation provider
   (Transportation)                   33,200        1,717,062
FORRESTER RESEARCH*
   Independent research
   company which studies
   changes in future
   technology and its
   impact on businesses,
   consumers, and
   society (Consulting Services)      62,835        2,582,126
GENOMIC SOLUTIONS*
   Provider of genomic and
   proteomic instrumentation,
   software, and services
   (Medical Products and
   Technology)                       102,200        1,433,994
INFORMATICA*
   Provider of software products
   and services (Computer Software)    9,200          869,687
INTERCEPT GROUP*
   Provider of electronic commerce
   products and services for
   financial institutions (Electronics)  300            8,109
INTERMUNE PHARMACEUTICALS
   Developer of products for the
   treatment of pulmonary and
   infectious diseases and
   congenital disorders
   (Drugs and Health Care)            55,600        2,778,262
INTERNET SECURITY SYSTEMS*
   Provider of security
   management solutions for the
   Internet (Computer Software)       91,300        8,068,638
INTERWOVEN*
   Provider of Internet software
   (Computer Software)                17,800        1,795,019
INTRANET SOLUTIONS*
   Provider of E-services used for
   intranets, extranets, and the
   Internet (Internet/Online)         20,600          957,256
IXYS*
   Designer of power
   semiconductors (Electronics)        9,000          227,531


-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund


                                        SHARES        VALUE
                                    -----------  -------------
UNITED STATES (CONTINUED)
HENRY (JACK) & ASSOCIATES
   Developer and installer
   of integrated computer systems
   for in-house data processing
   to financial institutions
   (Business Services)                50,000      $ 2,748,437
KING PHARMACEUTICALS*
   Manufacturer and marketer
   of branded prescription
   pharmaceutical products
   (Drugs and Health Care)            53,200        2,384,025
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training for the information
   technology industry (Schools)      17,600          795,850
MATRIXONE*
   Provider of Internet business
   collaboration software
   (Computer Software)                69,100        2,060,044
MDC HOLDINGS
   Single-family home builder
   and seller under the name
   Richmond American Homes
   (Business Services)                 1,800           49,275
MEDICHEM LIFE SCIENCES*
   Provider of chemistry research
   to pharmaceutical and
   biotechnology companies
   (Drugs and Health Care)            89,700          821,316
MEMBERWORKS*
   Provider of membership service
   programs for various industries
   (Consumer Goods and Services)      94,150        3,227,580
METAWAVE COMMUNICATIONS*
   Provider of smart antenna systems, which are used for wireless network operators who encounter capacity constraints within their networks
   (Telecommunications)              101,380        1,333,781
METRIS COMPANIES
   Direct marketer of consumer
   credit cards (Financial Services) 180,300        5,837,212
MITCHELL ENERGY & DEVELOPMENT
   (CLASS A)
   Explorer and producer of oil
   and natural gas (Resources)        31,100        1,430,600
MSC INDUSTRIAL DIRECT*
   Provider of metalworking and
   repair supplies
   (Consumer Goods and Services)      87,900        1,307,513
NATIONAL-OILWELL*
   Provider of machinery,
   equipment, and downhole
   products used in oil and
   gas drilling and production
   (Resources)                        32,700          956,475
NETIQ*
   Provider of computer software
   products (Computer Software)       41,600        3,584,100
NYFIX* Developer and marketer of electronic trading systems to brokerage firms, international banks, and global exchanges trading in equities, futures and options, and currencies
   (Business Services)                25,912        1,022,714
ONYX SOFTWARE*
   Provider of enterprise relationship
   management software
   (Computer Software)                18,200          288,356
PEGASUS COMMUNICATIONS*
   Media company with operations
   in broadcast satellite television,
   such as DIRECTV (Media)            61,800        2,195,831
PENTON MEDIA*
   Provider of advertising services
   for diversified industries
   (Advertising)                      17,800          544,013
PF CHANG'S CHINA BISTRO*
   Restaurant operator (Restaurants)   5,500          225,672
POLYMEDICA*
   Provider of medical products
   and services (Drugs and
   Health Care)                       27,400        1,574,644
POWERTEL*
   Provider of telecommunications
   services (Telecommunications)      78,200        6,820,506
PRAECIS PHARMACEUTICALS*
   Developer of peptide-based
   therapeutics for the treatment
   of human diseases (Drugs and
   Health Care)                       67,700        1,713,656
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer
   of legal service plans
   (Consumer Goods and Services)      59,200        2,597,400
PRICE COMMUNICATIONS*
   Provider of telecommunications
   services (Telecommunications)      71,700        1,550,513
PRIDE INTERNATIONAL*
   Provider of oil and gas
   well services (Energy)             66,100        1,673,156

-------------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Smaller Companies Fund


                                        SHARES        VALUE
                                    -----------  -------------

UNITED STATES (CONTINUED)
PRIORITY HEALTHCARE (CLASS B)*
   Pharmaceutical and medical
   supply distributor to the
   alternative health care industry
   (Drugs and Health Care)            40,900      $ 2,195,819
PROXIM*
   Provider of wireless local area
   networking products
   (Telecommunications)              150,000        9,089,062
PURCHASEPRO.COM*
   Provider of Internet
   business-to-business
   electronic commerce services
   (Internet/Online)                  33,400          903,888
QUEST SOFTWARE*
   Provider of application and
   information availability
   software (Computer Software)       56,600        2,453,256
REMEC*
   Designer and manufacturer
   of multi-function modules
   for microwave transmission
   systems (Technology)              110,150        3,266,636
RURAL CELLULAR (CLASS A)*
   Provider of rural cellular
   telephone services
   (Telecommunications)              106,630        5,701,373
SBA COMMUNICATIONS*
   Owner and operator of wireless
   communications infrastructure
   (Telecommunications)              120,000        6,011,250
SKYWEST
   Airline and car rental services
   operator (Transportation)           7,300          368,422
STATION CASINOS*
   Operator of casino hotels
   (Leisure and Hotels)               79,100        1,275,487
SUNGARD DATA SYSTEMS*
   Provider of computer disaster recovery services, as well as health care information and investment support services
   (Computer Software)                89,100        4,555,237
TANOX*
   Developer of monoclonal antibodies, which are used to address unmet needs in the areas of immunology, infectious diseases, and cancer (Drugs and
   Health Care)                       53,100        1,984,613
THQ*
   Worldwide provider of interactive
   entertainment software
   (Computer Software)                62,450        1,278,273



                                    SHARES OR
                                    PRIN. AMT.      VALUE
                                   -----------  -------------

UNITED STATES (CONTINUED)
TOO*
   Clothing retailer
   (Retailing)                         32,300 shs.  $ 740,881
UNITED THERAPEUTICS*
   Developer of pharmaceuticals
   for the treatment of vascular
   diseases (Drugs and Health Care)   29,600        1,582,675
UNIVERSAL HEALTH SERVICES*
   Owner and operator of
   health care institutions
   (Drugs and Health Care)            14,600        1,224,575
VERITAS DGC*
   Provider of geophysical services
   (Business Services)                30,100          903,000
WASTE CONNECTIONS*
   Provider of solid waste collection,
   disposal, and recycling services
   (Industrial Goods and Services)   129,200        3,294,600
WATSON WYATT HOLDINGS
   Provider of consulting services
   (Consulting Services)              20,400          353,175
WEST TELESERVICES*
   Provider of telecommunications
   services (Telecommunications)      70,200        1,768,163
WESTELL TECHNOLOGIES
   Provider of telecommunications
   equipment (Telecommunications)     37,200          203,438
WESTERN WIRELESS*
   Provider of wireless
   communications services
   (Telecommunications)              203,600        9,671,000
                                                 -------------
                                                  210,120,923
                                                 -------------
TOTAL COMMON STOCKS  87.25%
    (Cost $358,570,649)                           431,602,125
CORPORATE BONDS  0.03%
    (Cost $160,000)
HONG KONG   0.03%
MANDARIN ORIENTAL INTERNATIONAL
   6.75%, 3/23/2005                 $160,000          166,400
                                             ------------------
TOTAL INVESTMENTS  87.28%
    (Cost $358,730,649)                           431,768,525
OTHER ASSETS
   LESS LIABILITIES  12.72%                        62,952,648
                                             ------------------
NET ASSETS  100.00%                              $494,721,173
                                             ==================


-------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Technology Fund






PERFORMANCE REVIEW

Seligman Global Technology Fund posted a total return of 20.20% based on the net asset value of Class A shares during the one-year period ended October 31, 2000. This return far outpaced both the Lipper Global Funds Average, which returned 10.70%, and the 1.39% return of the Morgan Stanley Capital International (MSCI) World Index, but lagged the 36.94% return of the Lipper Science and Technology Funds Average.

The upward momentum of technology stocks continued unabated in the fourth quarter of 1999 and in the first quarter of 2000, as investors paid very high prices for the spectacular growth rates of technology companies. In March of this year, however, the technology-dominated Nasdaq Composite Index underwent a major correction, and these same sectors began to come under substantial pressure, with stock prices falling significantly from their highs. Investors worried about unsustainable growth rates and the ability of tech companies to raise capital in an atmosphere of higher interest rates. We believe that valuations and investor expectations are now back down to realistic levels, a trend that should be positive for technology stocks over the long term.


PORTFOLIO STRATEGY

The sectors that contributed most to performance during the period under review were semiconductors, electronic equipment, and information technology consulting and services. While the US economy is clearly slowing, the technology that has driven the productivity gains associated with the past expansion will continue to play a major role globally, and the Fund will continue to seek winning technology companies around the world.

Technology has become an integral part of how business is conducted worldwide, and we favor companies offering key software and services enabling other companies to harness the potential of the Internet, thereby making them more productive and capital-efficient. We feel this strategy is less risky than investing directly in the Internet. Even if capital spending slows in the coming year, we think businesses will still purchase software and services to optimize the capital they have already



[BOXED TEXT]
-------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and ___ technology-related industries.
-------------------------------------------------------------------------------


[PHOTOGRAPH OMITTED]

WEST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT), PAUL WICK (CO-PORTFOLIO MANAGER), MARIANNE HURLOW (ADMINISTRATIVE ASSISTANT), (SEATED) PATRICK RENDA; (NOT PICTURED) VISHAL SALUJA

[PHOTOGRAPH OMITTED]

EAST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) LAWRENCE ROSSO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK; (NOT PICTURED) GREGORY COTE, HANK SWIGGETT, STEVEN WERBER (CO-PORTFOLIO MANAGER), RICHARD PAROWER

INVESTMENT REPORT
Seligman Global Technology Fund





invested. Technology investments are revenue-generating for companies because they tend to improve productivity, and, therefore, are not as discretionary as other types of capital spending. Within this theme, the Fund focuses on companies with proprietary technology, strong market share and profitability, and rapid growth. This emphasis on software and services, as opposed to direct Internet investment, has allowed the Fund to avoid many of the dot-com failures of recent months.

Semiconductors helped the Fund's performance tremendously until the second quarter of this year, when the sector experienced difficulties. We think the sector is currently in the middle of an inventory correction, but we are still positive in our outlook, and believe the sector has at least another two years of growth. This growth will be driven by the diversification of the markets that the semiconductor sector serves, having moved beyond PCs to also include wireless handsets and other Internet appliances. Additionally, there is now decreased semiconductor supply, creating a more favorable supply and demand environment for the industry.

UNITED STATES

During the period under review, the Fund was overweighted in US technology stocks compared to its index. We continued to stay focused on software and services and semiconductors, while being cautious about telecommunications. The past two or three years have seen very strong capital spending in the telecommunications area, and we believe that this pace will slow, moderating the growth rate in this sector.

EUROPE

The recent weakness of the euro hurt the Fund's performance in the second half of 2000, since almost one-third of its investments are euro-denominated. This translation effect was also felt by US technology companies with European operations, who have seen their sales and earnings negatively impacted. We think, however, that, over time, currency and interest rate fluctuations will moderate. The Fund is currently underweighted in Continental Europe and the UK because growth in those countries has been slower than expected.

ASIA

Japan still remains quite weak from the standpoints of corporate growth and consumption. However, we believe that technology companies trade more according to sector than to geography; therefore, as sectors recover in the US and Europe, we expect that they should also do so in Asia.


OUTLOOK

Our outlook for global technology is cautiously optimistic. Share prices now much better reflect achievable growth and earnings, and investor expectations are more realistic. We are concerned about a slowdown in capital spending and how it would impact the technology sector, and we will watch the trends closely. Overall, though, we think there are still many areas of accelerating growth where valuations have become much more attractive. Good stock selection is generally more important now than it was a year ago, and we will continue to identify the companies that we feel are leading the way in the technology sector.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund


COUNTRY ALLOCATION
OCTOBER 31, 2000
                                                MSCI
                                               WORLD
                                     FUND      INDEX
                                   --------  --------
CONTINENTAL EUROPE ..........       16.80%     21.53%
   Austria ..................          --      0.09
   Belgium ..................          --      0.36
   Denmark ..................        1.52      0.31
   Finland ..................        2.23      1.19
   France ...................        3.74      5.02
   Germany ..................        2.32      3.79
   Ireland ..................          --      0.19
   Italy ....................          --      2.30
   Luxembourg ...............        0.01        --
   Netherlands ..............        1.39      2.66
   Norway ...................          --      0.17
   Portugal .................          --      0.16
   Spain ....................          --      1.26
   Sweden ...................        0.97      1.20
   Switzerland ..............        4.62      2.83
JAPAN .......................        3.88     11.71
PACIFIC .....................        3.85      2.83
   Australia ................          --      1.39
   Hong Kong ................        2.12      0.97
   New Zealand ..............          --      0.05
   Philippines ..............        0.08        --
   Singapore ................        0.95      0.42
   Taiwan ...................        0.70        --
UNITED KINGDOM ..............        5.39      9.49
UNITED STATES ...............       51.15     52.20
OTHER .......................        5.82      2.24
   Canada ...................          --      2.24
   Israel ...................        5.82        --
OTHER ASSETS LESS LIABILITIES       13.11        --
                                  -------   -------
TOTAL .......................     100.00%   100.00%
                                  =======   =======


LARGEST INDUSTRIES
OCTOBER 31, 2000

[The data below represents a bar chart in the printed piece.]



ELECTRONICS CAPITAL EQUIPMENT    $256,672,692
SEMICONDUCTORS                   $241,417,077
TELECOMMUNICATIONS               $222,568,420
INFORMATION SERVICES             $220,310,318
COMPUTER SOFTWARE                $213,383,675

REGIONAL ALLOCATION
OCTOBER 31, 2000

[The data below represents a pie chart in the printed piece.]

United States                    51.15%
Continental Europe               16.80%
United Kingdom                    5.39%
Japan                             3.88%
Pacific                           3.85%
Other                             5.82%
Other Assets Less Liabilities    13.11%






LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2000



SECURITY                                  VALUE
-----------                            -----------
Lattice Semiconductor (US) .........   $49,831,250
Orbotech (Israel) ..................    47,615,625
Altran Technologies (France) .......    43,334,592
Powerwave
   Technologies (US) ...............    43,108,538
SCI Systems (US) ...................    43,000,000
Novellus Systems (US) ..............    40,906,250
Integrated Device Technology (US)...    39,440,625
Amkor Technology (US) ..............    31,456,250
SunGard Data Systems (US) ..........    30,675,000
Business Objects (US) ..............    29,661,141

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund


INVESTMENT RESULTS PER SHARE



TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2000
                                                                                      AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                                       CLASS B       CLASS C
                                                                                           SINCE        SINCE         SINCE
                                                 SIX            ONE          FIVE        INCEPTION    INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS        5/23/94      4/22/96       5/27/99
                                            ------------    ----------      -------    ------------ ------------  ------------
CLASS A**
With Sales Charge                              (27.89)%        14.51%        21.69%        28.03%         n/a           n/a
Without Sales Charge                           (24.28)         20.20         22.88         29.01          n/a           n/a

CLASS B**
With CDSC+                                     (28.33)         14.23           n/a           n/a        25.68%          n/a
Without CDSC                                   (24.56)         19.23           n/a           n/a        25.87           n/a

CLASS C**
With Sales Charge and CDSC                     (26.03)         17.14           n/a           n/a          n/a         39.38%
Without Sales Charge and CDSC                  (24.53)         19.30           n/a           n/a          n/a         40.93

CLASS D**
With 1% CDSC                                   (25.34)         18.25           n/a           n/a          n/a           n/a
Without CDSC                                   (24.58)         19.25         21.92         27.98          n/a           n/a

LIPPER GLOBAL FUNDS AVERAGE***                  (5.22)         10.70         15.16         13.66+++      13.65(o)     14.22++++

LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                  (10.63)         36.94         35.39         37.67++       37.02(o)     53.12++++
MSCI WORLD INDEX***                             (5.81)          1.39         15.03         14.05+++      13.56(o)      7.03++++




NET ASSET VALUE                                                                 CAPITAL GAIN INFORMATION
               OCTOBER 31, 2000     APRIL 30, 2000    OCTOBER 31, 1999          FOR THE YEAR ENDED OCTOBER 31, 2000
              ------------------    ---------------- ------------------

CLASS A            $25.60            $33.81                $23.36               PAID         $2.446
CLASS B             24.08             31.92                 22.26               REALIZED      6.075
CLASS C             24.06             31.88                 22.23               UNREALIZED    2.250(oo)
CLASS D             24.05             31.89                 22.23


     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.


------------

* ____ Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science &Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 2% since inception.

++ ___ From May 26, 1994.

+++ From May 31, 1994.

++++ From May 31, 1999.

o ____ From April 30, 1996.

oo ___ Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund





     This chart compares a $10,000 hypothetical investment made in Seligman Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through October 31, 2000, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.


[The data below represents a line chart in the printed piece.]


                CLASS A          CLASS D        CLASS A        LIPPER GLOBAL      MSCI      LIPPER SCIENCE
                W/SALES          WITHOUT        WITHOUT        FUNDS AVG.        WORLD       & TECH FUNDS
                CHARGE           SALES CHARGE    CDSC                            INDEX         AVERAGE
5/23/94        $ 9520           $10000         $10000         $10000            $10000         $10000
                 9613            10098          10084          10165             10102          9781
10/31/94        11160            11723          11681          10491             10454          11707
                10695            11234          11150          9987              9619           11387
4/30/95         13264            13933          13821          10997             10355          13319
                16856            17706          17523          11649             11358          16791
10/31/95        17556            18441          18216          11544             11238          17214
                15895            16697          16458          12523             11977          16721
4/30/96         17535            18419          18119          13117             12790          18940
                15004            15760          15477          12735             12373          16623
10/31/96        16269            17090          16745          13487             13099          19473
                19981            20988          20535          14191             14043          21980
4/30/97         18571            19507          19055          14537             14039          19202
                23634            24826          24204          16958             16346          24942
10/31/97        21779            22877          22241          15813             15380          23909
                21113            22178          21506          16751             15772          23669
4/30/98         25170            26439          25588          18829             18020          28210
                23753            24951          24093          19012             17800          27765
10/31/98        21606            22696          21863          18293             16282          26999
                28887            30344          29184          20782             18386          41309
4/30/99         29115            30583          29369          21911             19386          43333
                35491            37281          35735          22038             19932          47345
10/31/99        40922            42985          41139          22928             20566          57192
                56680            49538          57016          24030             23401          82663
4/30/00         64961            68236          65054          24679             24022          87631
                56488            59336          56466          24173             23701          85258
10/31/00       $49187           $51667         $49061         $23245            $22767         $78317




     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

     As shown on page 38, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.



LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 2000

                                             SHARES
                                    ------------------------
                                                    HOLDINGS
ADDITIONS                            INCREASE      10/31/00
-------------                       ----------    ----------
COMMON STOCKS
ADVA Optical Networking
   (Germany) ..................     219,211     268,266(1)
ASE Test (Taiwan) .............     800,000     800,000
Business Objects (US) .........     376,500     376,500
Comptel (Finland) .............   1,365,200   1,365,200
First Data (US) ...............     450,000     450,000
Furukawa Electric (Japan)           927,000     927,000
Leica Geosystems
   (Switzerland) ..............      98,000      98,000
Powerwave
   Technologies (US) ..........     894,600     894,600
Spirent (UK) ..................   2,931,900   2,931,900
Vestas Wind Systems
   (Denmark) ..................     498,550     498,550





                                          SHARES
                              --------------------------------
                                             HOLDINGS
REDUCTIONS                     DECREASE      10/31/00
---------------              -------------   ---------
ACT Manufacturing (US) ....     700,000          --
Advanced Micro Devices (US)     300,000          --
Cable & Wireless (UK) .....   1,351,445          --
Check Point Software
   Technologies (Israel) ..     175,000          --
Hadco (US) ................     400,000          --
Intel (US) ................     300,000          --
Microsoft (US) ............     600,000          --
Murata Manufacturing
   (Japan) ................     150,000          --
Samsung Electronics
   (South Korea) ..........     110,000          --
Venture Manufacturing
   (Singapore) ............   2,843,000          --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 49,055 shares received as a result of a 5-for-1 bonus.

Portfolio of Investments
OCTOBER 31, 2000
Seligman Global Technology Fund

                                     SHARES         VALUE
                                   --------- ----------------
COMMON STOCKS 86.89%
DENMARK  1.52%
VESTAS WIND SYSTEMS
   Developer and marketer of
   wind turbines and lightning
   protection products
   (Telecommunications)              498,550  $  27,003,963
                                             ----------------
FINLAND  2.23%
COMPTEL*
   Provider of
   communications software
   (Computer Software)             1,365,200     18,883,692
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)     425,000     17,488,161
NOKIA (ADRS)
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)      78,300      3,347,325
                                             ----------------
                                                 39,719,178
                                             ----------------
FRANCE  3.74%
ALCATEL
   Developer of telecommuni-
   cations equipment and systems
   (Telecommunications)              380,900     23,240,362
ALTRAN TECHNOLOGIES
   Provider of consulting services
   (Information Services)            211,980     43,334,592
                                             ----------------
                                                 66,574,954
                                             ----------------
GERMANY  2.32%
ADVA Optical Networking*
   Provider of telecommunications
   equipment (Telecommunications)    268,266     19,691,771
AIXTRON*
   Manufacturer of MOCVD
   equipment for the
   semiconductor industry
   (Electronics Capital Equipment)   160,630     21,537,078
                                             ----------------
                                                 41,228,849
                                             ----------------
HONG KONG  2.12%
ASAT Holdings (ADRs)*
   Designer of integrated circuit
   packages for the semiconductor
   industry (Electronics Capital
   Equipment)                        200,000      1,287,500
CHINA MOBILE (HONG KONG)*
   Provider of cellular
   telecommunications services
   (Telecommunications)            2,775,000     17,879,696
CHINA TELECOM (ADRS)*
   Provider of telecommunications
   services (Telecommunications)     603,400     18,479,125
                                             ----------------
                                                 37,646,321
                                             ----------------
ISRAEL  5.82%
AUDIOCODES*
   Provider of telecommunications
   equipment (Telecommunications)    200,800      7,944,150
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems (Computer
   Software)                         150,000     23,760,938
GALILEO TECHNOLOGY*
   Provider of digital semiconductor
   devices that perform critical
   functions for network systems
   (Electronics Capital Equipment)   300,000      8,175,000
GILAT SATELLITE NETWORKS*
   Manufacturer of small aperture
   satellite base stations
   (Telecommunications)              275,000     14,119,531
NOVA MEASURING INSTRUMENTS*
   Provider of monitoring and
   measuring systems for the
   semiconductor manufacturing
   industry (Semiconductors)         200,000      1,912,500
ORBOTECH*
   Manufacturer of automated
   optical inspection systems
   for circuit boards and
   flat panel displays
   (Electronics Capital Equipment)   900,000     47,615,625
                                             ----------------
                                                103,527,744
                                             ----------------
JAPAN  3.88%
FURUKAWA ELECTRIC*
   Manufacturer of wires, cables,
   light metals, and aluminum
   cans (Electronics)                927,000     24,382,441
HOYA
   Manufacturer ___ of electro-optics products such as ___ photomasks ___ for semiconductors, eyeglasses, contact lenses, and medical service products (Networking/ Communications
    Infrastructure)                  160,000     13,226,413
ROHM
   Producer of custom linear inte-
   grated circuits (Semiconductors)   70,000     17,648,353
SUMITOMO ELECTRIC*
   Manufacturer of electric wires, cables, ___ communication machinery and equipment, and disc brakes and antilock braking systems for automobiles
   (Wire and Cable Products)         750,000     13,850,067
                                             ----------------
                                                 69,107,274
                                             ----------------
LUXEMBOURG  0.01%
UNITED CUSTOMER MANAGEMENT SOLUTIONS*
   Provider of services for the tele-
   communications industry
   (Telecommunications)                5,860        205,100
                                             ----------------

-------------
See footnotes on page 43.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Technology Fund

                                     SHARES      VALUE
                                   --------- ----------------
NETHERLANDS  1.39%
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS*
   Worldwide manufacturer of
   consumer electronics and
   components (Electronics
   Capital Equipment)                627,541  $  24,661,524
                                             ----------------
PHILIPPINES  0.08%
PSI TECHNOLOGIES HOLDINGS (ADRS)*
   Provider of semiconductor
   assembly and test services for
   the power semiconductor
   market (Electronics
   Capital Equipment)                190,000      1,401,250
                                             ----------------
SINGAPORE  0.95%
CREATIVE TECHNOLOGY
   Provider of PC audio and
   graphics products (Computer
   Hardware/Peripherals)           1,000,000     16,843,750
                                             ----------------
SWEDEN  0.97%
ENEA DATA*
   Provider of consulting services
   for the computer industry
   (Information Services)          3,553,300     17,246,785
                                             ----------------
SWITZERLAND  4.62%
KUDELSKI*
   Provider of telecommunications
   equipment (Telecommunications)     17,200     23,155,318

LEICA GEOSYSTEMS*
   Manufacturer of surveying
   and mapping equipment
   (Information Services)             98,000     27,803,738

SWISSLOG HOLDING*
   Producer and installer of
   automation systems (Electronics)   28,390     15,635,347

UNAXIS HOLDING*
   Provider of semiconductor
   and data storage (Electronics)     64,850     15,602,818
                                             ----------------
                                                 82,197,221
                                             ----------------
TAIWAN  0.70%
ASE TEST*
   Provider of semiconductor
   equipment (Semiconductors)        800,000     12,325,000
YAGEO (GDRS)*
   Manufacturer of passive
   components (Electronics)           48,489        185,807
YAGEO (GDRS)*+
   (Electronics)                           1              3
                                             ----------------
                                                 12,510,810
                                             ----------------
UNITED KINGDOM  5.39%
ARM Holdings
   Designer of microprocessors
   and circuits for the electronics
   industry (Computer Software)    1,994,140     19,675,089
AUTONOMY
   Provider of infrastructure technologies that automate the management, processing, and delivery of information across the Internet and WAP-enabled products
   (Computer Software)               132,807      6,782,906
AUTONOMY (ADRS)
   (Computer Software)               436,263     21,704,084
DIMENSION DATA HOLDINGS Investment holding company of technology groupings including communications, distribution, software, services, interactive technologies, and the Internet (Networking/ Communications
   Infrastructure)                 1,494,400     13,096,521
NDS GROUP (ADSS)
   Worldwide provider of
   solutions that enable
   the delivery of entertainment
   and  information over
   digital  broadcasting  media
   and the Internet to televisions
   and personal computers
   (Information Services)            100,000      7,531,250
SPIRENT
   Provider of telecommunications
   equipment
   (Telecommunications)            2,931,900     27,183,299
                                             ----------------
                                                 95,973,149
                                             ----------------
UNITED STATES  51.15%
ACTIVCARD*
   Provider of digital identity
   security products to insure the
   safety of Internet transactions
   (Computer Hardware/
   Peripherals)                      580,000     15,043,750
ADAPTEC*
   Provider of input-output
   systems for servers
   (Computer Hardware/
   Peripherals)                      500,000      7,890,625
ADVANCED SWITCHING COMMUNICATIONS*
   Provider of broadband access
   platforms to telecommunications
   service providers
   (Telecommunications)                7,400         75,619


-------------
See footnotes on page 43.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Technology Fund


                                     SHARES      VALUE
                                   --------- ----------------
UNITED STATES (CONTINUED)
ALPHA INDUSTRIES*
   Provider of integrated circuits
   and semiconductors
   (Electronics)                     456,400   $ 18,184,687
ALTERA*
   Designer and manufacturer
   of field-programmable
   logic devices
   (Electronics Capital Equipment)   500,000     20,453,125
AMDOCS*
   Provider of billing systems and
   services for the communications
   industry (Information Services)   300,000     19,443,750
AMERICAN POWER CONVERSION*
   Provider of back-up power
   supply equipment for
   computers (Computer
   Hardware/Peripherals)             377,600      4,873,400
AMKOR TECHNOLOGY*
   Provider of semiconductor
   packaging and test services
   (Semiconductors)                1,400,000     31,456,250
AMPHENOL*
   Provider of electronic
   connectors for diversified
   industries (Networking/
   Communications
   Infrastructure)                    225,000    14,456,250
ARTESYN TECHNOLOGIES*
   Provider of electronic products
   for the communications
   industry (Networking/
   Communications
   Infrastructure)                   400,000     16,225,000
AUTODESK
   Developer of software for
   architectural and mechanical
   design, data management, and
   mapping (Computer Software)       550,000     12,117,187
AVOCENT*
   Worldwide  provider  of
   connectivity  solutions
   for data  centers,  service
   providers, and financial
   institutions (Computer Hardware/
   Peripherals)                      400,000     28,387,500
AXENT TECHNOLOGIES*
   Developer of products for
   the protection of computer
   networks (Computer Software)      600,000     11,531,250
BUSINESS OBJECTS*
   Developer of integrated
   enterprise decision support
   software (Information Services)   376,500     29,661,141
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems
   (Semiconductors)                  300,000      5,859,375
COGNEX*
   Manufacturer of machine
   vision systems (Electronics
   Capital Equipment)                551,100     18,410,184
COMPAQ COMPUTER
   Global PC manufacturer
   (Computer Hardware/
   Peripherals)                      460,000     13,988,600
COMVERSE TECHNOLOGY*
   Provider of telecommunications
   equipment (Networking/
   Communications
   Infrastructure)                   172,300     19,249,141
CONEXANT SYSTEMS*
   Provider of semiconductor
   products for communications
   electronics (Semiconductors)      225,000      5,927,344
CORNING
   Producer of diversified
   components for the
   telecommunications and
   television industries (Telecom-
   munications)                      120,000      9,180,000
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                805,000     15,118,906
CSG SYSTEMS INTERNATIONAL*
   Provider of billing systems and
   services for the cable television
   industry (Information Services)   475,000     22,057,812
CTS
   Provider of electronic components
   and custom electronic assemblies
   (Networking/Communications
   Infrastructure)                   384,900     16,526,644
DALLAS SEMICONDUCTOR
   Manufacturer of mixed-signal
   semiconductors (Semiconductors)   500,000     19,812,500
DSP GROUP*
   Developer of chipsets used
   in wireless communication
   handsets (Electronics)            237,000      6,732,281
ECHOSTAR COMMUNICATIONS*
   Satellite television service
   operator (Telecommunications)     300,000     13,575,000
ELECTRO SCIENTIFIC INDUSTRIES*
   Manufacturer of memory circuit
   repair systems and circuit board
   drilling systems (Electronics
   Capital Equipment)                500,000     17,484,375


-------------
See footnotes on page 43.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman Global Technology Fund



                                     SHARES      VALUE
                                   --------- ----------------
UNITED STATES (CONTINUED)
ELECTRONICS FOR IMAGING*
   Manufacturer of peripherals for
   color printers and copiers
   (Computer Hardware/
   Peripherals)                      987,000   $ 15,267,656
ENTEGRIS*
   International provider of
   materials management
   products and services to the
   micro-electronics industry
   (Electronics)                     500,000      4,484,375
FIRST DATA
   Provider of data processing
   services for merchants and
   credit card companies
   (Information Services)            450,000     22,556,250
INTEGRATED DEVICE TECHNOLOGY*
   Provider of memory and logic
   circuits (Semiconductors)         700,000     39,440,625
INTUIT*
   Provider of financial
   software products
   (Computer Software)                58,700      3,608,216
LATTICE SEMICONDUCTOR*
   Designer of programmable
   logic devices (Semiconductors)  1,700,000     49,831,250
LEXMARK INTERNATIONAL GROUP (CLASS A)*
   Manufacturer of laser and inkjet
   printers and cartridges
   (Computer Hardware/
   Peripherals)                      200,000      8,200,000
LINEAR TECHNOLOGY
   Manufacturer of analog
   semiconductors (Semiconductors)   250,000     16,132,812
MACROMEDIA*
   Developer of software
   for web page creation
   (Computer Software)               300,000     23,146,875
MICROCHIP TECHNOLOGY*
   Manufacturer of field-
   programmable microcontrollers
   (Semiconductors)                  750,000     23,742,187
NOVELLUS SYSTEMS*
   Manufacturer of semiconductor
   processing equipment
   (Electronics Capital
   Equipment)                      1,000,000     40,906,250
POWERWAVE TECHNOLOGIES*
   Provider of ultra-linear radio
   frequency power amplifiers for
   the wireless communications
   industry (Networking/
   Communications Infrastructure)     894,600    43,108,538
RATIONAL SOFTWARE*
   Provider of applications
   development and test
   software (Computer Software)       450,000    26,873,438
RF MICRO DEVICES
   Provider of radio frequency
   integrated circuits for the
   wireless communications
   industry (Semiconductors)         867,800     17,328,881
SCI SYSTEMS*
   Provider of contract
   manufacturing services
   (Contract Manufacturing)        1,000,000     43,000,000
SUNGARD DATA SYSTEMS*
   Provider of disaster recovery
   services for computer data
   centers (Information Services)    600,000     30,675,000
SYMANTEC*
   Developer, marketer, and
   supporter of anti-virus
   software (Computer Software)      500,000     19,515,625
SYNOPSYS*
   Developer of integrated circuit
   design software (Computer
   Software)                         740,000     25,784,375
TERADYNE*
   Manufacturer of automated
   semiconductor test equipment
   (Electronics Capital Equipment)   315,700      9,865,625
TTM TECHNOLOGIES*
   Provider of manufacturing
   services for printed circuit
   boards (Contract
   Manufacturing)                    165,000      3,243,281
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for
   disk drive heads
   (Electronics Capital Equipment)   200,000     13,256,250
VISHAY INTERTECHNOLOGY*
   Manufacturer of capacitors,
   resistors, and discrete
   semiconductors (Electronics
   Capital Equipment)                550,000     16,500,000
                                             ----------------
                                                910,189,205
                                             ----------------
TOTAL INVESTMENTS  86.89%                     1,546,037,077
  (Cost $1,385,436,263)
OTHER ASSETS
     LESS LIABILITIES  13.11%                   233,259,484
                                             ----------------
NET ASSETS  100.00%                          $1,779,296,561
                                             ================
-----------------------
  *Non-income producing security.
  +Rule 144A security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman International Growth Fund






PERFORMANCE REVIEW

The year ended October 31, 2000, was a difficult one for Seligman International Growth Fund. The Fund posted a disappointing total return of -26.45% based on the net asset value of Class A shares. During the same period, the Lipper International Funds Average posted a total return of 3.00%, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index posted a total return of -2.66%.

Performance was hurt by the fact that, as we added some growth-oriented stocks to the Fund's portfolio, technology and other aggressive stocks began to fall out of favor in the markets. We have conviction, however, about the quality of the stocks we own, and we believe that the Fund stands to benefit once the current market volatility subsides.


PORTFOLIO STRATEGY

The Fund employs a good mixture of bottom-up stock selection with a top-down view of where resources are best allocated. Our goal is to buy the best companies on a global basis, comparing the competitive characteristics of international companies to those of companies in the US. We look at sales-per-share growth over time, operating margins, and generation of cash flow; where international companies score higher than their US counterparts, we will include them in the Fund's portfolio, always keeping in mind the importance of sector diversification. Complementing the bottom-up element of the process, we determine how much to dedicate to each country or region based on certain characteristics that we believe are conducive to wealth creation and competitiveness. These include stable price levels, balanced government fiscal accounts, inflows of capital, and balance of trade. Analysis of these factors helps us to structure the Fund's geographic allocation.

The Fund is flexible in terms of market capitalization, enabling us to consider a range of quality small-cap and mid-cap companies, and is well-diversified across sectors and regions. The Fund has added to its consumer staples holdings, purchasing companies with superior profitability and market share advantage. We have added several attractively priced companies to the Fund's financial, telecommunications, and aerospace sectors. In the pharmaceutical area, we have added companies with exposure to biotech, few imminent patent expirations, and excellent product pipelines. We have also streamlined our technology holdings, selling some of the smaller companies.

[BOXED TEXT]


--------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.
--------------------------------------------------------------------------------

[PHOTOGRAPH OMITTED]



GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) CRAIG CHODASH, DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), JONATHAN MARK, PETER PAONE, (SEATED, FROM
LEFT) MARION SCHULTHEIS (PORTFOLIO MANAGER), SANDRA LEU; (NOT PICTURED) DAVID COOLEY

INVESTMENT REPORT
Seligman International Growth Fund


UNITED KINGDOM

The Fund continued to be significantly underweighted in the UK during the period under review. We are concerned about the UK's current account balance, which is the result of the strong pound hurting British exports.While the British economy is still healthy, the UK tends to depend on the US as a market for its products, and, as the US economy slows, this could potentially be a problem for UK exporters.

CONTINENTAL EUROPE

Continental Europe remained the Fund's largest geographic allocation, accounting for just under one-half of the portfolio. Despite the fact that a weak euro hurt dollar-denominated performance, we feel positive about the trends we see in Europe. The region boasts very good current account balances, is not overly dependent on the US for exports, and inflation is under control. We believe that the euro has fallen to the point where it is extremely competitive, and we expect that investors will rediscover its value. We are especially enthusiastic about the potential of the wireless Web in Europe, which is why we have increased our telecommunications purchases there.

PACIFIC REGION

The Japanese economy continued to be sluggish, and, for this reason, the Fund is underweighted in Japan. Prime Minister Yoshiro Mori has not undertaken the structural reform necessary to revive Japan's economy. We do, however, see opportunity in the growth of the wireless Web in Japan, and have added to the portfolio accordingly. The rest of Asia was negatively impacted by the weakness in the technology sector, which dominates their export-oriented economies; however, economic expansion there, especially in China, remains strong.


OUTLOOK

The success of Europe will, in large part, be tied to the recovery of the euro. Central bankers in the US and the rest of the industrialized world have demonstrated their commitment to support the euro, having intervened on more than one occasion. This commitment, together with Europe's strong macro fundamentals and the slowing of the US economy, should lure investment money back to Europe, giving European equities a boost and improving performance for dollar-based investors. The UK may see higher interest rates if its labor market remains tight and consumption continues to strengthen. We will be watching Japan for signs that its government is moving in the direction of reform. Asia's recovery from the 1997 crisis should continue.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund





INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2000

                                                                                 AVERAGE ANNUAL
                                                   ---------------------------------------------------------------------------
                                                                              CLASS A      CLASS B      CLASS C      CLASS D
                                                                               SINCE        SINCE        SINCE        SINCE
                                         SIX           ONE         FIVE      INCEPTION    INCEPTION    INCEPTION    INCEPTION
                                       MONTHS*         YEAR        YEARS      4/7/92       4/22/96      5/27/99      9/21/93
                                    -------------  ----------     -------  ------------  ----------   -----------  -----------
CLASS A**
With Sales Charge                     (18.77)%       (29.95)%      1.46%       5.63%         n/a          n/a           n/a
Without Sales Charge                  (14.74)        (26.45)       2.44        6.23          n/a          n/a           n/a

CLASS B**
With CDSC+                            (19.26)        (30.59)        n/a         n/a        (1.01)%        n/a           n/a
Without CDSC                          (15.01)        (26.94)        n/a         n/a        (0.65)         n/a           n/a

CLASS C**
With Sales Charge and CDSC            (16.75)        (28.39)        n/a         n/a          n/a       (15.11)%         n/a
Without Sales Charge and CDSC         (15.07)        (26.92)        n/a         n/a          n/a       (13.89)          n/a

CLASS D**
With 1% CDSC                          (15.92)        (27.65)        n/a         n/a          n/a          n/a           n/a
Without CDSC                          (15.07)        (26.92)       1.63         n/a          n/a          n/a          3.14%

LIPPER INTERNATIONAL
  FUNDS AVERAGE***                    (10.05)          3.00       10.87       10.78++       9.29(o)      12.01(ooo)      9.72(oo)
MSCI EAFE INDEX***                     (8.89)         (2.66)       8.95       10.18+++      6.96(o)       6.71(ooo)      8.18(oo)



NET ASSET VALUE

               OCTOBER 31, 2000     APRIL 30, 2000    OCTOBER 31, 1999
              ------------------    ---------------  ------------------          CAPITAL GAIN (LOSS) INFORMATION
CLASS A            $14.59                $17.10            $21.47                FOR THE YEAR ENDED OCTOBER 31, 2000
CLASS B             13.66                 16.06             20.33                PAID                $1.728
CLASS C             13.65                 16.06             20.31                REALIZED            (1.482)
CLASS D             13.65                 16.06             20.31                UNREALIZED           0.345++++


   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

-------------

* ____ Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 2% since inception.

++ ___ From April 9, 1992.

+++ From March 31, 1992.

o ____ From April 30, 1996.

oo   From September 30, 1993.

ooo  From May 31, 1999.

++++ Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2000.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund





   This chart compares a $10,000 hypothetical investment made in Seligman International Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through October 31, 2000, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[The data below represents a line graph in the printed piece.]

          CLASS A  CLASS A           LIPPER
           WITH    WITHOUT   MSCI     INT'L
          SALES     SALES    EAFE     FUNDS
          CHARGE   CHARGE   INDEX     AVG.

 4/7/92  $ 9524   $10000   $10000   $10000
 4/30/92   9635    10117    10050    10476
           9444     9917     9962    10324
           9437     9908     9843     9861
           9662    10145     9995    10093
 4/30/93  11270    11833    12267    11441
          11445    12017    12771    11805
          12718    13354    13572    12988
          14012    14712    14412    14474
 4/30/94  13646    14329    14345    13889
          13971    14670    14613    14077
          14353    15071    14981    14409
          12724    13361    13808    12931
 4/30/95  13530    14207    15190    13819
          14438    15160    15676    14694
          14175    14884    14970    14345
          15146    15903    16084    15279
 4/30/96  15916    16712    16973    16104
          15173    15932    16277    15588
          15370    16138    16587    16019
          15845    16637    16442    16748
 4/30/97  16278    17092    16872    17072
          18605    19535    19280    19473
          16881    17725    17403    17741
          17331    18197    18183    18162
 4/30/98  20187    21196    20117    20640
          20785    21824    20389    20807
          17979    18878    19135    18491
          19721    20707    20862    20226
 4/30/99  20299    21313    22090    21319
          20774    21813    22431    22191
          21747    22834    23607    23329
          23047    24200    24943    26633
 4/30/00  18758    19696    25222    26714
          17705    18590    24511    26035
10/31/00 $15994   $16793   $22979   $24030





   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.
   As shown on page 46, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 2000

                                          SHARES
                              --------------------------------
                                         HOLDINGS
ADDITIONS                          INCREASE      10/31/00
-------------                    ------------  ------------
Assicurazioni Generali
   (Italy) ................    29,800             29,800
Card-Guard Scientific
   Survival (Israel) ......    21,200             21,200
Descartes Systems Group
   (Canada) ...............    18,700             18,700
Deutsche Telekom
   (Germany) ..............    32,700             32,700
GN Store Nord (Denmark) ...     9,900             31,600(1)
Manulife Financial
   (Canada) ...............    68,900             68,900
Novo Nordisk (B Shares)
   (Denmark) ..............     5,700              5,700
Sun Life Financial Services
   (Canada) ...............    71,600             71,600
Telecom Italia (Italy) ....    82,700             98,100
Vodafone Group (UK) .......   535,000            535,000


                                     SHARES
                          --------------------------
                                          HOLDINGS
REDUCTIONS                  DECREASE      10/31/00
---------------           ------------  ------------
Bombardier (B Shares)
   (Canada) ..........    84,800             66,800(2)
Castorama Dubois
   Investissements
   (France) ..........     5,350                 --
Centrica (UK) ........   341,000            117,800
Japan Telecom (Japan)         34                 --
Nokia (Finland) ......    27,384             22,600
Oriental Land (Japan)     16,100                 --
Precision Drilling
   (Canada) ..........    51,500                 --
Union Electrica Fenosa
   (Spain) ...........    62,800                 --
Verenigde Nederlandse
   Uitgeversbedrijven
   (Netherlands) .....    23,554                 --
Vivendi (France) .....    15,756                 --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 21,700 shares received as a result of a 5-for-1 stock split.
(2) Includes 85,800 shares received as a result of a 2-for-1 stock split.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund





COUNTRY ALLOCATION
OCTOBER 31, 2000
                                               MSCI
                                               EAFE
                                   FUND       INDEX
                                 --------   --------
CONTINENTAL EUROPE ..........      48.26%    47.25%
   Austria ..................      --         0.19
   Belgium ..................      --         0.79
   Denmark ..................       4.75      0.67
   Finland ..................       1.88      2.60
   France ...................       8.73     11.03
   Germany ..................       6.54      8.31
   Ireland ..................       0.87      0.42
   Italy ....................       6.30      5.05
   Netherlands ..............       3.10      5.85
   Norway ...................       3.72      0.37
   Portugal .................      --         0.35
   Spain ....................       2.77      2.76
   Sweden ...................       1.43      2.64
   Switzerland ..............       8.17      6.22
JAPAN .......................      12.41     25.70
PACIFIC .....................       2.04      6.22
  Australia .................       0.94      3.05
  Hong Kong .................       1.10      2.13
  New Zealand ...............      --         0.11
  Singapore .................      --         0.93
UNITED KINGDOM ..............      10.13     20.83
OTHER .......................      11.49       --
  Canada ....................       7.04       --
  Israel ....................       3.44       --
  United States .............       1.01       --
OTHER ASSETS LESS LIABILITIES      15.67       --
                                  -----    ------
TOTAL .......................     100.00%  100.00%
                                  =====    ======


LARGEST INDUSTRIES
OCTOBER 31, 2000

[The data below represents a bar chart in the printed piece.]





TELECOMMUNICATIONS              $12,933,497
MEDICAL PRODUCTS AND TECHNOLOGY  $7,169,979
ELECTRONICS                      $6,997,968
INSURANCE                        $5,109,160
COMPUTER AND TECHNOLOGY RELATED  $4,800,997

REGIONAL ALLOCATION
OCTOBER 31, 2000

[The data below represents a pie chart in the printed piece.]


Continental Europe               48.26%
Pacific                           2.04%
Japan                            12.41%
United Kingdom                   10.13%
Other                            11.49%
Other Assets Less Liabilities    15.67%

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2000

SECURITY                                        VALUE
------------                              -----------------
Vodafone Group (UK) .............            $2,225,919
Vestas Wind Systems (Denmark) ...             1,809,111
Manulife Financial (Canada) .....             1,786,213
Tesco (UK) ......................             1,481,486
Telefonica (Spain) ..............             1,477,773
Sun Life Financial Services
  (Canada) ......................             1,476,530
Group Danone (France) ...........             1,436,951
Muenchener
  Rueckversicherungs-Gesellschaft
  (Germany) .....................             1,357,420
Card-Guard Scientific
  Survival (Israel) .............             1,276,647
Royal Bank of Scotland (UK) .....             1,263,720

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman International Growth Fund



                                     SHARES         VALUE
                                   --------- -------------------
COMMON STOCKS 84.33%
AUSTRALIA  0.94%
COCHLEAR
   Developer and marketer of hearing
   aids (Drugs and Health Care)       23,800          334,325
NEWS CORP.
   Provider of worldwide media
   and television services (Media)    36,624          383,098
                                               ---------------
                                                      717,423
                                               ---------------
CANADA  7.04%
BOMBARDIER (B SHARES)
   Diversified manufacturer
   (Diversified)                      66,800        1,047,371
DESCARTES  SYSTEMS GROUP*
   Provider of software
   which allows  Internet users to
   share and process information
   (Computer and Technology
   Related)                           18,700          757,794
MANULIFE FINANCIAL
   Provider of financial products
   and investment management
   services (Insurance)               68,900        1,786,213
ROYAL BANK OF CANADA
   Provider of banking services
   (Banking)                          10,000          316,203
SUN LIFE FINANCIAL SERVICES
   Provider of financial services
   (Financial Services)               71,600        1,476,530
                                               ---------------
                                                    5,384,111
                                               ---------------
DENMARK  4.75%
GN STORE NORD
   Manufacturer and retailer of
   telecommunications equipment
   (Telecommunications)               31,600          612,578
NOVO NORDISK (B SHARES)
   Producer and supplier of insulin
   and industrial enzymes
   (Drugs and Health Care)             5,700        1,208,963
VESTAS WIND SYSTEMS
   Developer and marketer of wind
   turbines and lightning protection
   products (Electronics)             33,400        1,809,111
                                               ---------------
                                                    3,630,652
                                               ---------------
FINLAND  1.88%
COMPTEL
   Provider of communications
   software (Computer and
   Technology Related)                36,750          508,333
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)      22,600          929,959
                                               ---------------
                                                    1,438,292
                                               ---------------
FRANCE  8.73%
ALCATEL
   Developer of telecommunications
   equipment and systems
   (Telecommunications)                9,000          549,129
ALTRAN TECHNOLOGIES
   Provider of consulting services
   (Telecommunications)                3,525          720,608
AVENTIS
   Manufacturer of pharmaceutical
   and agricultural products
   (Drugs and Health Care)            10,800          779,015
EUROPEAN AERONAUTIC DEFENSE*
   Manufacturer of airplanes
   and military equipment
   (Diversified)                      33,600          684,311
GROUPE DANONE
   Provider of packaged foods
   and beverages
   (Consumer Products)                10,275        1,436,951
RIBER*
   Manufacturer of machinery
   used to produce compound
   semiconductors (Manufacturing)     25,000          534,194
SOCIETE TELEVISION  FRANCAISE 1 "TF1"
   Operator of the French television
   channel "TF1"; producer of new,
   drama, documentaries, sports,
   and children's programs (Media)    10,000          545,650
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and telecommunications
   industries (Electronics)           14,346          723,745
TOTAL FINA (B SHARES)
   Worldwide operator of gas and
   oil (Resources)                     4,900          701,062
                                               ---------------
                                                    6,674,665
                                               ---------------
GERMANY  6.54%
ALLIANZ
   Provider of insurance
   products (Insurance)                2,900          985,606
DEUTSCHE TELEKOM
   Provider of telecommunications
   services (Telecommunications)      32,700        1,222,353
HUGO BOSS
   International provider of
   brand name clothing and
   accessories (Retailing)             2,200          570,344
MUENCHENER
   RUECKVERSICHERUNGS-GESELLSCHAFT
   Provider of insurance products
   (Insurance)                         4,300        1,357,420

-------------
See footnotes on page 52.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman International Growth Fund



                                     SHARES         VALUE
                                   --------- -------------------

GERMANY (CONTINUED)
SIEMENS
   Worldwide manufacturer of
   automotive electronics,
   locomotives, electrical power
   plants, and traffic control systems
   (Manufacturing)                     6,760     $   860,480
                                               ---------------
                                                    4,996,203
                                               ---------------
HONG KONG  1.10%
CHINA MOBILE (HONG KONG)*
   Provider of cellular
   telecommunications services
   (Telecommunications)              130,000          837,607
                                               ---------------
IRELAND  0.87%
BANK OF IRELAND
   Provider of banking services
   (Banking)                          88,200          666,508
                                               ---------------
ISRAEL  3.44%
CARD-GUARD  SCIENTIFIC  SURVIVAL*
   Provider  of  products  used
   in  the  remote
   monitoring, recording,
   and transferring of medical
   data (Medical
   Products and Technology)           21,200        1,276,647
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems (Computer and
   Technology Related)                 7,360        1,165,870
NICE SYSTEMS (ADRS)*
   Developer, manufacturer, and
   distributor of voice and fax
   management systems
   (Telecommunications)                4,000          186,375
                                               ---------------
                                                    2,628,892
                                               ---------------
ITALY  6.30%
ASSICURAZIONI GENERALI
   Insurance provider (Insurance)     29,800          979,921
BIPOP-CARIRE
   Provider of banking
   services (Banking)                 86,200          681,752
EDISON
   Power company (Utilities)          46,000          433,295
GRUPPO EDITORIALE L'ESPRESSO
   Newspaper publisher (Media)        56,500          618,023
MEDIASET*
   Owner of television networks
   and film library; producer of
   television programming (Media)     22,300          322,650
MEDIOLANUM
   Life insurer; provider of a wide
   range of financial services
   (Financial Services)               43,600          638,972
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications)      98,100        1,136,331
                                               ---------------
                                                    4,810,944
                                               ---------------
JAPAN  12.41%
CHUGAI PHARMACEUTICAL
   Pharmaceutical manufacturer
   (Drugs and Health Care)            45,000          763,781
DAIWA SECURITIES GROUP
   Provider of financial services,
   including securities dealing,
   brokerage, underwriting, and
   distribution (Financial Services)  52,600          582,811
FAST RETAILING
   Operator of clothing stores
   (Retailing)                         1,000          246,071
JSAT
   Provider of satellite digital
   broadcasting and satellite
   data transmission services
   (Telecommunications)                   66          535,307
KYOCERA
   Supplier of semiconductor
   packaging, capacitors, and
   cellular components (Electronics)   4,900          637,676
MACNICA
   Distributor of semiconductor
   devices and electronic components
   (Electronics)                         800           90,547
MATSUSHITA ELECTRIC INDUSTRIAL
   Provider of electronic products
   for diversified industries
   (Electronics)                      23,000          668,194
MORITEX
   Manufacturer and marketer of
   industrial fiber optic equipment
   (Computer and Technology
   Related)                           12,600          612,015
MURATA MANUFACTURING
   Manufacturer of components used
   in wireless communication
   (Electronics)                       3,000          359,071
NIPPON TELEGRAPH AND
   TELEPHONE "NTT"
   Provider of telecommunications
   services (Telecommunications)          70          637,034
NOMURA SECURITIES
   Securities firm (Financial
   Services)                          14,100          299,148
NTT DOCOMO
   Provider of telecommunications
   services (Telecommunications)          23          567,016
OSAKA GAS
   Gas distributor (Utilities)       298,000          734,656

-------------
See footnotes on page 52.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman International Growth Fund



                                     SHARES         VALUE
                                   --------- -------------------

JAPAN (CONTINUED)
PROMISE
   Provider of financial services
   (Financial Services)                3,900       $  292,728
SKY PERFECT COMMUNICATIONS*
   Provider of satellite distribution
   service for television programs
   (Telecommunications)                  149          274,472
SONY
   Developer and manufacturer
   of audio and video equipment
   (Consumer Products)                 9,300          743,216
TDK
   Provider of magnetic tapes
   and heads for disk drives
   (Electronics)                       3,000          302,433
THK
   Machine tool manufacturer
   (Manufacturing)                    13,200          326,628
TOKYO SEIMITSU
   Manufacturer of semiconductor
   manufacturing equipment and
   testers, such as wafer probing
   and dicing machines (Electronics)   2,400          169,363
TOSHIBA
   Diversified manufacturer of
   consumer and industrial
   electronics (Electronics)          90,000          643,358
                                               ---------------
                                                    9,485,525
                                               ---------------
NETHERLANDS  3.10%
CMG
   Information technology
   consulting (Computer and
   Technology Related)                34,100          563,052
JOMED*
   Manufacturer of medical
   therapy products (Medical
   Products and Technology)           14,100          862,817
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer and
   industrial electronics
   (Electronics)                      23,920          940,024
                                               ---------------
                                                    2,365,893
                                               ---------------
NORWAY  3.72%
ELTEK
   Provider of fire detection and
   emergency lighting products
   (Electronics)                      17,400          654,446
PROSAFE*
   Owner and operator of movable accommodation platforms (flotels), ___ oil platforms, drilling rigs, ships, and related products (Industrial
   Goods and Services)                52,900          843,755
TANDBERG*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Telecommunications)       24,600          652,182
TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage
   containers and crates
   (Business Goods and Services)      17,300          695,431
                                               ---------------
                                                    2,845,814
                                               ---------------
SPAIN  2.77%
BANCO SANTANDER CENTRAL HISPANO
   Provider of banking services
   (Banking)                          62,800          608,595
GRUPO AUXILIAR METALURGICO "GAMESA"*
   Manufacturer of
   aircraft parts (Resources)          1,500           27,660
TELEFONICA
   Provider of telecommunications
   services (Telecommunications)      77,500        1,477,773
                                               ---------------
                                                    2,114,028
                                               ---------------
SWEDEN  1.43%
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecommu-
   nications equipment
   (Telecommunications)               27,712          368,854
Q-MED*
   Developer of medical implants
   and devices for aesthetic and
   medical applications (Medical
   Products and Technology)           41,200          721,556
                                               ---------------
                                                    1,090,410
                                               ---------------
SWITZERLAND  8.17%
DISETRONIC HOLDING
   Manufacturer of medical
   devices, such as cardio-
   measuring systems (Medical
   Products and Technology)              660          573,131
GRETAG IMAGING GROUP
   Worldwide manufacturer of
   image processing equipment
   and systems (Medical Products
   and Technology)                     4,450          799,594
LOGITECH INTERNATIONAL Manufacturer of personal computer input devices, such as mice, trackballs, and PC video cameras (Computer
   Goods and Services)                 1,710          523,198
NOVARTIS
   Manufacturer of
   pharmaceuticals (Medical
   Products and Technology)              500          758,511

------------
See footnotes on page 52.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
Seligman International Growth Fund



                                     SHARES         VALUE
                                   --------- -------------------

SWITZERLAND (CONTINUED)
PHONAK HOLDING
   International provider of wireless
   hearing aids and miniaturized
   voice communications systems
   (Medical Products and
   Technology)                           380      $ 1,088,674
SIG SCHWEIZERISCHE
   INDUSTRIE-GESELLSCHAFT HOLDING
   Industrial conglomerate
   (Industrial Goods and Services)       300          176,902
STRAUMANN HOLDINGS
   Developer of products for the
   medical industry (Medical Products
   and Technology)                       335          724,007
THE SWATCH GROUP
   Manufacturer of watches, watch components, and microelectronics such as miniature batteries, LCD displays, pagers, and cellular
   telephones (Retailing)                370          489,875
SWISSLOG HOLDING
   Producer and installer of
   automation systems
   (Industrial Goods and Services)     1,360          748,999
TECAN
   Provider of components for the automation of laboratory products, such as robotic sample processors and detection devices (Medical
   Products and Technology)              340          365,042
                                               ---------------
                                                    6,247,933
                                               ---------------
UNITED KINGDOM  10.13%
CENTRICA
   Distributor of gas and energy
   products and services
   (Electric and Gas Utilities)      117,800          405,085
DIAGEO
   Operator in the food, alcoholic
   beverages, fast food restaurant,
   and property management
   industries (Retailing)             77,700          733,365
GLAXO WELLCOME
   Pharmaceutical researcher
   and manufacturer
   (Drugs and Health Care)            23,002          662,155
HIT ENTERTAINMENT
   Worldwide provider of
   animation and natural history
   television programming (Media)     16,877          113,868
LOGICA
   Supplier of computer services
   (Computer and
   Technology Related)                14,200          420,105
MISYS
   Provider of computer services,
   and software and
   hardware solutions
   (Computer Goods and
   Services)                          35,600          370,874
ROYAL BANK OF SCOTLAND
   Provider of banking
   services (Banking)                 56,300        1,263,720
ROYAL BANK OF SCOTLAND
   (ADDITIONAL VALUE SHARES)*
   (Banking)                          56,300           66,576
TESCO
   Supermarket chain (Retailing)     388,600        1,481,486
VODAFONE GROUP
   Cellular services operator
   (Telecommunications)              535,000        2,225,919
                                               ---------------
                                                    7,743,153
                                               ---------------
UNITED STATES  1.01%
INFOCUS*
   Manufacturer of portable
   projection systems
   (Computer and Technology
   Related)                           17,500          773,828
                                               ---------------
TOTAL INVESTMENTS  84.33%
  (Cost $62,584,873)                                64,451,881
OTHER ASSETS
     LESS LIABILITIES  15.67%                       11,979,009
                                               ---------------
NET ASSETS  100.00%                                $76,430,890
                                              ================
-----------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                                                 GLOBAL
                                                    EMERGING         GLOBAL      SMALLER     GLOBAL
                                                     MARKETS         GROWTH     COMPANIES   TECHNOLOGY     INTERNATIONAL
                                                      FUND            FUND        FUND         FUND          GROWTH FUND
                                                   ----------     ----------   ------------ -----------    -------------
ASSETS:
Investments, at value (see portfolios of investments):
   Common stocks .................................$44,143,402  $280,405,814  $431,602,125  $1,546,037,077    $64,451,881
   Bonds .........................................        --            --        166,400             --              --
                                                  -----------  ------------  -----------   --------------     -----------
Total investments ................................ 44,143,402   280,405,814   431,768,525   1,546,037,077     64,451,881
Cash .............................................  5,333,600    12,387,801    51,654,538     231,299,352      6,313,482
Receivable for securities sold ...................    627,915     4,206,429     5,926,362      32,678,722      3,146,376
Receivable for Capital Stock sold ................    146,710     1,334,160     7,645,326       4,415,367      4,421,370
Expenses prepaid to shareholder service agent ....     30,190        46,363        94,523         304,775         27,674
Receivable for dividends and interest ............     24,956       163,180     1,514,939         439,356        105,622
Unrealized appreciation on forward
  currency contracts .............................         --            --            --           5,231             --
Other ............................................         --        11,007            --           2,010          4,714
                                                  -----------  ------------  -----------   --------------     ----------
TOTAL ASSETS ..................................... 50,306,773   298,554,754   498,604,213   1,815,181,890     78,471,119
                                                  -----------  ------------  -----------   --------------    -----------
LIABILITIES:
Payable for securities purchased .................  2,996,268     1,707,079     1,375,401      26,472,946      1,350,059
Payable for Capital Stock repurchased ............    161,238       534,788     1,479,698       6,194,002        464,663
Unrealized depreciation on forward
  currency contracts .............................        699         9,384            --           8,228          5,607
Accrued expenses and other .......................    177,418       603,097     1,027,941       3,210,153        219,900
                                                  -----------  ------------  -----------    -------------    -----------
TOTAL LIABILITIES ................................  3,335,623     2,854,348     3,883,040      35,885,329      2,040,229
                                                  -----------  ------------  -----------   --------------    -----------
NET ASSETS .......................................$46,971,150  $295,700,406  $494,721,173  $1,779,296,561    $76,430,890
                                                  ===========  ============  ============  ==============    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A .......................................$     4,893  $     10,569   $    12,396   $      40,366   $      2,808
   Class B .......................................      2,068         3,764         8,579          10,867            809
   Class C .......................................        166           874           144           4,134            347
   Class D .......................................      1,417         7,198         8,368          15,999          1,441
Additional paid-in capital ....................... 67,497,782   201,338,113   380,999,178   1,285,781,541     82,008,984
Accumulated net investment loss ..................   (557,343)       (5,398)     (203,935)        (13,184)       (92,882)
Undistributed/accumulated net realized gain
  (loss) on investments .......................... (9,747,172)   53,819,300    41,115,828     332,930,332     (7,326,957)
Net unrealized appreciation (depreciation) of
  investments .................................... (8,780,456)   45,734,268    92,324,795     178,479,540      4,428,340
Net unrealized depreciation on translation of
  assets and liabilities denominated in foreign
  currencies and forward currency contracts ...... (1,450,205)   (5,208,282)  (19,544,180)    (17,953,034)    (2,592,000)
                                                  -----------  ------------  ------------  --------------   ------------
NET ASSETS .......................................$46,971,150  $295,700,406  $494,721,173  $1,779,296,561    $76,430,890
                                                  ===========  ============  ============  ==============   ============
NET ASSETS:
   Class A .......................................$27,272,834  $142,492,150  $215,454,886  $1,033,317,805    $40,970,688
   Class B .......................................$11,155,857  $ 48,709,187  $140,105,679    $261,717,218    $11,045,008
   Class C .......................................$   897,651  $ 11,315,120  $  2,354,928     $99,451,769    $ 4,744,645
   Class D .......................................$ 7,644,808  $ 93,183,949  $136,805,680    $384,809,769    $19,670,549
SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A .......................................  4,893,011    10,569,195    12,395,947      40,366,374      2,808,448
   Class B .......................................  2,067,806     3,763,661     8,578,454      10,866,840        808,623
   Class C .......................................    166,280       873,633       144,062       4,134,108        347,590
   Class D .......................................  1,416,598     7,198,047     8,368,140      15,998,720      1,440,577
NET ASSET VALUE PER SHARE:
   CLASS A .......................................      $5.57        $13.48        $17.38          $25.60         $14.59
   CLASS B .......................................      $5.40        $12.94        $16.33          $24.08         $13.66
   CLASS C .......................................      $5.40        $12.95        $16.35          $24.06         $13.65
   CLASS D .......................................      $5.40        $12.95        $16.35          $24.05         $13.65

------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000


                                                                                       GLOBAL
                                                        EMERGING        GLOBAL         SMALLER           GLOBAL
                                                         MARKETS        GROWTH        COMPANIES        TECHNOLOGY     INTERNATIONAL
                                                          FUND           FUND            FUND            FUND          GROWTH FUND
                                                      ------------    -----------      ----------     -------------  -------------
INVESTMENT INCOME:
Dividends .........................................   $    804,599    $  1,563,142    $  3,722,139    $   3,227,913    $   621,757
Interest ..........................................         87,553       1,136,309       1,034,151        4,328,511        173,916
                                                      -----------     ------------     -----------     ------------     ------------
TOTAL INVESTMENT INCOME* ..........................        892,152       2,699,451       4,756,290        7,556,424        795,673
                                                      ------------    ------------     -----------     ------------     ------------
EXPENSES:
Management fees ...................................        838,479       2,889,667       5,613,207       20,082,299        882,677
Distribution and service fees .....................        397,982       1,852,383       3,929,204       11,074,547        569,597
Shareholder account services ......................        339,524         673,115       1,511,859        4,203,260        329,006
Custody and related services ......................        114,952         184,410         325,770        1,032,642        109,266
Registration ......................................         76,656          91,170         115,128          209,625         65,117
Shareholder reports and communications ............         76,145         150,980         158,229          555,716         80,287
Auditing and legal fees ...........................         40,347          73,746          85,291          221,650         38,167
Directors' fees and expenses ......................          5,550           8,813          12,918           25,473          5,667
Miscellaneous .....................................          5,846           8,447          22,673           53,152          5,956
                                                      -----------     ------------     -----------     ------------     -----------
TOTAL EXPENSES ....................................      1,895,481       5,932,731      11,774,279       37,458,364      2,085,740
                                                      -----------     ------------     -----------     ------------     ------------
NET INVESTMENT LOSS ...............................     (1,003,329)     (3,233,280)     (7,017,989)     (29,901,940)    (1,290,067)
                                                      ------------    ------------     ------------    ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments ...........      9,918,571      75,113,077      76,069,133      457,660,856       (548,537)
Net realized gain (loss) from foreign
 currency transactions ............................     (1,405,715)    (10,072,804)     (1,605,130)     (26,926,491)    (7,529,794)
Net change in unrealized appreciation
     of investments ...............................    (14,947,082)    (24,336,382)     18,112,703     (218,481,287)   (10,527,222
Net change in unrealized appreciation/
     depreciation
     on translation of assets and liabilities
     denominated in foreign currencies and
     forward currency contracts ...................       (841,771)     (3,910,386)    (22,804,456)     (21,397,373)     (2,737,377)
                                                      ------------    ------------    ------------    ------------     -------------
NET GAIN (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS ................     (7,275,997)     36,793,505      69,772,250      190,855,705     (21,342,930)
                                                      ------------    ------------     -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS ..............................   $ (8,279,326)   $ 33,560,225    $ 62,754,261      160,953,765    $(22,632,997)
                                                      ============    ============     ===========     ============     ============
----------------------
*Net of foreign taxes withheld as follows: ........   $    101,566    $    156,448    $    377,783    $     322,774    $     76,592
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS




                                                  EMERGING MARKETS                   GLOBAL                   GLOBAL SMALLER
                                                        FUND                       GROWTH FUND                COMPANIES FUND
                                             --------------------------    ---------------------------  --------------------------
                                               YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,       YEAR ENDED OCTOBER 31,
                                             --------------------------    ---------------------------  --------------------------
                                                 2000          1999            2000            1999          2000           1999
                                             ------------  ------------    ------------   ------------  ------------    -----------
OPERATIONS:
Net investment loss ......................... $(1,003,329)    $(848,431)   $(3,233,280)   $(1,901,294)   $(7,017,989)   $(7,683,772)
Net realized gain on investments ............   9,918,571     8,094,123     75,113,077     42,155,161     76,069,133      42,577,954
Net realized gain (loss) from foreign
  currency transactions .....................  (1,405,715)   (3,968,087)   (10,072,804)    (2,467,696)    (1,605,130)   (15,617,782)
Net change in unrealized
 appreciation/depreciation
  of investments ............................ (14,947,082)    9,162,114    (24,336,382)    23,143,981     18,112,703     43,508,903
Net change in unrealized
  appreciation/depreciation
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts ................    (841,771)    1,284,438     (3,910,386)    (1,226,719)   (22,804,456)     5,724,746
                                              ------------ -------------   ------------   -----------   -----------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS ......  (8,279,326)   13,724,157     33,560,225     59,703,433     62,754,261     68,510,049
                                              ------------ -------------   ------------    -----------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ...................................          --            --    (10,804,412)            --            --              --
  Class B ...................................          --            --     (3,358,989)            --            --              --
  Class C ...................................          --            --       (132,596)            --            --              --
  Class D ...................................          --            --     (7,271,531)            --            --              --
                                             ------------  -------------   ------------   -----------   -----------   -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...         --             --     21,567,528)            --            --              --
                                             ------------  -------------   ------------   -----------   -----------   -------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ...........  25,771,051    14,540,876     69,553,500     18,258,862     71,769,340     78,982,673
Exchanged from associated Funds .............  69,865,763   106,364,081    304,971,452    185,791,571    462,524,882    308,577,971
Value of shares issued in payment of
     gain distributions .....................          --            --     16,402,160             --           --               --
                                              -----------  ------------    ------------  -------------   -----------  -------------
Total .......................................  95,636,814   120,904,957    390,927,112    204,050,433    534,294,222    387,560,644
                                              -----------  -------------   ------------  -------------    ----------- -------------
Cost of shares repurchased .................. (25,768,760)  (20,001,347)   (48,563,245)    42,069,326)  (157,322,395)  (392,209,872)
Exchanged into associated Funds ............. (74,730,191) (108,507,419)  (293,607,861)  (171,053,209)  (476,661,371)  (402,582,219)
                                              -----------  -------------   ------------  ------------   ------------  -------------
Total .......................................(100,498,951) (128,508,766)  (342,171,106)  (213,122,535)  (633,983,766)  (794,792,091)
                                              -----------  -------------   ------------  ------------   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .............. (4,862,137)   (7,603,809)   48,756,006      (9,072,102)   (99,689,544)  (407,231,447)
                                              -----------  -------------   ------------  ------------   -----------   -------------
INCREASE (DECREASE) IN NET ASSETS ............(13,141,463)    6,120,348    60,748,703      50,631,331    (36,935,283)  (338,721,398)

NET ASSETS:

Beginning of year ............................ 60,112,613    53,992,265   234,951,703     184,320,372    531,656,456    870,377,854
                                             ------------  -------------  ------------   ------------ -  -----------  -------------
END OF YEAR .................................$ 46,971,150  $ 60,112,613  $295,700,406    $234,951,703   $494,721,173  $ 531,656,456
                                             ============  =============  ============   ============   ============  =============


--------------
See Notes to Financial Statements


                                       55


STATEMENTS OF CHANGES IN NET ASSETS



                                                               GLOBAL TECHNOLOGY                    INTERNATIONAL
                                                                     FUND                            GROWTH FUND
                                                       ---------------------------------     -----------------------------
                                                             YEAR ENDED OCTOBER 31,              YEAR ENDED OCTOBER 31,
                                                        --------------------------------     -----------------------------
                                                            2000               1999              2000             1999
                                                       --------------    ---------------     -------------    ------------
OPERATIONS:
Net investment loss .............................      $ (29,901,940)   $ (12,616,319)      $ (1,290,067)   $  (420,548)
Net realized gain (loss) on investments .........        457,660,856      269,638,673           (548,537)    18,750,675
Net realized loss from foreign
     currency transactions ......................        (26,926,491)      (7,781,701)        (7,529,794)    (1,640,773)
Net change in unrealized appreciation/depreciation
     of investments .............................       (218,481,287)     334,825,238        (10,527,222)     3,395,811
Net change in unrealized appreciation/depreciation
    on translation of assets and liabilities
    denominated in foreign currencies
    and forward currency contracts................       (21,397,373)       6,046,102         (2,737,377)    (1,966,628)
                                                       -------------    -------------        -----------     ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS......................................       160,953,765      590,111,993        (22,632,997)    18,118,537
                                                       -------------    -------------        -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ........................................       (83,189,913)      (5,913,696)        (3,602,486)            --
  Class B ........................................       (13,553,097)        (770,289)          (977,132)            --
  Class C ........................................        (1,048,141)             --            (155,145)            --
  Class D ........................................       (33,337,216)      (2,409,219)        (2,948,859)            --
                                                       -------------    -------------        -----------    -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ........      (131,128,367)      (9,093,204)        (7,683,622)            --
                                                       -------------    -------------        -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ................       562,270,294       88,529,376         46,698,420     26,062,825
Exchanged from associated Funds ..................       616,613,278      819,082,576        295,416,007    158,151,659
Value of shares issued in payment of
     gain distributions ..........................       120,715,457        8,515,941          6,785,888             --
                                                       -------------    -------------        -----------    -----------
Total ............................................     1,299,599,029      916,127,893        348,900,315    184,214,484
                                                       -------------    -------------        -----------    -----------
Cost of shares repurchased .......................      (235,600,253)    (197,005,648)       (39,805,293)   (46,029,706)
Exchanged into associated Funds ..................      (535,369,381)    (797,857,732)      (295,633,384)  (154,458,776)
                                                       -------------    -------------        -----------    -----------
Total ............................................      (770,969,634)    (994,863,380)      (335,438,677)  (200,488,482)
                                                       -------------    -------------        -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ..................       528,629,395      (78,735,487)        13,461,638    (16,273,998)
                                                       -------------    -------------        -----------    -----------
INCREASE (DECREASE) IN NET ASSETS ................       558,454,793      502,283,302        (16,854,981)     1,844,539

NET ASSETS:
Beginning of year ................................     1,220,841,768      718,558,466         93,285,871     91,441,332
                                                       -------------    -------------        -----------   ------------
END OF YEAR ......................................    $1,779,296,561   $1,220,841,768       $ 76,430,890    $93,285,871
                                                      ==============   ==============       ============   ============


--------------
See Notes to Financial Statements.


Notes to Financial Statements


1. MULTIPLE CLASSES OF SHARES -- Seligman Global Fund Series, Inc. (the "Series") consists of five separate Funds: Seligman Emerging Markets Fund (the "Emerging Markets Fund"), Seligman Global Growth Fund (the "Global Growth Fund"), Seligman Global Smaller Companies Fund (the "Global Smaller Companies Fund"), Seligman Global Technology Fund (the "Global Technology Fund"), and Seligman International Growth Fund (the "International Growth Fund"). Each Fund of the Series offers four classes of shares.

   Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Series began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. ___ FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

   The Series' net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

   Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

   The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FORWARD CURRENCY CONTRACTS -- The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates

NOTES TO FINANCIAL STATEMENTS


on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. ___ TAXES -- There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2000, distribution and service fees were the only class-specific expenses.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

   For the year ended October 31, 2000, the Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund redeemed 24,229,364, 34,311,071 and 26,050,504, respectively, of its shares from shareholders aggregating $342,171,106, $633,983,766 and $770,969,634, respectively, of which approximately $11,800,000, $27,900,000 and $60,400,000, respectively, represent capital gain distributions. This information is provided for federal income tax purposes only.

   On November 16, 2000, the Global Growth Fund, Global Smaller Companies Fund, and Global Technology Fund declared distributions per share of $2.462, $1.446, and $4.523, respectively, from net realized long-term gains and Global Technology Fund declared a distribution per share of $0.266 from net realized short-term gains from investment transactions. The distributions were paid on November 22, 2000, to shareholders of record on November 16, 2000.

3. ___ PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000, were as follows:

       FUND                     PURCHASES           SALES
------------------            -------------    -------------

Emerging Markets Fund        $  117,922,179  $  124,819,098
Global Growth Fund              316,029,736     296,301,025
Global Smaller
   Companies Fund               455,154,929     602,358,686
Global Technology Fund        2,866,582,414   2,695,321,823
International Growth Fund       216,663,519     216,140,503

   At October 31, 2000, each Fund's cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency trans-lations, were as follows:

                                  TOTAL             TOTAL
                               UNREALIZED        UNREALIZED
       FUND                   APPRECIATION      DEPRECIATION
------------------           --------------    -------------

Emerging Markets Fund          $  2,521,499    $ 12,721,727
Global Growth Fund               50,790,610      10,231,173
Global Smaller
   Companies Fund               115,568,286      42,530,410
Global Technology Fund          315,518,519     154,917,705
International Growth Fund         6,366,429       4,499,421

NOTES TO FINANCIAL STATEMENTS

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund's average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund's average daily net assets, 1.15% of the next $1 billion of the Fund's average daily net assets, and 1.05% of the Fund's average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund's average daily net assets, 0.95% of the next $2 billion of the Fund's average daily net assets, and 0.90% of the Fund's average daily net assets in excess of $4 billion. The annual management fee rate with respect to each other Fund is equal to 1.00% of the first $1 billion of the Fund's average daily net assets, 0.95% of the next $1 billion of the Fund's average daily net assets, and 0.90% of the Fund's daily net assets in excess of $2 billion. The management fees reflected in the Statements of Operations represent 1.25% per annum of the average daily net assets of the Emerging Markets Fund, and 1.00% per annum of the average daily net assets of each of the other Funds of the Series.

     Effective July 1, 1998, Henderson Investment Management Limited (the "Subadviser"), became subadviser to theSeries, responsible for furnishing investment advice, research, and assistance with respect to the Series' international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each Fund at a rate equal to a percentage of the average monthly assets under the Subadviser's supervision. The subadvisory fee rate percentage is 0.90% per annum through June 30, 1999, 0.70% per annum from July 1, 1999, through June 30, 2000, and 0.50% per annum thereafter. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.


     On January 21, 2000, pursuant to authorization from the Series' Board of Directors, the Manager gave notice to the Subadviser of its termination, effective as of close of business on March 31, 2000, of the subadvisory agreement between the Manager and the Subadviser in respect of each Fund, except the Global Smaller Companies Fund. During the notice period, the Subadviser continued to provide the Series with investment advice, research and assistance with respect to its international investments, subject to the Manager's overall supervision. Following the close of business on March 31, 2000, the Manager assumed full responsibility for the Series' investments. However, the Subadviser continues to act as subadviser with respect to Global Smaller Companies Fund's international investments.

     Compensation of all officers of the Series, all directors of the Series who are employees or consultants of the Manager, and all personnel of the Series and the Manager is paid by the Manager or by Henderson plc.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Fund's shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                               DISTRIBUTOR       DEALER
       FUND                    CONCESSIONS     COMMISSIONS
 ----------------         ------------------  -------------
Emerging Markets Fund           $  4,800        $  49,336
Global Growth Fund                29,114          328,013
Global Smaller
   Companies Fund                 24,061          201,772
Global Technology Fund           581,079        5,760,773
International Growth Fund         17,374          163,319

     Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the year ended October 31, 2000, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $91,401, $350,833, $561,161, $3,049,015, and $96,148, respectively, or 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively, per annum of the average daily net assets of each Fund's Class A shares.

     Under the Plan, with respect to Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distrib-

NOTES TO FINANCIAL STATEMENTS

utor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended October 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

       FUND                  CLASS B      CLASS C     CLASS D
-----------------------   ------------ ------------------------

Emerging Markets Fund       $  169,733  $   8,082   $  128,766
Global Growth Fund             472,785     72,874      955,891
Global Smaller
   Companies Fund            1,666,534     16,947    1,684,562
Global Technology Fund       2,651,431    780,181    4,593,920
International
   Growth Fund                 145,216     27,621      300,612

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class Cshares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 2000, such charges were as follows:

       FUND                               AMOUNT
-----------------------                -------------
Emerging Markets Fund                    $  4,048
Global Growth Fund                         15,848
Global Smaller Companies Fund              33,146
Global Technology Fund                    139,508
International Growth Fund                   8,042

     The Distributor has sold to the Purchaser its rights to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the year ended October 31, 2000, were as follows:

       FUND                              AMOUNT
---------------------------           -------------
Emerging Markets Fund                   $  4,391
Global Growth Fund                        14,117
Global Smaller Companies Fund              8,167
Global Technology Fund                   200,635
International Growth Fund                 13,041

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2000, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                   DISTRIBUTION
       FUND                       COMMISSIONS    AND SERVICE FEES
------------------           ----------------  ---------------------
Emerging Markets Fund              $  1,392        $  7,871
Global Growth Fund                   40,940          14,406
Global Smaller
   Companies Fund                     4,425          31,704
Global Technology Fund               77,762         204,388
International Growth Fund               764          17,713

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

        FUND                             AMOUNT
------------------------------       -------------

Emerging Markets Fund                  $  339,524
Global Growth Fund                        673,115
Global Smaller Companies Fund           1,511,859
Global Technology Fund                  4,203,260
International Growth Fund                 329,006

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at October 31, 2000, are included in other liabilities, as follows:

       FUND                               AMOUNT
-----------------------                 -----------

Emerging Markets Fund                     $ 3,272
Global Growth Fund                          5,398
Global Smaller Companies Fund              15,995
Global Technology Fund                     13,184
International Growth Fund                  15,167

5. COMMITTED LINE OF CREDIT-- The Series is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund

NOTES TO FINANCIAL STATEMENTS

incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2000, the Series did not borrow from the credit facility.



6. CAPITAL LOSS CARRYFORWARD -- At October 31, 2000, the Emerging Markets Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $10,352,075 and $7,630,524, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2006 and 2008, respectively. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK SHARE TRANSACTIONS -- The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2000, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share. Transactions in shares of Capital Stock were as follows:






                                                                            CLASS A
                                                 ---------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------
                                                            2000                              1999
                                                 ----------------------------  ---------------------------------
                                                    SHARES         AMOUNT           SHARES            AMOUNT
                                                 ------------   -------------   --------------   ---------------
EMERGING MARKETS FUND
Sales of shares ..............................       2,659,330   $  21,562,192        1,788,524    $  11,315,812
Exchanged from associated Funds ..............       8,004,773      63,250,614       15,826,581       98,080,245
                                                 -------------   -------------     ------------    -------------
Total ........................................      10,664,103      84,812,806       17,615,105      109,396,057
                                                 -------------   -------------     ------------    -------------
Shares repurchased ...........................      (2,269,023)    (18,260,584)       1,793,682)     (10,963,262)
Exchanged into associated Funds ..............      (8,109,965)    (65,315,989)     (15,902,253)     (98,730,263)
                                                 -------------   -------------     ------------    -------------
Total ........................................     (10,378,988)    (83,576,573)     (17,695,935)    (109,693,525)
                                                 -------------   -------------     ------------    -------------
Increase (decrease) ..........................         285,115   $   1,236,233          (80,830)   $    (297,468)
                                                 =============   =============     ============    =============
GLOBAL GROWTH FUND
Sales of shares ..............................       2,399,675   $  33,899,238          682,316    $   7,944,287
Exchanged from associated Funds ..............      19,665,377     276,301,941       12,811,882      153,308,328
Shares issued in payment of gain distributions         526,209       6,730,215               --
                                                  ------------   -------------     ------------    -------------
Total ........................................      22,591,261     316,931,394       13,494,198      161,252,615
                                                  ------------   -------------     ------------    -------------
Shares repurchased ...........................      (2,191,091)    (31,360,615)      (1,875,950)     (21,521,211)
Exchanged into associated Funds ..............     (19,233,829)   (272,474,877)     (12,392,854)    (148,413,073)
                                                  ------------  --------------     ------------    -------------
Total ........................................     (21,424,920)   (303,835,492)     (14,268,804)    (169,934,284)
                                                  ------------  --------------     ------------    -------------
Increase (decrease) ..........................       1,166,341   $  13,095,902         (774,606)   $  (8,681,669)
                                                  ============  ==============     ============    =============
GLOBAL SMALLER COMPANIES FUND
Sales of shares ..............................       2,961,334   $  56,441,151        4,097,558    $  60,446,431
Exchanged from associated Funds ..............      23,307,271     432,096,714       17,736,257      263,967,167
                                                 -------------  --------------     ------------    -------------
Total ........................................      26,268,605     488,537,865       21,833,815      324,413,598
                                                 -------------  --------------     ------------    -------------
Shares repurchased ...........................      (4,457,741)    (83,267,326)      15,435,423)    (225,980,538)
Exchanged into associated Funds ..............     (22,996,008)   (430,664,835)      19,389,717     (288,930,398)
                                                 -------------  --------------     ------------    --------------
Total ........................................     (27,453,749)   (513,932,161)     (34,825,140)    (514,910,936)
                                                 -------------  --------------     ------------    -------------
Increase (decrease) ..........................      (1,185,144)  $ (25,394,296)     (12,991,325)   $(190,497,338)
                                                 =============   =============     ============    =============
GLOBAL TECHNOLOGY FUND
Sales of shares ..............................       7,426,948   $ 232,326,073        3,184,382    $  56,762,392
Exchanged from associated Funds ..............      16,162,513     482,184,805       37,258,549      675,984,238
Shares issued in payment of gain distributions       3,033,964      76,668,365          415,346        5,536,574
                                                 -------------  --------------     ------------    -------------
Total ........................................      26,623,425     791,179,243       40,858,277      738,283,204
                                                 -------------  --------------     ------------    -------------
Shares repurchased ...........................      (5,171,829)   (158,519,088)      (8,111,852)    (135,139,485)
Exchanged into associated Funds ..............     (15,127,391)   (450,578,167)     (36,851,427)    (668,550,354)
                                                 -------------  --------------     ------------    -------------
Total ........................................     (20,299,220)   (609,097,255)     (44,963,279)    (803,689,839)
                                                 -------------  --------------     ------------    -------------
Increase (decrease) ..........................       6,324,205   $ 182,081,988       (4,105,002)   $ (65,406,635)
                                                 =============  ==============     ============     ============
INTERNATIONAL GROWTH FUND
Sales of shares ..............................       1,640,349   $  31,112,678        1,095,319    $  21,487,420
Exchanged from associated Funds ..............      11,208,958     199,612,549        5,901,838      116,917,047
Shares issued in payment of gain distributions         150,378       3,130,868               --               --
                                                 -------------  --------------     ------------    -------------
Total ........................................      12,999,685     233,856,095        6,997,157      138,404,467
                                                 -------------  --------------     ------------    -------------
Shares repurchased ...........................      (1,504,183)    (27,477,605)      (1,742,828)     (34,371,872)
Exchanged into associated Funds ..............     (10,771,692)   (197,371,664)      (5,654,851)    (112,527,431)
                                                 -------------  --------------     ------------    -------------
Total ........................................     (12,275,875)   (224,849,269)      (7,397,679)    (146,899,303)
                                                 -------------  --------------     ------------    -------------
Increase (decrease) ..........................         723,810   $   9,006,826         (400,522)   $  (8,494,836)
                                                 =============  ==============     ============    =============

* Commencement of offering of shares.

                                       62



                           CLASS B
---------------------------------------------------------------
                    YEAR ENDED OCTOBER 31,
---------------------------------------------------------------
           2000                              1999
----------------------------   --------------------------------
   SHARES         AMOUNT           SHARES            AMOUNT
------------   -------------   --------------   ---------------
   255,325       $ 1,984,485         291,985       $1,783,007
   110,369           876,462         287,417        1,788,707
------------   --------------  --------------   --------------
   365,694         2,860,947         579,402        3,571,714
------------   --------------  --------------   --------------
  (506,436)       (3,849,221)       (679,988)     (3,959,970)
  (266,015)       (1,978,026)       (575,603)     (3,297,865)
------------   --------------  --------------   --------------
  (772,451)       (5,827,247)     (1,255,591)     (7,257,835)
------------   --------------  --------------   -------------
  (406,757)    $  (2,966,300)       (676,189)   $ (3,686,121)
============   ==============  ==============   ==============
   745,039     $  10,238,803         430,329    $  4,851,143
   701,560         9,576,898         714,028       8,054,113
        --           237,908       2,940,545              --
------------   --------------  --------------   -------------
 1,684,507        22,756,246       1,144,357      12,905,256
------------   --------------  --------------   -------------
 (440,773)        (6,034,883)       (402,972)     (4,522,407)
  (314,487)       (4,267,358)       (240,605)     (2,680,259)
------------   --------------  --------------   -------------
  (755,260)      (10,302,241)       (643,577)     (7,202,666)
------------   --------------  --------------   -------------
   929,247     $  12,454,005         500,780    $   5,702,590
============   ==============  ==============   ==============

   315,726     $   5,656,659         591,284       $8,320,638
   151,441         2,704,597         164,183        2,327,792
------------   --------------  --------------   -------------
   467,167         8,361,256         755,467       10,648,430
------------   --------------  --------------   -------------
(1,487,796)      (26,099,290)     (3,859,797)     (54,184,728)
  (828,344)      (14,310,352)     (2,999,217)     (41,987,319)
------------   --------------  --------------   -------------
(2,316,140)      (40,409,642)     (6,859,014)      96,172,047
------------   --------------  --------------   -------------
(1,848,973)    $ (32,048,386)     (6,103,547)    $(85,523,617)
============   ==============  ==============   ==============

 4,668,436     $ 138,789,485         707,359    $  12,567,982
 1,840,070        54,085,392         951,950       17,651,426
   522,586        12,515,914         55,812           713,832
------------   --------------  --------------   --------------
 7,031,092       205,390,791       1,715,121       30,933,240
------------   --------------  --------------   -------------
  (797,110)      (22,673,547)       (655,573)     (10,578,118)
  (680,310)      (19,610,999)       (635,591)     (11,450,742)
------------   --------------  --------------   --------------
(1,477,420)      (42,284,546)     (1,291,164)     (22,028,860)
------------   --------------  --------------   --------------
 5,553,672      $163,106,245         423,957       $8,904,380
============   ==============  ==============   ==============

   459,766       $ 9,054,682          56,286    $   1,060,206
 1,842,357        30,862,666         149,372        2,879,236
    44,198         866,727                --               --
------------   --------------  --------------   --------------
 2,346,321        40,784,075         205,658        3,939,442
------------   --------------  --------------   --------------
  (154,331)       (2,608,705)        (77,779)      (1,458,196)
(1,945,862)      (32,523,063)       (146,265)      (2,815,381)
------------   --------------  --------------   --------------
(2,100,193)      (35,131,768)       (224,044)      (4,273,577)
------------   --------------  --------------   --------------
   246,128    $    5,652,307         (18,386)   $    (334,135)
==========     =============   =============    =============




                           CLASS C
-------------------------------------------------------------
        YEAR ENDED                       5/27/99* TO
        10/31/00                          10/31/99
   SHARES         AMOUNT           SHARES          AMOUNT
------------   -------------   -------------- ---------------

   176,908     $  1,331,470        48,936     $    329,559
   205,288        1,743,723           622            4,099
----------     ------------   -----------      ------------
   382,196        3,075,193        49,558          333,658
----------     ------------   -----------      ------------
   (10,863)         (76,855)         (741)          (4,763)
  (252,089)      (2,097,858)       (1,781)         (12,003)
----------     ------------   -----------      ------------
  (262,952)      (2,174,713)       (2,522)         (16,766)
----------     ------------   -----------      ------------
   119,244     $    900,480        47,036     $    316,892
==========     ============   ===========      ============

   881,027     $ 12,128,286        86,106     $  1,044,976
   146,336        1,972,280         7,690           93,772
    10,350          127,926            --               --
 ----------     ------------  ------------      -----------
 1,037,713       14,228,492        93,796        1,138,748
----------     ------------   -----------      ------------
   (45,099)        (631,657)       (2,027)         (25,162)
  (202,839)      (2,833,581)       (7,911)         (95,887)
----------     ------------   -----------      ------------
  (247,938)      (3,465,238)       (9,938)        (121,049)
----------     ------------   -----------      ------------
   789,775     $ 10,763,254        83,858      $ 1,017,699
=========     ============    ============     ============

   132,825     $  2,458,888        23,769         $351,320
   179,587        3,405,681           585            8,677
----------     ------------   -----------      ------------
   312,412        5,864,569        24,354      $   359,984
==========     =============  ===========      =============
    (9,511)        (167,067)          --                --
  (183,193)      (3,496,425)          --               (13)
----------     ------------   -----------      ------------
  (192,704)      (3,663,492)          --               (13)
----------     ------------   -----------      ------------

   119,708     $  2,201,077        24,354     $    359,984
==========     ============   ===========      ============
 4,189,881     $125,648,730       265,564     $  5,290,956
   734,170       19,878,311        75,526        1,571,820
    38,339          916,691            --               --
----------     ------------   -----------      ------------
 4,962,390      146,443,732       341,090        6,862,776
----------     ------------   -----------      ------------
  (328,843)      (9,376,393)       (4,399)         (93,792)
  (786,350)     (21,186,420)      (49,780)      (1,034,090)
----------     ------------   -----------      ------------
(1,115,193)     (30,562,813)      (54,179)      (1,127,882)
----------     ------------   -----------      ------------
 3,847,197     $115,880,919       286,911     $  5,734,894
==========     ===========    ============     ============

   258,533     $  4,538,602        36,976      $   720,589
 2,295,606       39,163,185       198,356        3,936,723
     6,010          117,799            --              --
----------     ------------   -----------      ------------
 2,560,149       43,819,586       235,332        4,657,312
----------     ------------   -----------      ------------
   (28,136)        (443,493)          (62)          (1,235)
(2,251,432)     (39,353,213)     (168,261)      (3,350,346)
----------     ------------   -----------      ------------
(2,279,568)     (39,796,706)     (168,323)      (3,351,581)
----------     ------------   -----------      ------------
  280,581      $  4,022,880        67,009       $1,305,731
==========     ============   ============     ============



                           CLASS D
-------------------------------------------------------------
                     YEAR ENDED OCTOBER 31,
--------------------------------------------------------------
           2000                              1999
----------------------------   -------------------------------
   SHARES         AMOUNT           SHARES           AMOUNT
------------   -------------   --------------  ---------------
   118,762    $     892,904       189,017        $   1,112,498
   528,922        3,994,964     1,035,202            6,491,030
----------    -------------   -----------       --------------
   647,684        4,887,868     1,224,219            7,603,528
----------    -------------   -----------       --------------
  (488,489)      (3,582,100)     (861,334)          (5,073,352)
  (712,943)      (5,338,318)   (1,076,101)          (6,467,288)
(1,201,432)      (8,920,418)   (1,937,435)         (11,540,640)
----------    -------------   -----------       --------------
  (553,748)   $  (4,032,550)     (713,216)       $  (3,937,112)
==========    =============   ===========       ==============

   965,389    $  13,287,173       391,034           $4,418,456
 1,276,785       17,120,333     2,104,467           24,335,358
   534,262        6,603,474            --                   --
----------    -------------   -----------       --------------
 2,776,436       37,010,980     2,495,501           28,753,814
----------    -------------   -----------       --------------
 (772,289)      (10,536,090)   (1,431,799)         (16,000,546)
(1,028,957)     (14,032,045)   (1,697,515)         (19,863,990)
----------    -------------   -----------       --------------
(1,801,246)     (24,568,135)   (3,129,314)         (35,864,536)
----------    -------------   -----------       --------------
   975,190     $ 12,442,845      (633,813)      $   (7,110,722)
==========    ============   ============       ==============

   409,992      $ 7,212,642       702,458       $    9,864,284
 1,426,259       24,317,890     2,871,054           42,274,335
----------    -------------   -----------       --------------
 1,836,251       31,530,532     3,573,512           52,138,619
----------    -------------   -----------       --------------
(2,702,429)     (47,788,712)   (7,990,822)        (112,044,606)
(1,646,049)     (28,189,759)   (4,975,302)         (71,664,489)
----------    -------------   -----------       --------------
(4,348,478)     (75,978,471)  (12,966,124)        (183,709,095)
----------    -------------   -----------       --------------
(2,512,227)   $ (44,447,939)   (9,392,612)      $ (131,570,476)
==========    ============   ============       ==============

 2,212,040    $  65,506,006       765,037       $   13,908,046
 2,123,128       60,464,770     7,181,387          123,875,092
 1,280,405       30,614,487       177,411            2,265,535
----------    -------------   -----------       --------------
 5,615,573      156,585,263     8,123,835          140,048,673
----------    -------------   -----------       --------------
(1,560,540)     (45,031,225)   (3,165,981)         (51,194,253)
(1,598,131)     (43,993,795)   (6,798,661)        (116,822,546)
----------    -------------   -----------       --------------
(3,158,671)     (89,025,020)   (9,964,642)        (168,016,799)
----------    -------------   -----------       --------------
2,456,902     $  67,560,243    (1,840,807)      $  (27,968,126)
=========     ============   ============       ==============

   112,532    $   1,992,458       151,706       $    2,794,610
 1,444,557       25,777,607     1,827,402           34,418,653
   136,250        2,670,494            --                   --
----------    -------------   -----------      ---------------
 1,693,339       30,440,559     1,979,108           37,213,263
----------    -------------   -----------      ----------------
  (547,486)      (9,275,490)     (543,071)         (10,198,403)
(1,464,002)     (26,385,444)   (1,892,078)         (35,765,618)
----------    -------------   -----------      ----------------
(2,011,488)     (35,660,934)   (2,435,149)         (45,964,021)
----------    -------------   -----------      ---------------
  (318,149)   $  (5,220,375)     (456,041)      $   (8,750,758)
==========    =============   ===========      ===============

NOTES TO FINANCIAL STATEMENTS



8. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At October 31, 2000, the Series had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:




                                                                                          UNREALIZED
                             FOREIGN       IN EXCHANGE     SETTLEMENT                     APPRECIATION
CONTRACT                     CURRENCY         FOR US $        DATE         VALUE US $    (DEPRECIATION)
----------------           -------------  -------------    -----------   ------------   ---------------
EMERGING MARKETS FUND
Purchases:
Indian rupees                10,543,800       225,777        11/1/00         225,078      $    (699)
                                                                                          ==========
GLOBAL GROWTH FUND
Purchases:
British pounds                  991,533     1,441,987        11/2/00       1,438,664      $  (3,323)
                                                                                          ==========
Sales:
Canadian dollars              2,209,296     1,444,268        11/1/00       1,446,348      $  (2,080)
Euros                           287,167       241,938        11/1/00         243,690         (1,752)
Canadian dollars              1,433,384       937,097        11/2/00         938,385         (1,288)
Euros                           261,538       221,000        11/2/00         221,941           (941)
                                                                                          ----------
                                                                                          $  (6,061)
                                                                                          ==========
GLOBAL TECHNOLOGY FUND
Purchases:
Swiss francs                  1,757,416       975,258        11/1/00         977,645      $   2,387
British pounds                2,190,060     3,185,004        11/2/00       3,177,665         (7,339)
Swiss francs                  1,367,084       761,394        11/2/00         760,505           (889)
                                                                                          ----------
                                                                                          $  (5,841)
                                                                                          ==========
Sales:
British pounds               11,331,163    16,443,784        11/1/00      16,440,940      $   2,844
                                                                                          ==========
INTERNATIONAL GROWTH FUND
Purchases:
British pounds                  487,750       709,335        11/2/00         707,700      $  (1,635)
                                                                                           =========
Sales:
Canadian dollars              1,056,219       690,475        11/1/00         691,469      $    (994)
Euros                           154,089       129,820        11/1/00         130,760           (940)
Canadian dollars              1,708,789     1,117,148        11/2/00       1,118,684         (1,536)
Euros                           139,464       117,847        11/2/00         118,349           (502)
                                                                                           ---------
                                                                                          $  (3,972)
                                                                                           =========

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the financial performance of each Class of each Fund for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

EMERGING MARKETS FUND

                                                                              CLASS A
                                                     --------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,             5/28/96***
                                                     -----------------------------------------       TO
                                                      2000        1999         1998       1997     10/31/96
                                                     -----       -----        -----      -----    ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............     $6.69       $5.18       $7.34      $6.78       $7.14
                                                      -----       -----       -----      -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................     (0.09)      (0.07)      (0.01)     (0.05)      (0.02)
Net realized and unrealized gain (loss)
  on investments ................................     (0.77)       1.87       (2.00)      1.05       (0.25)
Net realized and unrealized loss
  from foreign currency transactions ............     (0.26)      (0.29)      (0.15)     (0.44)      (0.09)
                                                      -----       -----       -----      -----       -----
TOTAL FROM INVESTMENT OPERATIONS ................     (1.12)       1.51       (2.16)      0.56       (0.36)
                                                      -----       -----       -----      -----       -----

LESS DISTRIBUTIONS:
Dividends from net investment income ............        --          --          --         --          --
Distributions from net realized capital gain ....        --          --          --         --          --
                                                      -----       -----       -----      -----       -----
TOTAL DISTRIBUTIONS .............................        --          --          --         --          --
                                                      -----       -----       -----      -----       -----
NET ASSET VALUE, END OF PERIOD ..................     $5.57       $6.69       $5.18      $7.34       $6.78
                                                     ======       =====       =====      =====       =====

TOTAL RETURN:                                       (16.74)%      29.15%    (29.43)%      8.26%     (5.04)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ........    $27,273     $30,822     $24,294    $44,061    $19,864
Ratio of expenses to average net assets .........      2.48%       2.58%       2.22%      2.27%       2.22%+
Ratio of net loss to average net assets .........    (1.15)%     (1.11)%     (0.12)%    (0.56)%     (0.69)%+
Portfolio turnover rate .........................    188.19%     136.94%      94.09%     84.09%      12.24%
Without management fee waiver:**
Ratio of expenses to average net assets..........                                                     3.02%+
Ratio of net loss to average net assets..........                                                    (1.49)%+

-----------
See footnotes on page 72.

FINANCIAL HIGHLIGHTS

                                                                             CLASS B                                CLASS C
                                                    --------------------------------------------------------  -------------------
                                                              YEAR ENDED OCTOBER 31,              5/28/96***   YEAR      5/27/99*
                                                    ----------------------------------------         TO        ENDED        TO
                                                     2000        1999       1998        1997      10/31/96    10/31/00   10/31/99
                                                    -----       -----      -----       -----      --------    --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $6.52       $5.09      $7.27       $6.76       $7.14       $6.52      $6.14
                                                    -----       -----      -----       -----       -----       -----      -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.14)      (0.11)     (0.06)      (0.11)      (0.04)      (0.14)     (0.07)
Net realized and unrealized gain (loss)
  on investments ...............................    (0.72)       1.83      (1.97)       1.06       (0.25)      (0.72)      0.48
Net realized and unrealized loss
  from foreign currency transactions ...........    (0.26)      (0.29)     (0.15)      (0.44)      (0.09)      (0.26)     (0.03)
                                                    -----       -----      -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ...............    (1.12)       1.43      (2.18)       0.51       (0.38)      (1.12)      0.38
                                                    -----       -----      -----       -----       -----       -----      -----
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --          --         --
Distributions from net realized capital gain ...       --          --         --          --          --          --         --
                                                    -----       -----      -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ............................       --          --         --          --          --          --         --
                                                    -----       -----      -----       -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .................    $5.40       $6.52      $5.09       $7.27       $6.76       $5.40      $6.52
                                                    =====       =====      =====       =====       =====       =====      =====

TOTAL RETURN:                                     (17.18)%      28.10%   (29.99)%       7.54%     (5.32)%    (17.18)%      6.19%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $11,156     $16,129    $16,031     $28,819     $10,541        $898       $307
Ratio of expenses to average net assets ........     3.23%       3.33%      2.99%       3.04%       3.00%+      3.23%      3.37%+
Ratio of net loss to average net assets ........   (1.90)%     (1.86)%    (0.89)%     (1.33)%     (1.47)%+    (1.90)%    (2.05)%+
Portfolio turnover rate ........................   188.19%     136.94%     94.09%      84.09%      12.24%     188.19%    136.94%+++
Without management fee waiver:**
Ratio of expenses to average net assets ........                                                   3.80%+
Ratio of net loss to average net assets ........                                                 (2.27)%+


                                                                         CLASS D
                                                   -------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,             5/28/96***
                                                   -----------------------------------------        TO
                                                    2000        1999       1998        1997      10/31/96
                                                   ------      ------     ------      ------    ----------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $6.52       $5.09      $7.27       $6.76       $7.14
                                                    -----       -----      -----       -----       -----

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.14)      (0.11)     (0.06)      (0.11)      (0.04)
Net realized and unrealized gain (loss)
  on investments ...............................    (0.72)       1.83      (1.97)       1.06       (0.25)
Net realized and unrealized loss
  from foreign currency transactions ...........    (0.26)      (0.29)     (0.15)      (0.44)      (0.09)
                                                    -----       -----      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ...............    (1.12)       1.43      (2.18)       0.51       (0.38)
                                                    -----       -----      -----       -----       -----

LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --
Distributions from net realized capital gain ...       --          --         --          --          --
                                                    -----       -----      -----       -----       -----
TOTAL DISTRIBUTIONS ............................       --          --         --          --          --
                                                    -----       -----      -----       -----       -----
NET ASSET VALUE, END OF PERIOD .................    $5.40       $6.52      $5.09       $7.27       $6.76
                                                    =====       =====      =====       =====       =====

TOTAL RETURN: ..................................  (17.18)%      28.10%   (29.99)%       7.54%     (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......    $7,645     $12,854    $13,667     $31,259     $13,664
Ratio of expenses to average net assets ........     3.23%       3.33%      2.99%       3.04%       3.00%+
Ratio of net loss to average net assets ........   (1.90)%     (1.86)%    (0.89)%     (1.33)%     (1.47)%+
Portfolio turnover rate                            188.19%     136.94%     94.09%      84.09%      12.24%
Without management fee waiver:**
Ratio of expenses to average net assets ........                                                    3.80%+
Ratio of net loss to average net assets ........                                                  (2.27)%+

--------------
See footnotes on page 72.

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND

                                                                            CLASS A
                                                   ----------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,               11/1/95***
                                                   -----------------------------------------         TO
                                                    2000        1999        1998        1997      10/31/96
                                                   ------      ------      -----       -----      --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $12.86      $ 9.62      $9.20       $8.08       $7.14
                                                   ------      ------      -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.10)      (0.07)     (0.05)      (0.05)      (0.03)
Net realized and unrealized gain
  on investments ...............................     2.56        3.51       0.81        1.47        1.12
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (0.67)      (0.20)      0.08       (0.30)      (0.15)
                                                   ------      ------      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ...............     1.79        3.24       0.84        1.12        0.94
                                                   ------      ------      -----       -----       -----
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --
Distributions from net realized capital gain ...    (1.17)         --      (0.42)         --          --
                                                   ------      ------      -----       -----       -----
TOTAL DISTRIBUTIONS ............................    (1.17)         --      (0.42)         --          --
                                                   ------      ------      -----       -----       -----
NET ASSET VALUE, END OF PERIOD .................   $13.48      $12.86      $9.62       $9.20       $8.08
                                                   ======      ======      =====       =====       =====

TOTAL RETURN: ..................................    14.33%      33.68%      9.52%      13.86%      13.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $142,492    $120,946    $97,947    $109,060    $107,509
Ratio of expenses to average net assets ........     1.66%       1.69%      1.68%       1.69%       1.91%
Ratio of net loss to average net assets ........   (0.73)%     (0.54)%    (0.48)%     (0.59)%     (0.53)%
Portfolio turnover rate ........................   110.04%      65.16%     45.43%      79.32%      31.44%


                                                                             CLASS B                                 CLASS C
                                                   -------------------------------------------------------    -------------------
                                                               YEAR ENDED OCTOBER 31,              4/22/96*    YEAR      5/27/99*
                                                   -----------------------------------------         TO        ENDED       TO
                                                    2000        1999        1998        1997      10/31/96    10/31/00   10/31/99
                                                   ------      ------      -----       -----      --------    --------   --------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $12.47      $ 9.40      $9.06       $8.02       $8.04      $12.47     $10.99
                                                   ------      ------      -----       -----       -----      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.20)      (0.14)     (0.12)      (0.12)      (0.04)      (0.20)     (0.07)
Net realized and unrealized gain
  on investments ...............................     2.51        3.41       0.80        1.46        0.06        2.52       1.43
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (0.67)      (0.20)      0.08       (0.30)      (0.04)      (0.67)      0.12
                                                   ------      ------      -----       -----       -----      ------     ------
TOTAL FROM INVESTMENT OPERATIONS ...............     1.64        3.07       0.76        1.04       (0.02)       1.65       1.48
                                                   ------      ------      -----       -----       -----      ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --          --         --
Distributions from net realized capital gain ...    (1.17)         --      (0.42)         --          --       (1.17)        --
                                                   ------      ------      -----       -----       -----      ------     ------
TOTAL DISTRIBUTIONS ............................    (1.17)         --      (0.42)         --          --       (1.17)        --
                                                   ------      ------      -----       -----       -----      ------     ------
NET ASSET VALUE, END OF PERIOD .................   $12.94      $12.47      $9.40       $9.06       $8.02      $12.95     $12.47
                                                   ======      ======      =====       =====       =====      ======     ======

TOTAL RETURN:                                       13.51%      32.66%      8.76%      12.97%     (0.25)%      13.60%     13.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $48,709     $35,344    $21,930     $19,311      $9,257     $11,315     $1,046
Ratio of expenses to average net assets ........     2.41%       2.44%      2.44%       2.45%       2.53%+      2.41%      2.43%+
Ratio of net loss to average net assets ........   (1.48)%     (1.29)%    (1.24)%     (1.35)%     (1.13)%+    (1.48)%    (1.18)%+
Portfolio turnover rate ..... ..................   110.04%      65.16%     45.43%      79.32%      31.44%++   110.04%     65.16%+++

------------------------
See footnotes on page 72.

FINANCIAL HIGHLIGHTS

                                                                               CLASS D
                                                   -------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,              11/1/95***
                                                   -----------------------------------------         TO
                                                    2000        1999        1998        1997      10/31/96
                                                   ------      ------      -----       -----      --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $12.47      $ 9.40      $9.06       $8.02       $7.14
                                                   ------      ------      -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.20)      (0.14)     (0.12)      (0.12)      (0.09)
Net realized and unrealized gain
  on investments ...............................     2.52        3.41       0.80        1.46        1.12
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (0.67)      (0.20)      0.08       (0.30)      (0.15)
                                                   ------      ------      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ...............     1.65        3.07       0.76        1.04        0.88
                                                   ------      ------      -----       -----       -----

LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --
Distributions from net realized capital gain ...    (1.17)         --      (0.42)         --          --
                                                   ------      ------      -----       -----       -----
TOTAL DISTRIBUTIONS ............................    (1.17)         --      (0.42)         --          --
                                                   ------      ------      -----       -----       -----
NET ASSET VALUE, END OF PERIOD .................   $12.95      $12.47      $9.40       $9.06       $8.02
                                                   ======      ======      =====       =====       =====

TOTAL RETURN:                                       13.60%      32.66%      8.76%      12.97%      12.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $93,184     $77,616    $64,443     $64,300     $53,540
Ratio of expenses to average net assets ........     2.41%       2.44%      2.44%       2.45%       2.67%
Ratio of net loss to average net assets ........   (1.48)%     (1.29)%    (1.24)%     (1.35)%     (1.25)%
Portfolio turnover rate ........................   110.04%      65.16%     45.43%      79.32%      31.44%


GLOBAL SMALLER COMPANIES FUND
                                                                         CLASS A
                                                   ----------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
                                                    2000        1999        1998        1997        1996
                                                   ------      ------      -----       -----       -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............   $15.74      $14.11     $15.62      $15.14      $13.90
                                                   ------      ------      -----       -----       -----

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.15)      (0.10)     (0.07)         --          --
Net realized and unrealized gain (loss)
  on investments ...............................     2.58        1.94      (0.85)       1.61        2.38
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (0.79)      (0.21)      0.04       (0.40)      (0.18)
                                                   ------      ------      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ...............     1.64        1.63      (0.88)       1.21        2.20
                                                   ------      ------      -----       -----       -----

LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --
Distributions from net realized capital gain ...       --          --      (0.63)      (0.73)      (0.96)
                                                   ------      ------      -----       -----       -----
TOTAL DISTRIBUTIONS ............................       --          --      (0.63)      (0.73)      (0.96)
                                                   ------      ------      -----       -----       -----
NET ASSET VALUE, END OF YEAR ...................   $17.38      $15.74     $14.11      $15.62      $15.14
                                                   ======      ======      =====       =====       =====

TOTAL RETURN:                                       10.42%      11.55%    (5.82)%       8.28%      16.95%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........  $215,455    $213,729   $374,890    $434,397    $350,359
Ratio of expenses to average net assets ........     1.65%       1.72%      1.65%       1.67%       1.75%
Ratio of net income (loss) to average net assets   (0.80)%     (0.69)%    (0.45)%       0.02%       0.01%
Portfolio turnover rate ........................    85.08%      61.31%     50.81%      57.24%      45.38%

------------------------
See footnotes on page 72.

FINANCIAL HIGHLIGHTS

                                                                            CLASS B                              CLASS C
                                                   -----------------------------------------------------    -------------------
                                                             YEAR ENDED OCTOBER 31,             4/22/96*     YEAR      5/27/99*
                                                   -----------------------------------------       TO        ENDED        TO
                                                    2000        1999       1998        1997     10/31/96    10/31/00   10/31/99
                                                   ------      ------     ------      ------    --------    --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $14.90      $13.46     $15.04      $14.72      $14.44      $14.91     $13.86
                                                   ------      ------     ------      ------      ------      ------     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.28)      (0.20)     (0.18)      (0.11)      (0.06)      (0.28)     (0.06)
Net realized and unrealized gain (loss)
  on investments ...............................     2.50        1.85      (0.81)       1.56        0.33        2.51       0.98
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (0.79)      (0.21)      0.04       (0.40)       0.01       (0.79)      0.13
                                                   ------      ------     ------      ------      ------      ------     ------
TOTAL FROM INVESTMENT OPERATIONS ...............     1.43        1.44      (0.95)       1.05        0.28        1.44       1.05
                                                   ------      ------     ------      ------      ------      ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --          --         --
Distributions from net realized capital gain ...       --          --      (0.63)      (0.73)         --          --         --
                                                   ------      ------     ------      ------      ------      ------     ------
TOTAL DISTRIBUTIONS ............................       --          --      (0.63)      (0.73)         --          --         --
                                                   ------      ------     ------      ------      ------      ------     ------
NET ASSET VALUE, END OF PERIOD .................   $16.33      $14.90     $13.46      $15.04      $14.72      $16.35     $14.91
                                                   ======      ======     ======      ======      ======      ======     ======

TOTAL RETURN:                                        9.60%      10.70%    (6.54)%       7.39%       1.94%       9.66%      7.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $140,106    $155,345   $222,496    $247,600    $103,968      $2,355       $363
Ratio of expenses to average net assets ........     2.40%       2.47%      2.41%       2.43%       2.54%+      2.40%      2.47%+
Ratio of net loss to average net assets ........   (1.55)%     (1.44)%    (1.21)%     (0.74)%     (0.80)%+    (1.55)%    (1.20)%+
Portfolio turnover rate ........................    85.08%      61.31%     50.81%      57.24%      45.38%++    85.08%     61.31%+++


                                                                         CLASS D
                                                   -----------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
                                                    2000        1999       1998        1997        1996
                                                   ------      ------     ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............   $14.91      $13.47     $15.05      $14.72      $13.63
                                                   ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.28)      (0.20)     (0.18)      (0.11)      (0.11)
Net realized and unrealized gain (loss)
  on investments ...............................     2.51        1.85      (0.81)       1.57        2.34
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (0.79)      (0.21)      0.04       (0.40)      (0.18)
                                                   ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............     1.44        1.44      (0.95)       1.06        2.05
                                                   ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --
Distributions from net realized capital gain ...       --          --      (0.63)      (0.73)      (0.96)
                                                   ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ............................       --          --      (0.63)      (0.73)      (0.96)
                                                   ------      ------     ------      ------      ------
NET ASSET VALUE, END OF YEAR ...................   $16.35      $14.91     $13.47      $15.05      $14.72
                                                   ======      ======     ======      ======      ======
TOTAL RETURN:                                        9.66%      10.69%    (6.53)%       7.47%      16.14%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........  $136,806    $162,220   $272,992    $370,625    $285,477
Ratio of expenses to average net assets ........     2.40%       2.47%      2.41%       2.43%       2.51%
Ratio of net loss to average net assets ........   (1.55)%     (1.44)%    (1.21)%     (0.74)%     (0.75)%
Portfolio turnover rate ........................    85.08%      61.31%     50.81%      57.24%      45.38%



-------------------------
See footnotes on page 72.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND

                                                                          CLASS A
                                                   -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
                                                    2000        1999       1998        1997        1996
                                                   ------      ------     ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ...........     $23.36      $12.48     $15.14      $11.31      $13.05
                                                   ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................      (0.37)      (0.19)     (0.14)      (0.16)      (0.08)
Net realized and unrealized gain (loss)
  on investments .............................       5.79       11.26       0.01        4.06       (0.92)
Net realized and unrealized gain (loss)
  from foreign currency transactions .........      (0.73)      (0.03)      0.06       (0.07)       0.05
                                                   ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .............       4.69       11.04      (0.07)       3.83       (0.95)
                                                   ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income .........         --          --         --          --       (0.02)
Distributions from net realized capital gain .      (2.45)      (0.16)     (2.59)         --       (0.77)
                                                   ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ..........................      (2.45)      (0.16)     (2.59)         --       (0.79)
                                                   ------      ------     ------      ------      ------
NET ASSET VALUE, END OF YEAR .................     $25.60      $23.36     $12.48      $15.14      $11.31
                                                   ======      ======     ======      ======      ======
TOTAL RETURN:                                       20.20%      89.40%    (0.79)%      33.86%     (7.33)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .......  $1,033,318    $795,234   $475,951    $583,257    $499,858
Ratio of expenses to average net assets ......       1.56%       1.59%      1.67%       1.67%       1.75%
Ratio of net loss to average net assets ......     (1.18)%     (1.10)%    (1.04)%     (1.10)%     (0.74)%
Portfolio turnover rate ......................     144.27%      91.12%     87.55%      94.06%      73.00%


                                                                          CLASS B                                  CLASS C
                                                   -----------------------------------------------------     -------------------
                                                             YEAR ENDED OCTOBER 31,              4/22/96*     YEAR      5/27/99*
                                                   -----------------------------------------        TO        ENDED       TO
                                                    2000        1999       1998        1997      10/31/96    10/31/00   10/31/99
                                                   ------      ------     ------      ------     --------    --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .........     $22.26      $11.98     $14.73      $11.09      $11.47      $22.23     $16.22
                                                   ------      ------     ------      ------      ------     -------     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................      (0.57)      (0.31)     (0.23)      (0.26)      (0.08)      (0.57)     (0.13)
Net realized and unrealized gain (loss)
  on investments .............................       5.57       10.78       0.01        3.97       (0.39)       5.58       5.92
Net realized and unrealized gain (loss)
  from foreign currency transactions .........      (0.73)      (0.03)      0.06       (0.07)       0.09       (0.73)      0.22
                                                   ------      ------     ------      ------      ------     -------     ------
TOTAL FROM INVESTMENT OPERATIONS .............       4.27       10.44      (0.16)       3.64       (0.38)       4.28       6.01
                                                   ------      ------     ------      ------      ------     -------     ------

LESS DISTRIBUTIONS:
Dividends from net investment income .........         --          --         --          --          --          --         --
Distributions from net realized capital gain .      (2.45)      (0.16)     (2.59)         --          --       (2.45)        --
                                                   ------      ------     ------      ------      ------     -------     ------
TOTAL DISTRIBUTIONS ..........................      (2.45)      (0.16)     (2.59)         --          --       (2.45)        --
                                                   ------      ------     ------      ------      ------     -------     ------
NET ASSET VALUE, END OF PERIOD ...............     $24.08      $22.26     $11.98      $14.73      $11.09      $24.06     $22.23
                                                   ======      ======     ======      ======      ======      ======     ======

TOTAL RETURN:                                       19.23%      88.10%    (1.55)%      32.82%     (3.31)%      19.30%     37.05%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .....    $261,717    $118,262    $58,575     $53,046     $18,840     $99,452     $6,377
Ratio of expenses to average net assets ......       2.31%       2.34%      2.43%       2.42%       2.51%+      2.31%      2.23%+
Ratio of net loss to average net assets ......     (1.93)%     (1.85)%    (1.80)%     (1.85)%     (1.40)%+    (1.93)%    (1.72)%+
Portfolio turnover rate ......................     144.27%      91.12%     87.55%      94.06%      73.00%++   144.27%     91.12%+++

------------------------
See footnotes on page 72.

FINANCIAL HIGHLIGHTS

                                                                          CLASS D
                                                   -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
                                                    2000        1999       1998        1997        1996
                                                   ------      ------     ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ...........     $22.23      $11.96     $14.73      $11.09      $12.89
                                                   ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................      (0.57)      (0.31)     (0.23)      (0.26)      (0.17)
Net realized and unrealized gain (loss)
  on investments .............................       5.57       10.77      (0.01)       3.97       (0.91)
Net realized and unrealized gain (loss)
  from foreign currency transactions .........      (0.73)      (0.03)      0.06       (0.07)       0.05
                                                   ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .............       4.27       10.43      (0.18)       3.64       (1.03)
                                                   ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income .........         --          --         --          --          --
Distributions from net realized capital gain .      (2.45)      (0.16)     (2.59)         --       (0.77)
                                                   ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ..........................      (2.45)      (0.16)     (2.59)         --       (0.77)
                                                   ------      ------     ------      ------      ------
NET ASSET VALUE, END OF YEAR .................     $24.05      $22.23     $11.96      $14.73      $11.09
                                                   ======      ======     ======      ======      ======

TOTAL RETURN:                                       19.25%      88.17%    (1.70)%      32.82%     (8.07)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .......    $384,810    $300,969   $184,032    $232,882    $197,412
Ratio of expenses to average net assets ......       2.31%       2.34%      2.43%       2.42%       2.52%
Ratio of net loss to average net assets ......     (1.93)%     (1.85)%    (1.80)%     (1.85)%     (1.50)%
Portfolio turnover rate ......................     144.27%      91.12%     87.55%      94.06%      73.00%




INTERNATIONAL GROWTH FUND
                                                                          CLASS A
                                                   -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
                                                    2000        1999       1998        1997        1996
                                                   ------      ------     ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............   $21.47      $17.75     $17.92      $17.17     $16.71
                                                   ------      ------     ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................    (0.19)      (0.01)      0.03       (0.04)       0.05
Net realized and unrealized gain (loss)
  on investments ...............................    (2.90)       4.49       0.62        2.47        1.77
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (2.06)      (0.76)      0.40       (0.79)      (0.44)
                                                   ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............    (5.15)       3.72       1.05        1.64        1.38
                                                   ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --          --         --          --          --
Distributions from net realized capital gain ...    (1.73)         --      (1.22)      (0.89)      (0.92)
                                                   ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ............................    (1.73)         --      (1.22)      (0.89)      (0.92)
                                                   ------      ------     ------      ------      ------
NET ASSET VALUE, END OF YEAR ...................   $14.59      $21.47     $17.75      $17.92      $17.17
                                                   ======      ======     ======      ======      ======

TOTAL RETURN:                                     (26.45)%      20.96%       6.51%      9.83%       8.43%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........   $40,971     $44,763    $44,122     $46,107     $50,998
Ratio of expenses to average net assets ........     1.96%       1.88%      1.69%       1.78%       1.81%
Ratio of net income (loss) to average net assets   (1.06)%     (0.06)%      0.16%     (0.23)%       0.28%
Portfolio turnover rate ........................   257.74%      83.10%     81.37%      83.11%      55.71%

-------------------------
See footnotes on page 72.

FINANCIAL HIGHLIGHTS

                                                                            CLASS B                                CLASS C
                                                   -------------------------------------------------------  --------------------
                                                               YEAR ENDED OCTOBER 31,             4/22/96*    YEAR     5/27/99*
                                                   -----------------------------------------        TO        ENDED       TO
                                                    2000        1999       1998        1997      10/31/96    10/31/00   10/31/99
                                                   ------      ------     ------      ------     --------    --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .........     $20.33      $16.93     $17.30      $16.74      $17.38      $20.31     $18.39
                                                   ------      ------     ------      ------      ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................      (0.31)      (0.15)     (0.12)      (0.18)      (0.03)      (0.31)     (0.10)
Net realized and unrealized gain (loss)
  on investments .............................      (2.57)       4.31       0.57        2.42       (0.54)      (2.56)      1.66
Net realized and unrealized gain (loss)
  from foreign currency transactions .........      (2.06)      (0.76)      0.40       (0.79)      (0.07)      (2.06)      0.36
                                                   ------      ------     ------      ------      ------      ------     ------
TOTAL FROM INVESTMENT OPERATIONS .............      (4.94)       3.40       0.85        1.45       (0.64)      (4.93)      1.92
                                                   ------      ------     ------      ------      ------      ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income .........         --          --         --          --          --          --         --
Distributions from net realized capital gain .      (1.73)         --      (1.22)      (0.89)         --       (1.73)        --
                                                   ------      ------     ------      ------      ------      ------     ------
TOTAL DISTRIBUTIONS ..........................      (1.73)         --      (1.22)      (0.89)         --       (1.73)        --
                                                   ------      ------     ------      ------      ------      ------     ------
NET ASSET VALUE, END OF PERIOD ...............     $13.66      $20.33     $16.93      $17.30      $16.74      $13.65     $20.31
                                                   ======      ======     ======      ======      ======      ======     ======

TOTAL RETURN:                                      (26.94)%     20.08%      5.51%       8.90%     (3.68)%    (26.92)%     10.44%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .....     $11,045     $11,434     $9,835      $6,350      $2,843      $4,745     $1,361
Ratio of expenses to average net assets ......       2.72%       2.64%      2.55%       2.58%       2.66%+      2.72%      2.72%+
Ratio of net loss to average net assets ......     (1.82)%     (0.82)%    (0.70)%     (1.03)%     (0.35)%+    (1.82)%    (1.07)%+
Portfolio turnover rate ......................     257.74%      83.10%     81.37%      83.11%      55.71%++   257.74%     83.10%+++



                                                                          CLASS D
                                                   -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
                                                    2000        1999       1998        1997        1996
                                                   ------      ------     ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ...........     $20.31      $16.93     $17.30      $16.74      $16.43
                                                   ------      ------     ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................      (0.31)      (0.15)     (0.12)      (0.18)      (0.08)
Net realized and unrealized gain (loss)
  on investments .............................      (2.56)       4.29       0.57        2.42        1.75
Net realized and unrealized gain (loss)
  from foreign currency transactions .........      (2.06)      (0.76)      0.40       (0.79)      (0.44)
                                                   ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .............      (4.93)       3.38       0.85        1.45        1.23
                                                   ------      ------     ------      ------      ------

LESS DISTRIBUTIONS:
Dividends from net investment income .........         --          --         --          --          --
Distributions from net realized capital gain .      (1.73)         --      (1.22)      (0.89)      (0.92)
                                                   ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ..........................      (1.73)         --      (1.22)      (0.89)      (0.92)
                                                   ------      ------     ------      ------      ------
NET ASSET VALUE, END OF YEAR .................     $13.65      $20.31     $16.93      $17.30      $16.74
                                                   ======      ======     ======      ======      ======

TOTAL RETURN:                                     (26.92)%      19.97%       5.51%      8.90%       7.62%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .......     $19,671     $35,728    $37,485     $40,977     $47,917
Ratio of expenses to average net assets ......       2.72%       2.64%      2.55%       2.58%       2.64%
Ratio of net loss to average net assets ......     (1.82)%     (0.82)%    (0.70)%     (1.03)%     (0.47)%
Portfolio turnover rate ......................     257.74%      83.10%     81.37%      83.11%      55.71%



-------------
  * Commencement of offering of shares.
 ** The Manager and Seligman Henderson, the former subadviser to the Series, at their discretion, waived all or a portion of their fees for the periods presented.
***  Commencement of operations.
  +  Annualized.
 ++  For the year ended October 31, 1996.
+++  For the year ended October 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (comprising, respectively, the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth
Fund), as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Series' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP
New York, New York
December 15, 2000

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR,  Kimberly-Clark  Corporation
DIRECTOR, Baptist
Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN & CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI
Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee


--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

DANIEL J. BARKER
VICE PRESIDENT

IAIN C. CLARK
VICE PRESIDENT

DAVID F. COOLEY
VICE PRESIDENT

MARK J. CUNNEEN
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

STEVEN A. WERBER, JR.
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

SUBADVISER (to Seligman Global
Smaller Companies Fund)
Henderson Investment
   Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement
                    Plan Services
(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


---------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

BENCHMARKS

LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average comprised 206 mutual funds at October 31, 2000.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 739 mutual funds at October 31, 2000.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 284 mutual funds at October 31, 2000.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 294 mutual funds at October 31, 2000.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average comprised 48 mutual funds at October 31, 2000.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI EAFE INDEX): This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.



---------------------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.
Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Salomon Smith Barney Incorporated.

                            SELIGMAN ADVISERS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                       100 Park Avenue, New York, NY 10017



                                www.seligman.com



    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE
      WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION
 ABOUT THE SALES CHARGES, EXPENSES, AND ADDITIONAL RISK FACTORS.
    PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



EQSGFS2  10/00                                  [Logo] Printed on Recycled Paper